UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

CRM HOLDINGS, LTD.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2010

Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of CRM Holdings, Ltd. to be held on Wednesday, May 5, 2010 at 12:00 p.m. (local time) at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda. On the following pages you will find the formal notice of the Annual General Meeting of Shareholders and the proxy statement.

All holders of record of the Company’s Common Shares at the close of business on March 23, 2010 will be entitled to notice of, and to vote at, the Annual General Meeting of Shareholders. To assure that you are represented at the Annual General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

We look forward to seeing you at the Annual General Meeting.

Sincerely,

/s/ Keith S. Hynes
Keith S. Hynes
Chairman of the Board of Directors

/s/ James J. Scardino
James J. Scardino
Chief Executive Officer

CRM HOLDINGS, LTD.
PO BOX HM 2062
HAMILTON HM HX
BERMUDA

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2010

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of CRM Holdings, Ltd. (the Company) will be held on Wednesday, May 5, 2010, at 12:00 p.m. (local time), at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda, and at any adjournment or postponement thereof, for the following purposes:

1.	To elect three Class II Directors;

2.	To direct the Company to elect director designees who shall serve as directors of the Company’s subsidiary, Twin Bridges (Bermuda) Ltd.;

3.
To appoint Ernst & Young LLP as the Company’s independent auditors for the year ended December 31, 2010 and authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors;

4.	To approve changing the name of CRM Holdings, Ltd. to Majestic Capital, Ltd.;

5.	To approve the Company’s Amended and Restated Bye-Laws;

6.	To approve, and authorize the Board of Directors to effect a reverse share split of the Company’s Common and Class B shares within a range of 1-for-5 shares to 1-for-10 shares; and

7.	To transact such other business as may properly come before the Annual General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Members of the Company, at the close of business on March 23, 2010 are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Annual General Meeting. If you do not expect to be present at the Annual General Meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual General Meeting. In order for the votes represented by your proxy to be counted, your proxy must be received at least one hour before the Annual General Meeting. In the event you decide to attend the Annual General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person prior to the vote pursuant to the proxy.

By Order of the Board of Directors,

/s/ Louis J. Viglotti
Louis J. Viglotti, Esq.
Secretary and General Counsel

Hamilton, Bermuda
March 31, 2010

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TABLE OF CONTENTS
VOTING INSTRUCTIONS AND INFORMATION	1

What am I voting on?	1
Who is entitled to vote?	1
How do I vote?	2
How many votes do I have?	2
What constitutes a quorum?	3
How many votes are required to approve each proposal?	3
What is the effect of abstentions and broker non-votes on voting results?	3
What is the effect of signing the proxy card but not designating how shares should be voted?	3
Who will count the votes?	3
May I change my vote or revoke my proxy?	3
How does the Board of Directors recommend I vote?	4
Who will pay for the cost of this proxy solicitation?	4
What is “householding”?	4
2009 Audited Financial Statements	4

PROPOSAL NO. 1 ELECTION OF DIRECTORS	5

Directors of CRM Holdings currently serving as Class II Directors	5
Board of Directors’ Recommendation	6
Directors of CRM Holdings currently serving as Class III Directors	7
Directors of CRM Holdings currently serving as Class I Directors	8
Executive Officers who are not Directors:	9

THE BOARD AND BOARD COMMITTEES	10

Meetings	10
Executive Sessions	11
Board Leadership Structure	11
Committee Charters	11
Audit Committee	11
Nominating and Corporate Governance Committee	12
Compensation Committee	13
Finance and Investment Committee	14
Other Committees	14
Oversight of Risk Management	14
Director Compensation	15

CORPORATE GOVERNANCE	16

Guidelines of Corporate Governance	16
Code of Business Conduct and Ethics	16
Director Independence and Independence Determinations	17
Communications with the Board of Directors	17

COMPENSATION DISCUSSION AND ANALYSIS	17

COMPENSATION COMMITTEE REPORT	26

EXECUTIVE COMPENSATION	27

2009 Summary Compensation Table	27
2009 Grants of Plan-Based Awards	28
Employment Agreements	29

Annual Incentive Cash Bonuses	31
Restricted Share Awards under Our 2005 Long-Term Incentive Plan	31
Total Mix of Compensation	32
2009 Outstanding Equity Awards at Fiscal Year-End	32
2009 Option Exercises and Stock Vested	34
Potential payments upon termination or change-in-control	34

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	41

RELATED PARTY TRANSACTIONS	41

Our Related Party Transactions	41
Our Related Party Review, Approval or Ratification Process	42

SHARE OWNERSHIP INFORMATION	43

Principal Shareholders Table	43
Section 16(a) Beneficial Ownership Reporting Compliance	44

PROPOSAL NO. 2 ELECTION OF DIRECTOR DESIGNEES OF TWIN BRIDGES (BERMUDA) LTD.	45

Nominees for Election of Twin Bridges Director Designees:	45
Board of Directors’ Recommendation	45

PROPOSAL NO. 3. APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT AUDITORS	46

Board of Directors’ Recommendation	46
Independent Registered Public Accountants’ Fees	46
Pre-Approval Policy for Services of the Independent Registered Public Accounting Firm	47
Audit Committee Report	47

PROPOSAL NO. 4. CHANGE OF NAME FROM CRM HOLDINGS, LTD. TO MAJESTIC CAPITAL, LTD.	48

Board of Directors’ Recommendation	48

PROPOSAL NO. 5. APPROVAL OF AMENDED AND RESTATED BYE-LAWS	49

Electronic Delivery of Documents	49
Treasury Shares	49
Execution of Instruments without Seal	49
Flexibility in Titles and Identities of Officers	49
Directors’ Authority	49
Size of the Board	50
Capitalization of Profits	50
Poll Voting	50
Name Change	50
Text of the Proposed Amended and Restated Bye-laws	50
Board of Directors’ Recommendation	50

PROPOSAL NO. 6. APPROVE AND AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE SHARE SPLIT OF OUR COMMON AND CLASS B SHARES	51

Purposes of Reverse Share Split	51
Anticipated Effects of Reverse Share Split	52

Board of Directors Discretion	55
No Dissenters Rights	55
Approval Required	56
Board of Directors’ Recommendation	56

OTHER MATTERS	57

Shareholder Proposals	57
Future Electronic Delivery of Documents to Our Shareholders	57

APPENDIX A

APPENDIX B

ANNUAL MEETING PROXY CARD

CRM Holdings, Ltd.
PO Box HM 2062
Hamilton HM HX
Bermuda

PROXY STATEMENT

For the
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2010

VOTING INSTRUCTIONS AND INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by CRM Holdings, Ltd. (the Company, CRM Holdings, we, us or our) on behalf of the Board of Directors (the Board or Board of Directors) for the 2010 Annual General Meeting of Shareholders (the Annual General Meeting) to be held on Wednesday, May 5, 2010, at 12:00 p.m. (local time) at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda, and at any adjournment or postponement thereof.

This proxy statement, the attached Notice of Annual General Meeting and the enclosed Proxy Card are first being mailed to CRM Holdings’ shareholders on or about March 31, 2010.

What am I voting on?

There are six proposals scheduled to be voted on at the meeting:

1.	To elect three Class II Directors;

2.	To direct CRM Holdings to elect director designees to serve as directors of Twin Bridges (Bermuda) Ltd. (Twin Bridges), our wholly-owned Bermuda-based reinsurance subsidiary;

3.
To appoint Ernst & Young LLP as the Company’s independent auditors for the year ended December 31, 2010 and authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors;

4.	To approve changing the name of CRM Holdings, Ltd. to Majestic Capital, Ltd.;

5.	To approve our Amended and Restated Bye-Laws; and

6.	To approve and authorize the Board of Directors to effect a reverse share split of our common and Class B shares within a range of 1-for-5 shares to 1-for-10 shares.

Each proposal is described in more detail in this proxy statement. Other than matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those discussed in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Who is entitled to vote?

You are entitled to notice of, and to vote at or direct the voting of your shares at, our Annual General Meeting if you were a shareholder of record at the close of business (Bermuda time) on March 23, 2010. As of that date, we had 16,535,206 common shares issued and outstanding. This number does not include 395,000 non-voting class B shares. The common shares comprise all of our issued and outstanding voting shares.

How do I vote?

You can vote your shares at the Annual General Meeting in one of the following three ways:

•
By Internet or Telephone. If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you do not need to return your proxy card.

•
By Mail. Mark the enclosed proxy card, sign and date it, and return it in the pre-paid envelope that has been provided. To be valid, your vote by mail must be received by 5:00 p.m., Eastern Daylight Savings Time, on Tuesday, May 4, 2010.

•
In Person at the Annual General Meeting. You can vote in person at the Annual General Meeting. If you own shares in street name, you will need to obtain a legal proxy from your broker or bank and bring the legal proxy to the meeting. Please note that if you own common shares in street name and request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person.

How many votes do I have?

You will generally have one vote for each of our common shares that you held as at the close of business on March 23, 2010, unless you owned “controlled shares.”

Under Section 63 of our Amended and Restated Bye-Laws (the Bye-Laws), if the “controlled shares” of any person would otherwise represent more than 9.9% of the voting power of all of the shares entitled to vote at a meeting of our shareholders, then the votes conferred by the shares of such person’s “controlled shares” shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the “controlled shares” of such person shall not exceed such 9.9% limitation. “Controlled shares” in reference to any person means all common shares that confer the right to vote that a person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended (the Code)), or, in the case of a U.S. person (as defined in the Bye-Laws), constructively (within the meaning of Section 958(b) of the Code). The reduction in votes is generally to be applied proportionately among all shares and shareholders who are members of the shareholder’s “control group.” “Control group” means, with respect to any person, all shares that confer the right to vote directly owned by such person and all shares that confer the right to vote directly owned by each other shareholder any of whose shares that confer the right to vote are included in the controlled shares of such person.

In addition, if the shares held directly by any “related group” would otherwise exceed the 9.9% limitation, then the votes conferred by the shares held directly by members of such “related group” shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the shares held directly by such related group shall not exceed the 9.9% limitation. The reduction in votes is generally to be applied proportionately among all directly held shares of such related group. “Related group” means a group of shareholders that are investment vehicles and are under common control or management.

For purposes of applying these provisions, shareholders will be entitled to direct that the Board (1) treat them (and certain affiliates) as U.S. persons, and/or (2) treat them (and certain related shareholders) as one person for purposes of determining a shareholder’s control group. The amount of any reduction of votes that occurs by operation of the above limitations will generally be allocated proportionately among all other shareholders. Consequently, under these provisions certain shareholders may have their voting rights limited to less than one vote per share, while other shareholders may have voting rights in excess of one vote per share.

In addition, our Board of Directors may adjust a shareholder’s voting rights to the extent that it reasonably determines in good faith that an adjustment is necessary in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to us, any of our subsidiaries or any of our shareholders or their affiliates. This adjustment may result in a shareholder having voting rights in excess of one vote per share. Therefore, your voting rights might increase above 5% of the aggregate voting power of the outstanding common shares, thereby possibly resulting in your becoming a reporting person subject to Schedule 13D or 13G filing requirements under the U.S. Securities Exchange Act of 1934, as amended (the Securities Exchange Act of 1934).

If your voting interests have been adjusted such that your vote is greater than or less than one vote per share, pursuant to the terms of our Bye-Laws as described above, then the attached proxy card indicates the voting interest attributed to you by the Board of Directors.

What constitutes a quorum?

A quorum is required to transact business at the Annual General Meeting. A quorum exists when there are not less than four persons present in person or by proxy holding in excess of 50% of the votes entitled to be cast at the Annual General Meeting. Votes attributable to common shares owned by shareholders who are present in person or by proxy at the Annual General Meeting, but who elect to abstain from voting, will be counted towards the presence of a quorum. In addition, broker “non-votes” will be counted towards to the presence of a quorum. A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner.

How many votes are required to approve each proposal?

The approval of each of the matters to be voted upon at the Annual General Meeting requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum.

What is the effect of abstentions and broker non-votes on voting results?

Abstentions and broker non-votes, if any, will not affect the voting results on our proposals.

What is the effect of signing the proxy card but not designating how shares should be voted?

Votes attributable to common shares held by shareholders who have signed their proxy cards but have not designated how such shares are to be voted will be counted towards the presence of a quorum and will be voted “FOR” Proposals Nos. 1, 2, 3, 4, 5 and 6 as described in this proxy statement.

Who will count the votes?

The Proxy Committee of our Board of Directors has appointed Appleby Management (Bermuda), Ltd. as the inspector of election to count votes cast in person or by proxy.

May I change my vote or revoke my proxy?

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual General Meeting or at the Annual General Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•
by writing a letter to our corporate secretary at: Louis J. Viglotti, Esq., General Counsel and Secretary, CRM Holdings, Ltd., PO Box HM 2062, Hamilton HM HX, Bermuda, stating that the proxy is revoked; or

•	by submitting another proxy with a later date; or

•	by voting in person at the Annual General Meeting (attendance at the Annual General Meeting will not, in and of itself, revoke the earlier proxy).

Any notice of revocation of an outstanding proxy must be received at least one hour before the Annual General Meeting. Any shareholder entitled to vote at the Annual General Meeting may attend the Annual General Meeting and any shareholder who has not submitted a proxy or who has properly revoked a proxy or who votes prior to the vote pursuant to the proxy may vote in person at the Annual General Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee, you may not vote in person at the Annual General Meeting, unless you request and obtain a valid proxy from your bank or broker.

How does the Board of Directors recommend I vote?

The Board of Directors unanimously recommends that you vote:

1.	FOR the election of Keith S. Hynes, Salvatore A. Patafio and Louis Rosner as Class II Directors;

2.	FOR directing CRM Holdings to elect director designees to serve as directors of Twin Bridges;

3.
FOR the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ended December 31, 2010 and authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors;;

4.	FOR the approval of changing the name of CRM Holdings, Ltd. to Majestic Capital, Ltd.;

5.	FOR the approval of our Amended and Restated Bye-Laws; and

6.	FOR the approval and authorization of the Board of Directors to effect a reverse share split of our common and Class B shares within a range of 1-for-5 shares to 1-for-10 shares.

Who will pay for the cost of this proxy solicitation?

We will pay the costs relating to this proxy statement, the proxy card and the Annual General Meeting. We have retained Georgeson Shareholder Communications, Inc. to solicit proxies personally or by mail or facsimile at an anticipated cost of approximately $7,500, plus routine out-of-pocket disbursements. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by mail, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

What is “householding”?

If you and others who share your mailing address own our common shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of the proxy statement by contacting us at (441) 295-6689, or by writing to our corporate secretary at: Louis J. Viglotti, Esq., General Counsel and Secretary, CRM Holdings, Ltd., PO Box HM 2062, Hamilton HM HX, Bermuda.

You may be able to initiate householding if your bank or broker has chosen to offer this service, by following the instructions provided by your bank or broker.

2009 Audited Financial Statements

Under our Bye-Laws and Bermuda law, audited financial statements must be presented to shareholders at an annual general meeting of shareholders. To fulfill this requirement, we will present at the annual meeting consolidated financial statements for the fiscal year 2009, which have been audited by Ernst & Young LLP. Those financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2009, a copy of which is being delivered, or is otherwise made available, together with this proxy statement. Representatives of Ernst & Young LLP are expected to attend the annual meeting and to respond to appropriate questions and will have the opportunity to make a statement should they so desire. No vote is required by shareholders with respect to our 2009 audited financial statements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Three individuals are to be elected as Class II directors at this Annual General Meeting. Our Board of Directors currently consists of 8 individuals, although the size of our Board is presently fixed at 9 directors. The full Board has 9 members in the absence of any vacancies. The Board is divided into three classes of approximately equal size serving staggered three-year terms. Currently, there is one vacancy in Class III.

The term of the Class II directors will expire at the Annual General Meeting. Our current Class II directors are Keith S. Hynes, Salvatore A. Patafio, and Louis Rosner. Each is currently a director of CRM Holdings. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of Mr. Hynes, Mr. Patafio and Mr. Rosner to stand for re-election at the Annual General Meeting as a Class II director. If elected, these directors will hold office until their respective successors have been duly elected and qualified at the 2013 Annual General Meeting or, if earlier, their death, resignation or removal. The election of each nominee for director requires the affirmative vote of a majority of the votes cast at the Annual General Meeting. Proxies cannot be voted for a greater number of persons than the nominees named. Each person nominated has agreed to serve if elected. If any of the nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by our Board of Directors.

Directors of CRM Holdings currently serving as Class II Directors

The following is biographical information concerning the persons who currently serve as Class II Directors, whose terms will expire in 2010, unless re-elected at the Annual General Meeting to hold office until our annual general meeting of shareholders in 2013:

Name, Title and Age	Principal Occupation, Business Experience and Directorships
KEITH S. HYNES Chairman of the Board Director since 2005 Age 57
Mr. Hynes has served as a member of our Board of Directors since November 2005 and as the Chairman of the Board since March 2009, having previously served as Deputy Chairman since December 2006. Mr. Hynes served as a member of the Board of Directors of one of our subsidiaries, Majestic Insurance Company (Majestic), from November 2006 until January 2008. From September 1999 until his retirement in March 2007, Mr. Hynes served as Executive Vice President and Chief Financial Officer of Max Re Capital Ltd. From 1994 to 1999, Mr. Hynes held various senior management positions, including chief financial officer, at Renaissance Re Holdings, Ltd. From 1983 to 1994, Mr. Hynes held various positions, including chief financial officer, at Hartford Steam Boiler Inspection and Insurance Co, and from 1978 to 1983, he held various positions at Aetna Life and Casualty Company. Mr. Hynes served as a director of Grand Central Re Ltd. from 2001 until 2007 and as a director of DaVinciRe Holdings Ltd. from 2001 to 2006. Mr. Hynes is a chartered financial analyst admitted to the CFA Institute. Mr. Hynes graduated from the State University of New York at Albany with a B.S. in math and computer science and holds an M.B.A. in Finance and Accounting from the Amos Tuck School of Business at Dartmouth College.

Mr. Hynes has significant experience in insurance and reinsurance, spanning a 30 year career in the industry. Mr. Hynes has served as a director of other insurance companies and has held various senior management positions at several large insurance and reinsurance companies, most recently as chief financial officer of Max Re Capital Ltd., a global insurance enterprise, with over a $1 billion dollars of gross written premiums, dedicated to providing diversified specialty insurance and reinsurance products. In addition, Mr. Hynes has a strong background in accounting, finance and risk assessment, and his credentials include being a chartered financial analyst admitted to the CFA Institute and holding an M.B.A. in Finance and Accounting. Mr. Hynes’ experience and background provides the Board with the perspective of someone with experience in all facets of a global insurance enterprise, including direct responsibility for financial and accounting issues.

SALVATORE A. PATAFIO Director since 2005 Age 65
Mr. Patafio has served as a member of our Board of Directors since September 2005. Mr. Patafio, who is retired, has more than thirty years of extensive experience in various aspects of human resources with IBM Corporation, most recently as Human Resources Manager, Commercial Alliances. From 2002 until 2004, Mr. Patafio held the position of Manager of Human Resources at Micron Technology. For more than five years prior to 2002, Mr. Patafio was a Human Resources Consultant at Dominion Semiconductor L.L.C. He is a graduate of the University of Bridgeport with a B.S. in Industrial and Labor Relations.

Mr. Patafio has an extensive background in human resources, spanning a 35 year career. Mr. Patafio spent 30 years at IBM Corporation in various human resource management positions, including several years as the Employee Relations Manager for a 10,000 person facility. Mr. Patafio has significant experience in staffing and recruitment, compensation, performance planning, benefits, and employee relations, among other aspect of human resources. In particular, Mr. Patafio’s experience and background helps our Board address the challenges faced by our company with respect to setting effective executive compensation and other human resources issues.

LOUIS ROSNER, ESQ. Director since 2005 Age 61
Mr. Rosner has served as a member of our Board of Directors since September 2005. Mr. Rosner has been involved in the private practice of law, concentrating in employment, labor relations and related business matters, since 1985. Prior to such time he was a Board Attorney and Litigation Specialist with the National Labor Relations Board. Mr. Rosner graduated from Cornell University with a B.S. degree and holds a J.D. from Antioch School of Law. Mr. Rosner also serves on the board of The Work Group, a community based non-profit agency which works with disadvantaged youths.

Mr. Rosner has a broad legal background in personnel and employment matters and business affairs. Mr. Rosner’s experience includes advising employers on personnel policies and practices, terms of employment, contractual agreements, general business matters, strategy and regulatory issues. Mr. Rosner has also been involved with other boards, having served as an independent director of two non-profit agencies. Mr. Rosner’s broad experience and background as an attorney provide him with insights into our governance, challenges, opportunities and operations.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MR. HYNES, MR. PATAFIO, AND MR. ROSNER AS CLASS II DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

Directors of CRM Holdings currently serving as Class III Directors

The following is biographical information concerning the persons who are currently serving as Class III Directors, whose term will expire in 2011:

Name, Title and Age	Principal Occupation, Business Experience and Directorships
CHARLES I. JOHNSTON Director since 2006 Age 55
Mr. Johnston has served as a member of our Board of Directors since May 2006. Since August 2008, Mr. Johnston has served as a managing director of Deutsche Bank Securities, Inc. in the private wealth management division. Mr. Johnston had been the managing member of Johnston Capital Management, LLC, from April 2006 to August 2008. Before this, Mr. Johnston served as Chief Executive Officer of Ladenburg Thalmann & Co. Inc., an investment brokerage firm, from April 2004 until March 2005. Mr. Johnston served as a managing director of Lehman Brothers, an investment banking institution, where his responsibilities included acting as the global head of the private client services group, from June 1996 until February 2004. Mr. Johnston graduated from Colgate University with a B.A. in Russian Studies and holds an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

Mr. Johnston has a wide-ranging knowledge of the capital markets, having served as the chief executive officer of a publicly traded investment brokerage firm and in various management positions at two large investment banking institutions, Lehman Brothers and Deutsche Bank Securities. In addition, Mr. Johnston has significant academic credentials, including an M.B.A. and a previous certification as a public accountant. Mr. Johnston’s experience and background is invaluable to the Board’s oversight of our investment strategies and objectives and capital and liquidity resources.

JAMES J. SCARDINO Deputy Chairman and Chief Executive Officer Director since 2006 Age 56
Mr. Scardino has served as our Chief Executive Officer since March 2009 and as Deputy Chairman of the Board since May 2009. Mr. Scardino also serves as the Chief Executive Officer of our operating subsidiaries, Twin Bridges, Majestic, Compensation Risk Managers, LLC (CRM), Compensation Risk Managers of California, LLC (CRM of CA), and Eimar, LLC (Eimar). Mr. Scardino served as our Chief Financial Officer from August 2005 to May 2009, as Executive Vice President, Chief Financial Officer of Majestic from July 2007 to May 2009, and as Chief Financial Officer of CRM, CRM of CA, and Eimar from August 2005 to May 2009. From 2003 to 2005, Mr. Scardino held the position of Senior Vice President, Finance with RSC Insurance Brokerage, Inc., where his responsibilities included financial management. From March 2000 until May 2003, Mr. Scardino was Executive Vice President of Allied American Insurance Agency, Inc., where he was responsible for program management. Mr. Scardino graduated from the University of California, Berkeley with a B.A. in Anthropology and holds an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

Mr. Scardino has an extensive background in insurance, spanning a 30 year career in the industry. Mr. Scardino has served in various financial management positions on both the agency and insurance company sides of the industry, including as chief financial officer of us and another large insurance company. His academic credentials include holding an M.B.A. Mr. Scardino’s day to day leadership as our chief executive officer provides him with an intimate knowledge of our operations.

Directors of CRM Holdings currently serving as Class I Directors

The following is biographical information concerning the persons who currently serve as Class I Directors, whose terms will expire in 2012:

Name, Title and Age	Principal Occupation, Business Experience and Directorships
DAVID M. BIRSNER Director since 2005 Age 42
Mr. Birsner has served as a member of our Board of Directors since September 2005. Mr. Birsner served as a member of the Board of Directors of Majestic from November 2006 until January 2008. Since 1996, Mr. Birsner has served as an insurance broker for Hickey-Finn and Company, Inc., where his responsibilities have involved insurance sales and service. Mr. Birsner graduated from Siena College with a B.A. in Marketing.

Mr. Birsner’s background comes from the retail insurance brokerage business, having been an insurance agent and broker for the past 14 years. Mr. Birsner’s experience includes the placement and servicing of various types of insurance products, including workers’ compensation, with an emphasis on the contracting industry. From this, Mr. Birsner brings to our Board experience and a background in sales and marketing of insurance products from the retail agency side of the business.

DANIEL G. HICKEY, SR. Director since 2005 Age 65
Mr. Hickey, Sr. has served as a member of our Board of Directors since September 2005. Mr. Hickey, Sr. has also served as a member of the Board of Directors of Majestic since our acquisition of Majestic in November 2006. He served as a member of the board of managers of CRM, CRM CA and Eimar from 1999, 2001 and 2003, respectively, until December 2005. Since 1980, Mr. Hickey, Sr. has served as President of Hickey-Finn and Company, Inc., an insurance brokerage firm, where his responsibilities have involved sales and management functions. Mr. Hickey, Sr. graduated from Marist College with a B.A. in Psychology. Mr. Hickey, Sr. is the father of Daniel G. Hickey, Jr., who was our Chief Executive Officer and Chairman of the Board prior to March 13, 2009.

Mr. Hickey, Sr. has extensive experience in the retail insurance brokerage business. For the past 30 years, Mr. Hickey, Sr. has owned and operated a retail insurance agency, and Mr. Hickey, Sr. has developed a significant background in insurance agency operations and the selling and servicing of various insurance products, including workers’ compensation insurance. From this, Mr. Hickey, Sr. brings to the Board an understanding of the sales and marketing of insurance products, as well as his executive leadership and management experience.

PHILIP J. MAGNARELLA Director since 2005 Age 72
Mr. Magnarella has served as a member of our Board of Directors since September 2005. Mr. Magnarella, who is retired, has significant experience working in various areas of education. From 1994 until 2004, Mr. Magnarella held various administrative and consulting positions with the Moore County Schools in Carthage North Carolina. From 2000 until 2004, Mr. Magnarella was also a program evaluator for Sandhills Community College and Hoke County Schools, both in North Carolina. Mr. Magnarella graduated from the State University College at Buffalo with a B.S. degree in Industrial Arts Education and holds an M.Ed from the State University of New York at Buffalo in Counseling and Guidance, a CAS from the State University College, New Paltz, New York in Education Administration, and an Ed.D from Columbia University, New York, N.Y. in Education Administration.

Mr. Magnarella has extensive experience in education, spanning over a 35 year career. Mr. Magnarella served as the superintendent of a large school district for 10 years, and his academic credentials include a doctorate in education from Columbia University. Mr. Magnarella brings to our Board a unique background from this experience in education, which provides a perspective to the Board in leadership and governance.

Executive Officers who are not Directors:

The following is biographical information concerning each our executive officers who are not directors:

Name, Title and Age	Principal Occupation, Business Experience and Directorships
JOSEPH F. TAYLOR Chief Financial Officer Age 59
Mr. Taylor has served as our Chief Financial Officer since May 2009. Mr. Taylor has also served as Executive Vice President, Chief Financial Officer of Majestic and as Chief Financial Officer of CRM, CRM CA and Eimar since May 2009. He previously served as our Chief Compliance Officer from May 2008 to May 2009 and as our Senior Vice President of Compliance from August 2005 to May 2008. From July 2002 to August 2005, Mr. Taylor served as Chief Financial Officer of CRM. Prior to this, Mr. Taylor held various positions in investment management, financial management and public accounting. Mr. Taylor graduated from Iona College with a B.BA. in Accounting and is a certified public accountant. In 2002, Mr. Taylor filed for personal bankruptcy. In appointing Mr. Taylor to the position of Chief Financial Officer, our Board of Directors determined that Mr. Taylor’s past bankruptcy filing would not have a material impact upon his ability to perform his duties due to (1) the length of time that had elapsed since the bankruptcy filing, (2) the reasons for the filing, and (3) his current positive net worth.

LOUIS J. VIGLOTTI, ESQ. General Counsel and Secretary Age 53
Mr. Viglotti has served as our General Counsel since September 2005 and as Secretary since December 2005. Mr. Viglotti has also served as General Counsel of CRM since 2002 and as General Counsel of Eimar and CRM of CA since 2002 and 2003, respectively. Mr. Viglotti has over 20 years of legal experience. Prior to 2002, he was a partner in the law firm of Vergilis, Stenger, Roberts, Pergament & Viglotti in Poughkeepsie, New York. Mr. Viglotti graduated from Marist College, with a B.A. in Pre-Law and holds a J.D. from Pace University School of Law. Mr. Viglotti is admitted to practice before the U.S. Supreme Court, the Federal District Courts for the Southern and Eastern Districts of New York, and New York State courts.

CHESTER J. WALCZYK Chief Operating Officer Age 55
Mr. Walczyk has served as our Chief Operating Officer since September 2005. Mr. Walczyk has served as Executive Vice President, Chief Operating Officer and a member of the Board of Directors of Majestic since November 2006 and May 2007, respectively. Mr. Walczyk has also served as Chief Operating Officer of CRM since November 2004 and as Chief Operating Officer of CRM of CA and Eimar since July 2005. Prior to this, Mr. Walczyk served as Vice President of Loss Control of CRM from 2000 to January 2003, when he was promoted to Senior Vice President of Loss Control and Risk Management, which position he has also held at CRM of CA since October 2003. Mr. Walczyk began his career in the industry in 1980 as a Loss Control Consultant. Mr. Walczyk holds the professional designation of Associate in Risk Management (ARM) and has significant experience in the areas of risk management, underwriting, product development and marketing, which he has used to develop and present training seminars throughout the country. Mr. Walczyk graduated from the State University of New York at Buffalo with a B.S. in Industrial Technology.

ROBERT V. POLANSKY Chief Marketing Officer Age 43
Mr. Polansky has served as our Chief Marketing Officer since May 2008, having previously served as Senior Vice President of Sales and Product Development since December 2006. However, due to the change in our business direction, we determined that we no longer require a Chief Marketing Officer at the holding company level and have decided to eliminate the position, which will result in the termination of Mr. Polansky’s employment with us effective April 2, 2010. From 1999 until December 2006, Mr. Polansky was Executive Vice President of Gallagher Re, where his responsibilities included developing and implementing new products and managing a team of domestic reinsurance brokers. Mr. Polansky graduated from Providence College with a B.S. in Marketing and Finance.

THE BOARD AND BOARD COMMITTEES

Our Board of Directors currently consists of 8 individuals, although the size of our Board is presently fixed at 9 directors. The Board is divided into three classes of approximately equal size serving staggered three-year terms. There is currently one vacancy on our Board that has not been filled. The Board has four primary standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Finance and Investment Committee. The members of these committees are:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance and Investment Committee
David M. Birsner
Daniel G. Hickey, Sr.				Chair
Keith S. Hynes*	X			X
Charles I. Johnston*	Chair	X		X
Philip J. Magnarella*		X	Chair
Salvatore A. Patafio*	X	Chair	X
Louis Rosner, Esq.*			X	X
James J. Scardino

* Independent director

In addition to these committees, our Board also has a standing Qualified Legal Compliance Committee, Proxy Committee and Disclosure Committee.

Meetings

The Board and its Committees held the following number of meetings during 2009:

Number of meetings in 2009
Board of Directors	7
Audit Committee	4
Compensation Committee	4
Nominating and Corporate Governance Committee	4
Finance and Investment Committee	4

All of our incumbent directors attended in person, or by telephone from outside of the United States, at least 75% of the total number of meetings of the board and any committee on which he served. We encourage and expect all of our directors to attend our annual general meetings of shareholders, in the absence of a scheduling conflict or other valid reason. Seven out of eight then-current directors attended in person the 2009 Annual General Meeting held on May 5, 2009.

Executive Sessions

As required by our Guidelines of Corporate Governance, the Board holds meetings in “executive sessions.” Executive sessions are meetings of the non-employee members of the Board (including those who may not be independent) and are scheduled throughout the year. For 2009, the Board held five executive session meetings.

Board Leadership Structure

In March 2009, we separated the chairman of the Board and chief executive officer positions. Mr. Hynes serves as our non-executive Chairman of the Board, while Mr. Scardino serves as our Chief Executive Officer. We separated the positions in recognition of the differences between the two roles, and we believe that this action will improve accountability and provide checks and balances in the boardroom. Having an independent chairman helps us ensure that our chief executive officer is accountable for managing the company in close alignment with the interests of shareholders, while also recognizing that managing the board can be a separate and time intensive responsibility. The change was a logical next step in the development of our Board and management structure. It helps us curb conflicts of interest, promote oversight of risk, and manage the relationship between the Board and the chief executive officer. Our chief executive officer is responsible for overseeing the day-to-day leadership and performance of the company, while our chairman of the Board provides guidance to our chief executive officer, oversees Board meetings and agendas, and, if requested by shareholders, ensures that he is available for consultation and direct communication.

Committee Charters

The Board has adopted written charters for all of its committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The respective charters govern each committee’s duties and conduct. Each committee reviews its charter annually for any appropriate revisions. You may obtain copies of all of the committees’ charters free of charge on our website at www.crmholdingsltd.bm, or by contacting our corporate secretary at: Louis J. Viglotti, Esq., General Counsel and Secretary, CRM Holdings, Ltd., P.O. Box HM 2062, Hamilton HM HX, Bermuda.

Audit Committee

The Audit Committee consists of directors Johnston, who chairs the committee, Hynes and Patafio. Our Board has determined that all directors serving on our Audit Committee meet the independence standards required of Audit Committee members by the Securities Exchange Act of 1934 and Nasdaq’s listing standards. Our Board has also determined that none of the Audit Committee members has participated in preparing our financial statements or any of our subsidiaries’ financial statements at any time during the past three years and that all of our Audit Committee members are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

Mr. Hynes, who is a chartered financial analyst admitted to the CFA Institute, has been designated as the Audit Committee financial expert. In making this determination, our Board made a qualitative assessment of Mr. Hynes’ level of knowledge and experience based on a number of factors, including his formal education, past financial experience, and professional certification in finance.

The Audit Committee is primarily concerned with assisting our Board of Directors in monitoring the integrity of our financial statements, our independent auditor’s qualifications and independence, performance of our independent auditors and our compliance with legal and regulatory requirements. The Audit Committee’s responsibilities also include appointing, reviewing, determining funding for and overseeing our independent auditors and their services, and to the extent it deems necessary or appropriate among other responsibilities:

•	reviewing and discussing with our management team and independent auditors our audited financial statements, related accounting and auditing principles, practices and disclosures;

•	reviewing and discussing our audited annual and unaudited quarterly financial statements before their filing;

•
establishing procedures for the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding our financial statements or accounting policies;

•	reviewing reports from the independent auditors on all critical accounting policies and practices to be used for our financial statements and reviewing the results of those audits; and

•	monitoring the adequacy of our operating and internal controls as reported by our management and the independent or internal auditors.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Magnarella, who chairs the committee, Patafio and Rosner. Our Board has determined that all directors on the Nominating and Corporate Governance Committee meet Nasdaq’s listing standards for independence.

The Nominating and Corporate Governance Committee’s primary responsibilities are to:

•	identify individuals qualified to become directors for recommendation to our Board of Directors;

•	identify and recommend for appointment to our Board of Directors, directors qualified to fill vacancies on any committee of our board of directors;

•
have sole authority to retain and terminate any consultant or search firm to identify director candidates and to have sole authority to approve the consultant or search firm’s fees and other retention terms;

•	develop and recommend to the Board a set of corporate governance principles and code of business conduct and ethics applicable to us; and

•	exercise oversight of the evaluation of the Board and management.

Our Nominating and Corporate Governance Committee considers the following criteria for membership on our Board:

•	personal and professional integrity, exceptional ability and judgment, diversity of experience and leadership ability;

•	a high-quality education and extensive business, professional or academic experience;

•
the requisite reputation, character, skills and judgment, which, in the Nominating and Corporate Governance Committee’s view, have prepared the candidate for dealing with the multifaceted financial, business and other issues that confront boards of companies with our similar size, complexity, reputation and level of success;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with us or our management;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing companies;

•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a director; and

•	the contribution which the person can make to the Board and the company.

The Nominating and Corporate Governance Committee will consider all shareholder recommendations for candidates for our Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates recommended by our current directors, executive officers, employees and others.

All shareholder recommendations of candidates for our Board should be in writing and received by us between 150 days and 120 days before the date of the first anniversary of the notice convening the previous year’s annual general meeting. Therefore, if you are proposing to a submit a candidate for our Board for consideration by our Nominating and Corporate Governance Committee for the 2011 Annual General Meeting, the information should be received by us between November 1, 2010 and December 1, 2010. Your candidate recommendation submission should contain the following information:

•	the shareholder’s name and address, as it appears in the register of shareholders;

•	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

•	the class and number of shares which are held by the shareholder;

•	the name and address of each individual to be nominated;

•
a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

•	a description of all material personal and business relationships between the shareholder and any such nominee during the prior 10 years;

•	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

•	the signed consent of any such nominee to serve as a director, if so elected; and

•	the certification of any such nominee as to the accuracy and completeness of the information provided in such submission.

Once the Nominating and Corporate Governance Committee has identified prospective nominees, background information will be solicited on the candidates, and all candidates will be investigated, interviewed and evaluated. The Committee then reports its findings and recommendations to our Board for a final determination of the nominees. No distinctions will be made between internally recommended candidates and candidates recommended by our shareholders.

All nominees for director in this proxy statement met our Board’s criteria for membership and were recommended by the Nominating and Corporate Governance Committee for election by shareholders at this Annual General Meeting.

Compensation Committee

The Compensation Committee consists of directors Patafio, who chairs the committee, Magnarella and Johnston. Our Board has determined that all directors on the Compensation Committee meet Nasdaq’s listing standards for independence. Each committee member is also a “non-employee director” as defined under Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” as defined under Code Section 162(m).

The Compensation Committee’s responsibilities include:

•	reviewing and approving corporate and individual goals and objectives relevant to the compensation of our executive officers;

•
evaluating the performance of our executive officers in light of such corporate and individual goals and objectives and, based on that evaluation, together with the other independent directors if directed by the board of directors, determining the base salary and bonus of the executives officers;

•	administering any management incentive plan, stock option plan or other similar plan we may adopt and approving all grants made pursuant to such plan; and

•	making recommendations to our Board of Directors regarding director compensation and any equity-based compensation plans.

Further information on the role of the Compensation Committee is described below under the section entitled “Compensation Discussion and Analysis.”

Finance and Investment Committee

The Finance and Investment Committee consists of directors Hickey, Sr., who chairs the committee, Hynes, Johnston and Rosner. The Finance and Investment Committee’s primary responsibility is to oversee our Board’s responsibilities relating to our financial affairs and make recommendations to the Board in connection with our investment policy. The Finance and Investment Committee also oversees:

•	our capital structure;

•	our cash management and investment policies and guidelines;

•	new business initiatives and strategic investments, policies and strategies for achieving investment objectives;

•	issuances of our shares;

•	any repurchases of our common shares;

•	proposed acquisitions or dispositions of assets, material capital expenditures and long-term commitments; and

•	the performance of our investment managers and their compliance with our investment policy.

Other Committees

In addition to these committees, our Board also has a standing Qualified Legal Compliance Committee, Proxy Committee and Disclosure Committee.

The Qualified Legal Compliance Committee consists of the same members as our Audit Committee, who are directors Johnston, Hynes and Patafio. The Qualified Legal Compliance Committee’s function is to receive, review, investigate and take any appropriate actions on reports from our in-house attorneys or outside counsel of material violations of U.S. federal or state laws or of a material breach of a fiduciary duty arising under U.S. federal or state law. The Disclosure Committee consists of certain members of our management team, including our chief executive officer and chief financial officer. The Disclosure Committee is primarily responsible for designing our disclosure controls and procedures and reviewing and supervising all of our filings with the Securities and Exchange Commission (SEC) and press releases. The Proxy Committee consists of directors Rosner, who chairs the committee, Magnarella and Patafio. The Proxy Committee’s primary responsibilities are to appoint the inspector of election for our annual general meetings, represent proxies as assigned by our shareholders, oversee the proxy voting process and ensure that all proxies are accurately represented.

Oversight of Risk Management

Insurance companies make money by managing various types of risk for others. Consequently, we are essentially a risk warehouse: we engage in writing, pricing, and serving insurance contracts that cover workers’ compensation risks for companies and organizations. The risk-intensive nature of our operations makes the risk dynamics that we are exposed to very different from other industries. The risk and volatility from our insurance products cannot be eliminated; rather we seek to understand and mange our risk. We do this through an enterprise risk management program. The enterprise risk management program guides us in identifying and quantifying our risks, setting risk tolerances based on our overall corporate objectives, and taking the necessary actions to manage risk in light of our corporate objectives.

Our enterprise risk management program is overseen by our vice president of internal audit and risk management, who reports directly to our chief executive officer. Our Audit Committee has primary responsibility for overseeing our risk management, although our full Board of Directors is actively involved as well. On a quarterly basis, our Audit Committee receives a report from the vice president of internal audit and risk management that discusses the most significant risks that we are facing as well as discussions on how the risk exposures are tracked and monitored. Our full Board reviews our enterprise risk management program on a whole on an annual basis. In addition, each of our Board committees considers the risks within its area of responsibilities. For example, our Compensation Committee considers the risks that may be implicated by our executive compensation programs, and our Nominating and Corporate Governance Committee focuses on risks that may result from changes in our corporate strategy to develop and recommend to the Board corporate governance principles and the Company’s corporate policies.

Director Compensation

Our current compensation and benefit program for non-management directors is designed to achieve the following goals: compensation should fairly pay directors for work required for a company of our size and scope; compensation should align our directors’ interests with the long-term interests of shareholders; and the structure of the compensation should be simple, transparent and easy for our shareholders to understand. Our program therefore consists of two components: retainer fees paid in cash and an annual grant of restricted stock under our 2005 Long-Term Incentive Plan.

Our non-employee directors receive annual compensation of $50,000 in cash as our retainer fee for the directors’ services. We also award our directors an annual grant of $25,000 of restricted shares, which vest over a three year period, at a rate of one-third each year. Our directors are also reimbursed for any out-of-pocket expenses they may incur for their services. We also pay our directors who serve on certain committees and on the Board of Directors of Majestic an additional cash stipend for the additional time required by such service.

On November 4, 2009, the Board, upon the recommendation of the Compensation Committee, approved a decrease to the annual cash compensation paid to our directors. This decrease resulted in a 20% reduction to the annual fees paid for Board and committee service effective January 1, 2010, and is expected to yield annualized pre-tax expense savings of approximately $123,000.

The following table shows our non-management director compensation plan for the 2009 and 2010 fiscal years:

Fees Earned or Paid in Cash($)	2009	2010
Non-Employee Director Retainer	50,000	40,000
Non-Employee Director Restricted Stock Grant (grant date fair value)	25,000	25,000
Chairman of the Board	50,000	40,000
Audit Committee Member	25,000	20,000
Audit Committee Chairperson	50,000	40,000
Compensation Committee Member	10,000	8,000
Compensation Committee Chairperson	15,000	12,000
Nominating & Corporate Governance Committee	10,000	8,000
Nominating & Corporate Governance Chairperson	15,000	12,000
Finance & Investment Committee Member	10,000	8,000
Finance & Investment Committee Chairperson	15,000	12,000
Majestic Board of Directors Member	25,000	20,000

The following table shows the compensation earned by our non-employee directors for the 2009 fiscal year:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
David M. Birsner	50,000	25,000	75,000
Daniel G. Hickey, Sr.	81,058	25,000	106,057
Keith S. Hynes	114,135	25,000	139,134
Charles I. Johnston	99,135	25,000	124,134
Philip J. Magnarella	75,000	25,000	100,000
Salvatore A. Patafio	100,000	25,000	125,000
Louis Rosner, Esq.	64,038	25,000	89,038

(1)
Each non-employee director received an award of restricted stock valued at $25,000 (22,727 shares) on May 5, 2009. The amounts reflected in the table represent the aggregate grant date fair value of the equity awards made during the fiscal year calculated in accordance with FASB ASC Topic 718, except that no estimate of forfeitures is made. The assumptions we used to value the stock awards are found in Note 18 to our Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. The aggregate number of unvested restricted shares held by each director at December 31, 2009 is as follows:

Number of Unvested Shares Outstanding at December 31, 2009
David M. Birsner	28,441
Daniel G. Hickey, Sr.	28,441
Keith S. Hynes	28,441
Charles I. Johnston	28,441
Philip J. Magnarella	28,441
Salvatore A. Patafio	28,441
Louis Rosner, Esq.	28,441

CORPORATE GOVERNANCE

Our Board members are kept informed of our business through discussions with our chief executive officer and other executive officers, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees. The Board is committed to good business practices, transparency in financial reporting and the highest level of corporate governance.

Guidelines of Corporate Governance

Our Board’s commitment to good corporate governance is reflected in our Guidelines of Corporate Governance, which describe the Board’s views on a wide range of governance topics. The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the Guidelines at least annually and recommending any proposed changes to the Board for approval. You may obtain a copy of our Guidelines of Corporate Governance free of charge on our website at www.crmholdingsltd.bm, or by contacting our corporate secretary at: Louis J. Viglotti, Esq., General Counsel and Secretary, CRM Holdings, Ltd., P.O. Box HM 2062, Hamilton HM HX, Bermuda.

Code of Business Conduct and Ethics

In addition to our Guidelines of Corporate Governance, our Board has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics includes provisions relating to conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, gifts and entertainment, equal employment opportunity and harassment, records retention, compliance with laws, rules and regulations, and ethical behavior. Our Code of Business Conduct and Ethics is intended to meet the definition of a “code of ethics” under applicable SEC rules. It applies to all of our directors, officers and employees, including our chief executive officer, chief financial officer and other executive officers. You may obtain a copy of our Code of Business Conduct and Ethics free of charge on our website at www.crmholdingsltd.bm, or by contacting our corporate secretary at: Louis J. Viglotti, Esq., General Counsel and Secretary, CRM Holdings, Ltd., P.O. Box HM 2062, Hamilton HM HX, Bermuda.

Director Independence and Independence Determinations

Under Nasdaq’s listing standards and our Guidelines of Corporate Governance, our Board of Directors must have a majority of “independent” directors who meet the applicable criteria for independence. Our Board examines the independence of the directors on an annual basis in both fact and appearance to promote arms-length oversight. To make the independence determinations, the Board relies on the standards set forth in Rule 5600 of the Nasdaq Marketplace Rules. The independence standards require the Board to affirmatively determine whether a director is “independent” by reviewing a set of objective standards. These objective standards generally provide that no director or nominee for director qualifies as “independent” unless our Board affirmatively determines that the directors does not have a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition to the objective standards, Rule 5600 specifies certain transactions that will automatically disqualify a director from being considered independent.

Based upon this, our Board has affirmatively determined that we have a majority of “independent” directors that comprise our Board, as required by Nasdaq’s listing standards and our Guidelines of Corporate Governance. Our independent directors as of December 31, 2009 were directors Hynes, Johnston, Magnarella, Patafio and Rosner. The Board believes that these directors are independent, because they are not executive officers or employees of CRM Holdings or its subsidiaries and otherwise satisfy all of the Nasdaq independence requirements and, in the opinion of the Board of Directors, are not individuals having a relationship which will interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As part of our Board’s evaluation process, each director provided confirmation that all of the objective criteria for independence are satisfied and that each director has no other relationship with CRM Holdings or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communications with the Board of Directors

Shareholders may communicate with our Board of Directors or the chairman of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Finance and Investment Committee by writing to the Chairman of the Board or the chairman of the intended committee, as the case may be, at: c/o Louis J. Viglotti, General Counsel and Secretary, CRM Holdings, Ltd., P.O. Box HM 2062, Hamilton HM HX, Bermuda. The envelope should clearly indicate the person or persons to whom the corporate secretary should forward the communication. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis is designed to provide our shareholders with an understanding of our executive compensation decision-making processes, our compensation philosophy and program objectives, and an overview of our executive compensation program. It discusses our Compensation Committee’s determinations of how and why, in addition to what, compensation actions were taken for our executive officers.

We did not achieve our overall financial and shareholder performance expectations for fiscal year 2009. Specifically, we experienced significant net losses and, as a result, shareholder returns were well below desired results. Accordingly, the following key decisions were made regarding our compensation programs:

•
For the second year in a row, we paid no bonuses to our executive officers, and our Compensation Committee does not anticipate paying bonuses to our executive officers until we return to profitability.

•	No long-term incentive awards were granted to our executive officers based on our 2009 financial results and share price.

•
Because our long-term incentive program is denominated entirely in equity vehicles, it has reflected the decline in our stock price, such that our executive officers’ unvested restricted shares have declined in value along with the declines in our share price.

•	Four of our executive officers volunteered a temporary 6% reduction to their respective base salaries effective January 1, 2010.

•	We have continued a company-wide base salary freeze for 2010.

Our Named Executive Officers

We made the following changes to our management team and executive officer positions during 2009 and the first part of 2010:

•
Mr. Hickey, Jr., our founder, chairman of the board and chief executive officer, resigned from the company on March 13, 2009 (for further information concerning Mr. Hickey, Jr.’s resignation and severance, see “Employment Agreements — Mr. Hickey, Jr.” below).

•	Mr. Scardino, our former chief financial officer, was promoted to chief executive officer on May 5, 2009, having served as our acting chief executive officer after Mr. Hickey, Jr.’s resignation.

•	Mr. Taylor, our former chief compliance officer, was promoted to chief financial officer on May 5, 2009.

•
Due to the change in our business direction, we determined that we no longer require a Chief Marketing Officer at the holding company level and have decided to eliminate the position, which will result in the termination of Mr. Polansky’s employment with us effective April 2, 2010. Mr. Polansky has been offered a Severance Agreement under which he will be entitled to receive payment in cash for his accrued but unused paid time off, severance pay equal to $66,250 and a cash payment equal to the fair market value of his 5,755 unvested restricted shares, valued as of the close of trading on April 1, 2010.

For 2009, our Named Executive Officers and their titles were:

Name	Title
James J. Scardino	Chief Executive Officer/Chief Financial Officer
Joseph F. Taylor	Chief Financial Officer
Louis J. Viglotti	General Counsel and Secretary
Chester J. Walczyk	Chief Operating Officer
Robert V. Polansky	Chief Marketing Officer
Daniel G. Hickey, Jr.	Former Chief Executive Officer

Our Executive Compensation Decision Process

Overview

Our compensation planning and decision-making process is an on-going process. Although many of the decisions are made in either the fourth or first quarter of a fiscal year, the compensation planning process neither begins nor ends with any particular meeting. This continued to be the case during 2009. Our Compensation Committee regularly met to review and continue developing our compensation programs. Our Compensation Committee’s intention is to continually review our business and succession planning and evaluate our executive officers’ performance and their compensation packages.

Management’s Role in the Compensation Setting Process

Our corporate staff (including finance, human resources and legal staff members) supports the Compensation Committee in its work and no executive officers (other than the chief executive officer, with respect to compensation for each of the other executive officers) determine or recommend the amount or form of executive compensation.

Our chief executive officer plays a significant part in the compensation setting process for our executive officers (except for his own). Generally, our chief executive officer’s role is to:

•	evaluate the performance of each executive, other than himself,

•	recommend business performance-targets and objectives to our Compensation Committee for the upcoming year with respect to each executive, other than himself, and

•	recommend salary levels with respect to each executive, other than himself.

Our Compensation Committee is solely responsible for making decisions with respect to our chief executive officer’s compensation package.

Compensation Advisors

Our Compensation Committee’s charter grants it the authority to hire and fire advisors and compensation consultants. We are obligated to pay any advisors retained by the Compensation Committee. These advisors report directly to the Committee. Consistent with its charter, the Compensation Committee is not bound by the recommendations provided by its professional advisors, and reserves the right to make decisions which are inconsistent with that advice, to the extent that the Committee believes such decisions are in our best interests. Our Compensation Committee did not engage any consultants during 2008 or 2009.

Competitive Market Analysis

When making compensation decisions, our Compensation Committee will sometimes consider the compensation of our executive officers relative to the compensation paid to similarly-situated executives at companies that we consider to be our peers. Under this approach, our Compensation Committee uses comparable company analysis or survey data as a “market check” after determining the compensation. We believe that information regarding pay practices at other companies can be useful in three respects:

•	our compensation practices must be competitive in the marketplace,

•	the marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation, and

•	the information helps us to establish the targets for our compensation decisions.

This is not to say, however, that we will solely rely on these analyses. Rather, we believe that competitive market analysis should be just that—a point of reference for measurement—but not the determinative factor for our executive officers’ compensation. We do not believe that it is appropriate to establish compensation levels exclusively based on competitive market analysis, because we believe that we must make decisions based upon our business objectives. As such, our competitive market analysis is not outcome determinative in our decisions but instead provides us with confirmation that our compensation packages were similar to those of our peer group.

During 2009, our Compensation Committee considered a competitive market analysis for our chief executive officer’s compensation. Our Compensation Committee reviewed surveys, reports, and other market data compiled by Equilar Inc., an on-line database of executive and director compensation, which is drawn directly from SEC filings. Our Compensation Committee considered the information from Equilar in setting the compensation of our chief executive officer following our management changes. The compensation information from Equilar was used by our Compensation Committee to measure the competitiveness of our proposed chief executive officer compensation package against that of other companies within our industry with comparable revenues.

The following companies comprised our performance peer group:

Peer Group Companies
American Physicians Capital Inc.	Mercer Insurance Group, Inc.
American Safety Insurance Holdings, Ltd.	National Interstate Corp.
Amerisafe, Inc.	Navigators Group, Inc.
Baldwin & Lyons, Inc.	NYMAGIC, Inc.
Brooke Corp.	Procentury Corp.
Citizens, Inc.	Radian Group, Inc.
Darwin Professional Underwriters, Inc.	RLI Corp.
Employers Holdings, Inc.	Seabright Insurance Holdings, Inc.
First Mercury Financial Corp.	Specialty Underwriters Alliance, Inc.
FPIC Insurance Group, Inc.	Tower Group, Inc.
Gainsco, Inc.	Universal Insurance Holdings, Inc.
Meadowbrook Insurance Group, Inc.

Evaluations

Our Compensation Committee’s charter and our Guidelines of Corporate Governance require an annual review by the Compensation Committee of the chief executive officer’s corporate and individual goals and objectives relevant to his compensation. These findings then help our Compensation Committee in setting our chief executive officer’s base salary and bonus, subject to the terms of his employment agreement.

Our Compensation Committee used a formal evaluation to set the chief executive officer’s compensation package for 2009. This process included receiving input from our Board of Directors and other executive officers through a written questionnaire. The questionnaire’s responses were then reviewed by our Compensation Committee on an anonymous basis and discussed with the chief executive officer. The evaluations allowed the Compensation Committee to continually work with our chief executive officer to highlight and improve on his strengths and weaknesses. The evaluations also provide our Compensation Committee with a form of subjective analysis to assist in setting future incentive payments. Our Compensation Committee completed its evaluation for the 2009 performance period in March 2010.

For the other executive officers, our Compensation Committee uses an informal evaluation process that includes regular review of our on-going business performance compared with their objectives and discussions with the chief executive officer, other members of our Board and our other executives.

Our Compensation Philosophy and Program Objectives

Our core compensation philosophy is to pay our executive officers competitive levels of compensation that best reflect their individual responsibilities and contributions to us, while providing incentives to achieve our business and financial objectives. We endeavor to reward our executive officers for proactive and timely performance, value creation, achievement of our business plan, performance at or above the expected levels and an overall entrepreneurial spirit. For our executive officers whose roles directly impact the production of our revenues (producers), we seek to reward the executives through higher annual incentive opportunities and lower base salaries, thereby implementing our philosophy of more pay-for-performance. Our compensation programs are also designed, in part, to encourage our executive officers to think and act like, and over time to become, shareholders of our company. We want our executive officers to profitably grow our business and to take appropriate risk with our capital in order to generate returns for our shareholders, while at the same time sharing the downside risk if those risks cause poor performance or loss.

We therefore try to create an environment that fosters and rewards the following objectives:
Objective	Discussion
Execution and Efficiency
We seek to reward our executive officers for effectively executing all phases of our business operations and for achieving key benchmarked goals, including prudent revenue and premium growth, net income growth, strong return on equity, and a favorable combined ratio (which is the amount that an insurer must pay to cover claims and expenses as a percentage of every dollar of earned premium).

Company Performance
We seek to reward our executive officers for the following performance objectives:
●  finding and assuming attractively priced risk for our workers’ compensation insurance products;
●  generating profitable returns on our fee-based workers’ compensation products;
●  strategic partnerships; and
●  positive return on equity and enhancement of our capital position.

Individual Performance
We seek to reward our executive officers for their personal contribution to both short-term and long-term business results, their successful execution of key strategic objectives, their demonstrated leadership capability, their demonstrated application of relevant technical expertise, and their ethical conduct and regulatory compliance.

While we believe that overall compensation levels should be sufficiently competitive to attract, maintain and motivate skilled and talented executives, we also believe that compensation must be set at reasonable levels.

Our Executive Compensation Program

Overview

Our executive officers’ compensation program consists of the following four components:

•	Base salary

•	Annual Cash Bonuses

•	Long-Term Incentive Awards

•	Additional Benefits and Perquisites

We believe that an appropriate mix of short-term compensation, such as base salaries, annual cash bonuses, and perquisites, with long-term compensation helps us to achieve our compensation philosophy and objectives. We also believe that the appropriate mix of these elements helps our goals of aligning our executives’ interests with those of our shareholders. The proportions of our named executive officers’ individual compensation components in relation to their total compensation for 2009 are presented below under the heading “Executive Compensation – Total Mix of Compensation.” Based on this, we believe that our executive officer’s compensation program strikes an appropriate balance between salary and incentive compensation policies. The short-term and long-term incentives are tied to the evaluation of our executive officers’ performance as a whole. We use a holistic approach to executive compensation but try to balance the individual compensation elements for each executive officer individually.

Base Salary

Base salary is an important element of our executive officers’ compensation program. We seek to recognize the experience, skills, knowledge and responsibilities of our executive officers. We establish base salary levels which also seek to provide our executive officers with a minimum level of monthly income and steady cash flow during the course of the year that is not contingent on short-term variances in our operating performance.

The base salary amounts are set by our Compensation Committee by using its subjective judgment to determine the appropriate amounts. The base salary level of our executive officers are based on our overall compensation philosophy, the experience and industry knowledge of the executive officer, the quality and effectiveness of his leadership abilities, the input from our chief executive officer (other than with respect to his base salary) and the base salaries paid to executives in comparable positions at companies in the same industry. We did not apply any specific weighting to these factors, but instead relied on our subjective judgment and an understanding of the market for executive officers in the insurance industry.

We annually review our executives’ base salaries and expect our executive officers’ salaries to stay relatively constant, materially increasing their respective salary levels only when the insurance market changes drastically or when an executive assumes a larger role. When doing so, we will primarily consider our compensation philosophy, our business performance, the present state of the insurance industry employment market and overall increases in the economic cost of living.

In connection with the management changes during 2009, we increased the base salaries of two of our executive officers. These increases were consistent with our compensation philosophy of materially increasing salary levels when an executive officer is promoted and assumes a larger role and more responsibilities within our organization.

Mr. Scardino, our former chief financial officer, was promoted to chief executive officer on May 5, 2009. As a part of this promotion, his base salary was increased from $350,000 to $450,000, a 29% increase. However, while the base salary received by Mr. Scardino increased, the base salary paid to the chief executive officer position actually decreased – from $650,000 to $450,000, or a 31% decrease. Our Compensation Committee set Mr. Scardino’s base salary at $450,000, using its subjective judgment, taking into account current market conditions and our current and projected business and operations.

Mr. Taylor, our former chief compliance officer, was promoted to the role of chief financial officer on May 5, 2009. As a result of this promotion, Mr. Taylor’s base salary was increased from $200,000 to $275,000, a 38% increase. However, similar to our chief execution position, while Mr. Taylor’s base salary increased, the base salary paid to our chief financial officer position actually decreased – from $350,000 to $275,000, or a 21% decrease. Our Compensation Committee set Mr. Taylor’s base salary at $275,000, using its subjective judgment, taking into account current market conditions and our current and projected business and operations.

In addition, we increased Mr. Polansky’s base salary to $265,000 from $250,000, or a 6% increase, which took into account the contractual protections foregone by Mr. Polansky when he became an “at will” employee when his employment agreement expired by its terms effective January 1, 2010.  Mr. Polansky’s employment with us will terminate as of April 2, 2010.

The base salaries of chief operating officer and general counsel remained the same in 2008 and 2009. These were the minimum amounts for base salaries required under their respective employment agreements.

Effective January 1, 2010, four of our executive officers volunteered a temporary 6% reduction to their base salaries. The four executive officers are Mr. Scardino, Mr. Taylor, Mr. Viglotti, and Mr. Walczyk. The salary reduction will continue at the executive officer’s discretion and will be reviewed no later than November 1, 2010. The adjustment will not change any terms of the employment contracts and will not otherwise affect the determination of other amounts owing or that may become owing under the contracts that are based on the level of base salary. The reduction was offered in view of our 2009 operating results and in support of our cost reduction strategy and return to profitability.

Annual Cash Bonuses

In addition to base salaries, our executive officers are eligible for annual cash bonuses. We did not pay cash bonuses for 2008 or 2009, and we do not expect to pay any bonuses for 2010.

Cash bonuses are intended to reward individual performance by achieving specified, performance-based goals established for the year. Our Compensation Committee annually reviews our executive officers’ cash bonus opportunities. We believe cash bonuses can represent an integral part of our compensation philosophy and can provide an incentive to create business and shareholder value.

Incentive Opportunities. Our executive officers are eligible for cash bonuses under their respective employment agreements. Our Compensation Committee has discretion to award annual incentive payments up to a specified percentage of executive officer’s base salary, which can be paid in cash, restricted shares under our equity incentive plan, or a combination thereof. The following table shows the potential incentive payouts to our executive officers:

Executive Officer	Bonus at Target Performance Level	Bonus at Maximum Performance Level
Chief Executive Officer	50% of Base Salary	100% of Base Salary
Chief Financial Officer	50% of Base Salary	75% of Base Salary
Chief Operating Officer	50% of Base Salary	75% of Base Salary
General Counsel	50% of Base Salary	75% of Base Salary

In making the annual incentive payment award determinations, our Compensation Committee determines the amounts based on its subjective judgment using both quantitative business factors and qualitative input from our chief executive officer regarding his evaluation of the annual performance and contribution of each executive officer (other than his own performance).

During 2009, our chief marketing officer had an employment agreement that provided for an annual cash incentive opportunity of 40% of his annual salary. As opposed to our other executive officers, our chief marketing officer’s incentive opportunity did not provide for payment of the incentive opportunity in restricted shares. This difference was based on him being a “producer,” and we therefore sought to reward him through annual cash incentive opportunities and a lower base salary. This employment agreement expired by its terms effective January 1, 2010, and Mr. Polansky’s employment with us will terminate as of April 2, 2010.

Performance Goals for 2009. Our Compensation Committee determined at the end of 2008 that annual incentive compensation awards would be not be paid for 2009 based on our projected financial results. As a result, our Compensation Committee did not set performance goals for 2009.

In previous years, our Compensation Committee retained discretion to award annual incentive payments to our executive officers on a discretionary basis, relying in part on earnings per share performance targets established in the beginning part of the year. This would be combined with a subjective judgment determination and qualitative considerations by the Committee. We believe that considering an earnings per share target reflects our continuing desire to create shareholder value and provides for a direct linkage to shareholder expectations and share price growth. We may, however, shift our performance targets away from earnings per share or net income in the coming years.

No Incentive Payouts for 2009. Our Compensation Committee did not award annual incentive cash bonuses to our executive officers for 2009. This decision was based on our poor financial results for the 2009 fiscal year. We believe that not paying annual incentive cash bonuses is consistent with our compensation philosophy and program objectives of paying our executive officers incentives for achieving our business and financial objectives.

Based upon our current expected levels of financial performance for 2010, cost reduction strategy and desire to return to profitability, our Compensation Committee does not expect to pay annual cash bonuses to our executive officers based on our expected 2010 performance. Our Compensation Committee, however, retains the discretion to review the bonus parameters and may pay discretionary cash bonuses to our executive officers upon our actual performance substantially exceeding our current levels of expected financial performance.

Long-Term Incentive Awards

We adopted the 2005 Long-Term Incentive Plan that provides for grants of incentive stock options, non-qualified stock options, restricted shares, stock appreciation rights, performance awards, restricted share units, phantom shares and other share based awards to our executives, directors and key employees. The 2005 Long-Term Incentive Plan is administered by our Compensation Committee. We believe that stock-based incentives should be appropriately granted to our executive officers to help align their interests with those of our shareholders, in accordance with our compensation policy. Through these equity grants, we seek to emphasize the importance of improving the performance of our stock price, increasing shareholder value over the long-term and encouraging our executive officers to own our common shares.

To date, we have only granted restricted shares, despite other equity awards, including stock options, being available under the plan. The restricted shares vest in three equal installments over a three-year period from when they are granted. We believe these grants provide an effective means of long-term incentive compensation because:

•	the vesting feature of the shares provides an incentive to remain employed with us;

•	the long-term nature of the vesting period provides the executives with an incentive to improve stock price performance and to increase our shareholder value; and

•	using restricted shares allows us to fix our compensation costs at the date of grant, instead of expensing stock options which is subject to the volatility of our stock price.

Our Compensation Committee did not grant awards of restricted shares to our executive officers as part of the 2009 annual performance review and compensation determination. In making this decision, our Compensation Committee considered our current share price and the failure of our 2009 financial results to achieve our expectations.

Our Compensation Committee did, however, grant awards of restricted shares to Mr. Scardino and Mr. Taylor in connection with our management changes in May 2009. Mr. Scardino received a grant of 100,000 restricted shares, which had a grant date fair value of $110,000, or 24% of his increased base salary, upon his full-time assumption of the chief executive officer position. Mr. Taylor received a grant of 25,000 restricted shares, which had a grant date fair value of $27,500, or 10% of his increased base salary, upon his assumption of the chief financial officer position. The amounts were determined by the Compensation Committee’s using its subjective judgment and took into account the incentive to assume new responsibilities, the long-term vesting of the feature of the restricted shares, the reduction in base salaries associated with the positions, and the fact that both positions were filled internally.

Additional Benefits and Perquisites

Our final primary compensation element consists of other benefits and perquisites provided to our executive officers.

All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, vision, group life insurance, disability and our 401(k) plan. In each case, we provide these benefits to our executive officers on the same basis as our other employees.

We have a tax-qualified employee stock purchase plan, generally available to all employees including executive officers, that allows participants to acquire our common shares at a discount price. This plan has a three-month look-back and allows participants to buy our common shares at a 15% discount to the market price with up to 15% of their salary (subject to IRS limits), with the objective of allowing employees to profit when the value of our common shares increases over time.

We also provide our executive officers with perquisites, including vehicle allowances, tax gross-ups, life insurance policy premiums, housing allowances, personal financial or tax advice, which are described in more detail in a footnote to our Summary Compensation Table. We believe that the provided perquisites are generally comparable to those offered to executive officers in companies similar to our size and industry. We also believe that these perquisites help us to attract and retain our executives. Our Compensation Committee regularly reviews these benefits to determine that such prerequisites are reasonable and justified. If our Compensation Committee determines that the perquisites are not reasonable or justified, then our Compensation Committee may stop offering the perquisites to our executive officers.

Severance and Change-in-Control Agreements

Finally, we also provide our executive officers with severance and change-in-control benefits under their employment agreements. We believe that severance packages are a common characteristic of compensation for key executive officers. They are intended to provide our executive officers with a sense of security in making the commitment to dedicate their professional career to our success. Due to our size relative to other public companies and our relatively short operating history, we believe that severance and change-in-control agreements are necessary to help us attract and retain necessary skilled and qualified executive officers to continue to grow our business.

Our Compensation Policies

Section 162(m) Policy

Section 162(m) of the U.S. Internal Revenue Code denies a U.S. federal income tax deduction for compensation paid in excess of $1 million by our U.S. domiciled subsidiaries to our chief executive officer and next four most highly compensated executive officers. Qualified performance-based compensation is not subject to the deduction limit if certain requirements are met.

To date, we have not adopted a “Section 162(m)” policy, but we may do so in the future. We believe that our Compensation Committee will consider the impact of Section 162(m) in the future and will design our executive compensation program, such as our annual incentive payments and restricted stock awards, to be eligible for tax deductions to the extent permitted by the relevant tax regulations, including Section 162(m) of the Code. However, we may from time to time pay compensation to our executive officers that may not be deductible if there are non-tax reasons for doing so.

Common Share Ownership Requirements

Part of our compensation philosophy involves common share ownership by our executive officers, because we believe that it helps to align their financial interests with those of our shareholders. We also recognize, on the other hand, that our executive officers cannot acquire more than 10% of our common shares without triggering adverse tax consequences. We have not adopted a formal written policy on common share ownership requirements, because of these stringent tax guidelines. We do, however, strongly encourage our executive officers to acquire and own our common shares. We also recognize that the use of hedging instruments creates a divergence in the alignment of interests and, consequently, strongly discourage our executives from using hedging instruments that would diminish their financial risk of ownership.

Timing of Awards

Our Compensation Committee has the sole authority to issue equity awards under our 2005 Long-Term Incentive Plan. We do not expect the Compensation Committee to delegate any authority to our executive officers to grant awards, although it is allowed to do so under the plan. Other than new hires, we and the Compensation Committee plan to tie the grant of equity awards to specific, recurring dates, generally coinciding with our quarterly Compensation Committee meetings. We believe this approach will guard against possible manipulations of issuance dates benefiting our executive officers or employees. We also expect that the Compensation Committee may make annual restricted stock awards to our executive officers and key employees.

Financial Restatement

Although we have not adopted a formal written policy, it is our Board of Directors’ informal policy that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority and discretion to make retroactive adjustments to any cash or equity based incentive payments to executive officers where the payment was based upon the achievement of certain financial results that were subsequently the subject of a restatement, without regard to misconduct being involved. If the Compensation Committee were to exercise this discretion, we would seek to recover any amount determined to have been improperly paid to the executive.

Relationship between Compensation and Risk

We have reviewed our compensation policies and practices for all employees, including our executive officers, and determined that our compensation programs will not have a material adverse effect on us. In reaching this conclusion, we reviewed our compensation programs for certain design features which have been identified by experts as having the potential to encourage excessive risk-taking, including too much focus on equity; compensation mix overly weighted toward annual incentives; highly leveraged payout curves and uncapped payouts; unreasonable goals or thresholds; and steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

We have noted several design features of our compensation programs for all employees, including our executive officers, which reduce the likelihood of excessive risk-taking:

•
Our annual cash incentives for all employees, including our executive officers, are discretionary in nature, which allows our Compensation Committee and management to consider all aspects of our performance.

•	Our annual cash incentive targets focus on our overall performance, profitability and stock price; we do not pay incentives based on particular operating unit or business line results.

•	Our program design seeks to provide a balanced mix of cash and equity and annual and longer-term incentives.

•	We currently do not grant stock options.

•	The three-year vesting feature of our restricted stock awards discourages short-term risk taking and accounts for the time horizon of risk.

•
We impose “claw back” provisions on annual incentive payments made to our executive officers, which allows us to make retroactive adjustments to any cash or equity based incentive payments to executive officers where the payments were based upon the achievement of financial results that were later restated, without regard to misconduct being involved.

•	We consider compliance and ethical behaviors as integral factors in all performance assessments.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and CRM Holdings’ annual report on Form 10-K for the year ended December 31, 2009.

Compensation Committee
Salvatore A. Patafio (Chairman)
Dr. Philip J. Magnarella
Charles I. Johnston

EXECUTIVE COMPENSATION

2009 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2007, 2008 and 2009:

Name and principal position	Year	Salary ($)(2)	Stock Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
James J. Scardino, Chief Executive Officer / Chief Financial Officer(1)	2009 2008 2007	427,308 350,000 300,000	110,000 75,006 —		— — 75,000	45,080 44,738 48,767	582,388 469,744 423,767
Joseph F. Taylor, Chief Financial Officer(1)	2009	247,308	27,500		—	22,759	297,566
Louis J. Viglotti, General Counsel	2009 2008 2007	300,000 300,000 300,000	— 75,006 —		— — 195,000	37,282 28,091 23,444	332,716 403,097 518,444
Chester J. Walczyk, Chief Operating Officer	2009 2008 2007	300,000 300,000 177,846	— 75,006 —		— — 75,000	37,282 38,950 34,459	337,282 413,956 409,459
Robert V. Polansky, Chief Marketing Officer	2009 2008 2007	250,000 250,000 250,000	— 125,006 —		— — 100,000	30,605 29,139 32,266	280,605 404,145 382,266
Daniel G. Hickey, Jr., Former Chief Executive Officer(1)	2009 2008 2007	212,500 650,000 650,000	— 500,002 446,018	(5)	— — 1,040,000	3,428,362 28,280 15,825	3,640,862 1,178,282 2,151,843

(1)	During 2009, we had changes to our executive officer positions, which are discussed above under heading “Compensation Discussion and Analysis – Our Named Executive Officers.”

(2)	Each of our executive officers contributed a portion of his salary to our 401(k) savings plan.

(3)
There were no equity award forfeitures by our executive officers during the fiscal years ended December 31, 2007, 2008 and 2009. The assumptions we used to value the stock awards are found in Note 18 to our Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2009, as filed with the SEC.

(4)	The following table is a breakdown of the compensation and benefits included in the All Other Compensation:

Name	Year	Tax Gross-Ups ($)	Vehicle Allowances ($)	Life Insurance Policy Premiums ($)	Housing ($)	Personal Financial or Tax Advice ($)	401(k) Company Contributions	Severance Payments
James J. Scardino	2009 2008 2007	635 3,975 17,532	12,000 12,000 12,000	432 468 450	17,313 14,495 15,410	— — —	14,700 13,800 3,375	— — —
Joseph F. Taylor	2009	320	10,200	432	—	—	11,807	—
Louis J. Viglotti	2009 2008 2007	500 1,023 6,306	11,400 11,400 11,400	432 318 225	— — —	10,000 1,550 2,138	10,385 13,800 3,375	— — —
Chester J. Walczyk	2009 2008 2007	403 2,162 9,840	12,000 12,000 11,308	432 468 225	13,832 10,520 9,711	— — —	10,615 13,800 3,375	— — —
Robert V. Polansky	2009 2008 2007	1,068 2,504 14,946	9,000 9,000 9,000	432 318 225	4,672 3,517 5,405	1,272 — —	14,161 13,800 2,690	— — —
Daniel G. Hickey, Jr.	2009 2008 2007	— — —	2,700 11,700 11,700	391 780 750	— — —	5,000 2,000 —	12,750 13,800 3,375	3,407,521 — —

With the exception of Mr. Hickey, Jr.’s severance payments, all amounts in the table reflect our actual cash outlays, since there are no perquisites that do not involve any incremental costs to us.  As discussed below under the heading “Related Party Transactions – Our Related Party Transactions,” Mr. Hickey, Jr.’s severance included the immediate vesting and distribution of 46,040 unvested restricted shares that were previously granted to Mr. Hickey, Jr., which did not result in a cash outlay. In addition, the continuation of Mr. Hickey, Jr’s welfare benefits did not result in immediate cash outlay and such benefits will be paid over a period of three years.

(5)
This amount represents a grant of restricted shares received in lieu of an annual cash bonus. At Mr. Hickey, Jr.’s election, instead of receiving an annual cash incentive payment for his 2006 performance, our Compensation Committee granted him an award of 55,822 shares of restricted stock under 2005 Long-Term Incentive Plan, with a grant date fair value of $446,016. The vesting of the restricted shares was based solely on Mr. Hickey, Jr.’s continued employment with us and they vested ratably over a two-year period.

2009 Grants of Plan-Based Awards

The following table shows the restricted stock grants to our named executive officers during the fiscal year ended December 31, 2009 and the estimated possible payouts under the annual cash bonus incentive awards:

Name	Grant Date	Plan	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Options($)
			Threshold ($)	Target ($)	Maximum ($)
James J. Scardino	5/6/09	2005 LTIP				100,000	110,000
		Employment Agreement	—	225,000	450,000
Joseph F. Taylor	5/6/09	2005 LTIP				25,000	27,500
		Employment Agreement	—	137,500	206,250
Louis J. Viglotti		Employment Agreement	—	150,000	225,000
Chester J. Walczyk		Employment Agreement	—	—	150,000
Robert V. Polansky		Employment Agreement	—	—	100,000
Daniel G. Hickey, Jr.		Employment Agreement	—	650,000	1,300,000

For additional information concerning our grants of plan based awards, see the following discussion of the employment agreements with our executive officers and restricted share awards under our 2005 Long-Term Incentive Plan.

Employment Agreements

We currently have employment agreements with all of our executive officers, except for Mr. Polansky, our chief marketing officer. For all of these agreements, after the initial contract term, the term of each agreement is automatically renewed for successive one-year terms, unless either party delivers notice to the other party of its intention not to renew the term of the agreement. The severance portions of these employment agreements are discussed in more detail under the heading “Potential payments upon termination or change-in-control.”

Mr. Scardino. On August 31, 2009, we entered into an employment agreement with Mr. Scardino, which operated retroactively with an effective date of May 5, 2009, and supersedes the employment agreement between us and Mr. Scardino, dated as of January 1, 2007. Under the terms of this employment agreement, we will employ Mr. Scardino as our chief executive officer until December 31, 2012, with successive one-year renewals thereafter. Mr. Scardino will receive an annual base salary of $450,000, to be reviewed annually by the Compensation Committee for increase. Mr. Scardino is also eligible for an annual incentive award with a target award opportunity of 50% of his then-current base salary and a maximum bonus opportunity of 100% of such salary, based upon his individual performance, our profitability and our stock price. The amount of the annual bonus will be subject to the discretion of our Compensation Committee and will be paid in cash, restricted stock or some combination thereof. We will also pay Mr. Scardino’s monthly rental payment for an apartment located in Poughkeepsie, New York, and he will receive $12,000 per year for a car allowance.

Mr. Taylor. On November 24, 2009, we entered into an employment agreement with Mr. Taylor, which operated retroactively with an effective date of May 5, 2009, and supersedes the employment agreement between us and Mr. Taylor, dated as of January 1, 2007. Under the terms of this employment agreement, we will employ Mr. Taylor as our chief financial officer until December 31, 2012, with successive one-year renewals thereafter. Mr. Taylor will receive an annual base salary of $275,000, to be reviewed annually by the Compensation Committee for increase. Mr. Taylor is also eligible for an annual incentive award with a target award opportunity of 50% of his then-current base salary and a maximum bonus opportunity of 75% of such salary, based upon his individual performance, our profitability and our stock price. The amount of the annual bonus will be subject to the discretion of our Compensation Committee and will be paid in cash, restricted stock or some combination thereof. Mr. Taylor will also receive $12,000 per year for a car allowance.

Mr. Viglotti. Under the terms of his employment agreement, we will employ Mr. Viglotti as our general counsel for a period of 5 years, beginning in December 2005, with successive one-year renewals thereafter. Mr. Viglotti’s employment agreement provides for an annual base salary of not less than $300,000, which will be reviewed by the Compensation Committee annually for increase. Mr. Viglotti is also eligible to receive an annual incentive award with a target award opportunity of 50% of his then-current base salary and a maximum bonus opportunity of no less than 75% of such salary based on performance criteria as determined annually by our Compensation Committee. Mr. Viglotti will also receive $11,700 per year for a car allowance and $10,000 for financial counseling.

Mr. Walczyk. Under the terms of his employment agreement, which was terminated as of January 1, 2010 and replaced with a new agreement as described below, we would employ Mr. Walczyk as our chief operating officer for a period of 3 years, beginning January 2007. Mr. Walczyk received an annual salary of $300,000, which was to be reviewed annually by the Compensation Committee for increase. Mr. Walczyk was also eligible for, but not guaranteed, an annual bonus payment up to 50% of his base salary, as then in effect, based upon his individual performance, profitability of the company and the company’s stock price. The amount of the annual bonus was subject to the discretion of the Compensation Committee and would have been paid in cash, restricted stock or some combination thereof. Mr. Walczyk would also receive $12,000 per year for a car allowance.

On December 30, 2009, we entered into a new employment agreement with Mr. Walczyk, which is effective January 1, 2010, and superseded the employment agreement between us and Mr. Walczyk, dated as of January 1, 2007. Under the terms of this employment agreement, we will employ Mr. Walczyk as our chief operating officer until December 31, 2012, with successive one-year renewals thereafter. Mr. Walczyk will receive an annual salary of $300,000, to be reviewed annually by the Compensation Committee for increase. Mr. Walczyk is also eligible for an annual incentive award with a target award opportunity of 50% of his then-current base salary and a maximum bonus opportunity of 75% of such salary, based upon his individual performance, our profitability and our stock price. The amount of the annual bonus will be subject to the discretion of our Compensation Committee and will be paid in cash, restricted stock or some combination thereof. Mr. Walczyk will also receive $12,000 per year for a car allowance

Mr. Polansky. Mr. Polansky had an employment agreement in effect for 2009, which was expired effective January 1, 2010. Under the terms of Mr. Polansky’s employment agreement, we would employ him as our senior vice president of sales and product development for a period of 3 years, beginning in December 2006. Mr. Polansky received an annual base salary of $250,000, which was reviewed annually by our Compensation Committee. Mr. Polansky was also eligible to receive an annual incentive award at the discretion of the Compensation Committee with a target opportunity of 40% of his base salary and a targeted annual grant of restricted common shares having a fair market value equal to 30% of his base salary amount, up to 50% of his base salary amount. Mr. Polansky would also receive $9,000 per year for a car allowance. On November 20, 2009, we and Mr. Polansky mutually agreed that the employment agreement would expire by its terms effective January 1, 2010, and Mr. Polansky continued his employment with us as our chief marketing officer on “at will” basis. However, due to the change in our business direction, we determined that we no longer require a Chief Marketing Officer at the holding company level and have decided to eliminate the position, which will result in the termination of Mr. Polansky’s employment with us effective April 2, 2010. Mr. Polansky has been offered a Severance Agreement under which he will be entitled to receive payment in cash for his accrued but unused paid time off, severance pay equal to $66,250 and a cash payment equal to the fair market value of his 5,755 unvested restricted shares, valued as of the close of trading on April 1, 2010.

Mr. Hickey, Jr. Under the terms of Mr. Hickey, Jr.’s employment agreement, which was terminated as of March 13, 2009, we were to employ him as our chief executive officer and a member of our board for a period of 5 years, beginning December 2005. Mr. Hickey, Jr. was entitled to receive an initial base salary of not less than $650,000, which was to be reviewed annually by the Compensation Committee. Mr. Hickey, Jr. was also eligible to receive an annual incentive award with a target award opportunity of 100% of his then-current base salary and a maximum bonus opportunity of no less than 200% of such salary based on performance criteria as determined annually by our Compensation Committee. Mr. Hickey, Jr. was also eligible to receive an additional annual producer incentive bonus of 2.5% of our net income, provided that net income in the year in question is not less than $25,000,000. In addition, Mr. Hickey, Jr. was eligible to participate in our long-term incentive compensation programs, as determined by the Compensation Committee. Pursuant to the provisions of Mr. Hickey, Jr.’s employment agreement, his total compensation package (including base salary, the annual incentive award, the producer incentive bonus and the long-term incentive compensation) was to be targeted at no less than the 75th percentile of an appropriate group of peer companies, as determined by the Compensation Committee. Mr. Hickey, Jr. also had the right to lease a private aircraft for business purposes provided that he determined that such travel was reasonable. Our Compensation Committee had limited the amount of Mr. Hickey, Jr.’s private aircraft use to 200 hours per fiscal year. Mr. Hickey, Jr. would also receive $11,700 per year for a car allowance and $10,000 per year for financial counseling.

Effective March 13, 2009, Mr. Hickey, Jr. resigned as a director and officer, and his employment agreement was terminated pursuant to the mutual agreement of the parties. We entered into a separation agreement with Mr. Hickey, Jr. under which we agree to:

•
pay him a total of $3,300,000 in two payments of $1,500,000 each and one payment of $300,000, all of which payments are subject to Mr. Hickey’s continued compliance with the restrictive covenants described below;

•	immediately vest and distribute 46,040 unvested shares of restricted shares that were previously granted to Mr. Hickey, Jr. on January 16, 2008; and

•	continue paying his welfare benefits to which he was entitled under his employment agreement for a period of three years.

The separation agreement prohibits Mr. Hickey, Jr. from competing with us in the California self-insured workers compensation market until March 13, 2012 and from soliciting our employees, customers, brokers or agents for a period ending on March 13, 2011. In addition, the separation agreement provides that Mr. Hickey, Jr. shall cooperate reasonably with us and assist us in any litigation until March 13, 2012.

Annual Incentive Cash Bonuses

The terms of the annual incentive cash bonuses for our executive officers are discussed in our Compensation Discussion and Analysis under the heading “Annual Cash Bonuses.”

Restricted Share Awards under Our 2005 Long-Term Incentive Plan

Restricted share awards are common shares that are subject to restrictions until they vest, as determined by our Compensation Committee. Our Compensation Committee has the sole discretion under the plan to determine the employees to receive a restricted share award, the number of shares granted, when the shares will be paid to the participant, whether the shares will be issued at the beginning or the end of a restricted period, and any other terms and conditions with respect to vesting, deferral, payment options and other award characteristics. Pursuant to the terms of our grant document, holders of restricted shares do not have the right to vote the restricted shares or to receive dividends. Any award based solely on continued employment or the passage of time generally vests ratably over a minimum three-year period, subject to certain exceptions for de minimis awards, death, disability or retirement. In the case of performance based awards, vesting generally occurs over a performance period of not less than one year. Unless our Compensation Committee decides otherwise, or unless an employee’s employment agreement otherwise provides, if a participant’s employment is terminates for any reason, the restricted shares that have not vested are immediately forfeited.

In May 2009, we granted restricted shares to Mr. Scardino and Mr. Taylor. The vesting of these awards is based solely on continued employment with us. The restricted shares vest ratably over a three-year period, subject to certain exceptions for death, disability or retirement.

Total Mix of Compensation

The proportions of our named executive officers’ individual compensation components in relation to their total compensation for 2009 were:

Name	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation
James J. Scardino	73%	19%	0%	8%
Joseph F. Taylor	83%	9%	0%	8%
Louis J. Viglotti	90%	0%	0%	10%
Chester J. Walczyk	89%	0%	0%	11%
Robert V. Polansky	89%	0%	0%	11%
Daniel G. Hickey, Jr.	91%	0%	0%	9%

2009 Outstanding Equity Awards at Fiscal Year-End

The following table shows the amount of outstanding unvested restricted share awards as of December 31, 2009:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested as of December 31, 2009 (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested as of December 31, 2009 ($)(2)
James J. Scardino	106,906	36,348
Joseph F. Taylor	29,604	10,065
Louis J. Viglotti	6,906	2,348
Chester J. Walczyk	6,906	2,348
Robert V. Polansky	11,510	3,913

(1)	The vesting schedule for the restricted share awards is as follows:

Mr. Scardino’s Vesting Schedule
Grant Date	Vesting Date	Number of Shares Vesting
1/16/08	1/16/10 1/16/11	3,453 3,453
5/6/09	5/6/10 5/6/11 5/6/12	33,334 33,333 33,333

Mr. Taylor’s Vesting Schedule
Grant Date	Vesting Date	Number of Shares Vesting
1/16/08	1/16/10 1/16/11	2,302 2,302
5/6/09	5/6/10 5/6/11 5/6/12	8,334 8,333 8,333

Mr. Viglotti’s Vesting Schedule
Grant Date	Vesting Date	Number of Shares Vesting
1/16/08	1/16/10 1/16/11	3,453 3,453

Mr. Walczyk’s Vesting Schedule
Grant Date	Vesting Date	Number of Shares Vesting
1/16/08	1/16/10 1/16/11	3,453 3,453

Mr. Polansky’s Vesting Schedule
Grant Date	Vesting Date	Number of Shares Vesting
1/16/08	1/16/10 1/16/11	5,755 5,755

(2)	The values shown here are based on the closing share price on December 31, 2009 ($0.34).

2009 Option Exercises and Stock Vested

The following table shows the number of shares that our executives received in 2009 from the vesting of previously granted restricted share awards, along with the market value realized on the vesting date:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James J. Scardino	7,401	8,378
Joseph F. Taylor	4,294	5,173
Louis J. Viglotti	6,626	7,836
Chester J. Walczyk	5,967	7,447
Robert V. Polansky	13,520	13,998
Daniel G. Hickey, Jr.	96,972	177,262

Potential payments upon termination or change-in-control

As part of the employment agreements with each of our executive officers, we have agreed to provide them with certain benefits in the event of termination or a change-in-control. Generally, benefits under these agreements are triggered upon the termination of the executive’s employment by us without “cause” or by employee for “good reason.” Terminations for other reasons, such as retirement, death, disability or a change of control, also trigger enhanced benefits under certain of these arrangements.

Circumstances Triggering Payments. “Cause,” “good reason” and “change of control” are generally defined in our executive officers’ employment agreements as follows:

“Cause” includes:

•
breach of any of the material terms or covenants of the employment agreement, specifically including the confidentiality, litigation cooperation, non-disparagement, non-disclosure, non-competition or non-solicitation provisions;

•	conviction of, or plea of nolo contendre to, any felony, or any act that is materially and demonstrably injurious to our financial condition or our or the executive officer’s reputation;

•	drug or alcohol use which impairs the executive officer’s ability to perform his duties;

•
engaging in conduct constituting gross neglect or willful misconduct in carrying out the executive officer’s duties and that is demonstrably injurious to our financial condition or our or the executive officer’s reputation;

•	act or omission of dishonesty, fraud, misrepresentation, conflict of interest or breach of fiduciary duty;

•	material failure to diligently, faithfully and competently perform a substantial portion of the executive officer’s responsibilities, duties, or functions;

•	commission of any act or acts that harm our reputation, standing or credibility within the communities it or he operates or with its clients or suppliers; or

•
act or series of acts constituting gross neglect and/or willful misconduct resulting in a restatement of our financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of The Sarbanes-Oxley Act of 2002.

“Good reason” includes:

•
a material diminution or change, materially adverse to the executive officer, in the executive officer’s positions, titles, or offices, status, rank, nature of responsibilities, or authority within the company, or a removal of the executive officer from or any failure to elect or re-elect or, as the case may be, nominate the executive officer to any such positions or offices;

•	an assignment of duties to the executive which are inconsistent with the executive officer’s respective title and position;

•	a decrease in either annual base salary or target annual incentive award opportunity below a certain level;

•	any other failure by us to perform any material obligation under, or breach by us of any material provision of, the employment agreement.

A “change of control” occurs where:

•	any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of our assets;

•
any “person” as such term is used in Section 13(d) and Section 14(d) of the Exchange Act is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of our securities that represent 51% or more of the combined voting power of our then outstanding voting securities;

•
during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board whose nomination by the shareholders of the Company was approved by a vote of the Board then still in office who are either directors at the beginning of such period or whose election or nomination for election was so previously approved) cease for any reason to constitute a majority of the Board then in office; or

•
the Board or our shareholders approve a merger or consolidation of us with any other corporation, other than a merger, amalgamation or consolidation which would result in our voting securities of outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by our voting securities immediately after such merger, amalgamation or consolidation, or the Board or our shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one or a series of transactions) of all or substantially all of the Company’s assets.

Summary of Agreements. The following table and footnotes describe and quantify the potential payments upon termination or change in control for each of our executive officers, assuming that termination or change-in-control was effective as of December 31, 2009. The amounts shown in the table below do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, which include: (1) accrued salary, incentive and vacation pay; and (2) other and additional benefits then due or earned under our applicable plans and programs.

Post-Termination and Change of Control Benefits Mr. Scardino, Chief Executive Officer(1)
Executive Benefits and Payments Upon Termination	Termination without Cause or for Good Reason(2)	Change-in- Control(3)	Death(4)
Severance Pay	$900,000	$1,350,000	$—
Prorated Annual Incentive Award(5)	225,000	225,000	225,000
Welfare Benefit Programs	43,467	28,488	—
Vesting of Restricted Share Awards(6)	36,348	36,348	36,348
Total Compensation	$1,204,815	$1,639,836	$261,348

(1)
On August 31, 2009, we entered into an employment agreement with Mr. Scardino, which operated retroactively with an effective date of May 5, 2009, and supersedes the employment agreement between us and Mr. Scardino, dated as of January 1, 2007. The benefits and amounts in the table above are based on the agreement that was effective May 5, 2009.

(2)
If Mr. Scardino’s employment agreement is terminated by us without “cause” or if Mr. Scardino terminates his employment for “good reason,” he will be entitled to receive the following benefits: (i) severance pay equal to 200% of his base salary immediately prior to the termination date (here, $450,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 18 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Scardino’s departure, except for the severance pay which would be paid in 24 equal monthly payments, the welfare benefits which would be paid over the 18-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

(3)
If Mr. Scardino’s employment is terminated by us without “cause” or by Mr. Scardino for “good reason” upon the occurrence of or within six months following a “change in control,” he will be entitled to receive the following benefits: (i) severance pay equal to 300% of his base salary immediately prior to the termination date (here, $450,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 12 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Scardino’s departure, except for the severance pay which would be paid in 24 equal monthly payments, the welfare benefits which would be paid over the 12-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

(4)
Upon Mr. Scardino’s death, his estate will be entitled to receive: (i) a pro rata unpaid annual incentive award payable for the year in which the death occurs, assuming target performance would have been achieved; and (ii) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Scardino’s departure.

(5)
The entire incentive for 2009 is shown here as this table illustrates the effect of such a termination at the end of the year on December 31, 2009 and thus, no pro-ration has been applied. In addition, the incentive assumes that that it would be paid based on the target performance level.

(6)	The value of unvested restricted shares is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing share price on December 31, 2009 ($0.34).

Post-Termination and Change of Control Benefits Mr. Taylor, Chief Financial Officer(1)
Executive Benefits and Payments Upon Termination	Termination without Cause or for Good Reason(2)	Change-in- Control(3)	Death(4)
Severance Pay	$275,000	$550,000	$—
Prorated Annual Incentive Award(5)	137,500	137,500	137,500
Welfare Benefit Programs	43,467	28,488	—
Vesting of Restricted Share Awards(6)	10,065	10,065	10,065
Total Compensation	$466,032	$726,053	$147,565

(1)
On November 24, 2009, we entered into an employment agreement with Mr. Taylor, which operated retroactively with an effective date of May 5, 2009, and supersedes an employment agreement between us and Mr. Taylor, dated as of January 1, 2007. The benefits and amounts in the table above are based on the agreement that was effective May 5, 2009.

(2)
If Mr. Taylor’s employment agreement is terminated by us without “cause” or if Mr. Taylor terminates his employment for “good reason,” he will be entitled to receive the following benefits: (i) severance pay equal to 100% of his base salary immediately prior to the termination date (here, $275,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 18 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Taylor’s departure, except for the severance pay which would be paid in 12 equal monthly payments, the welfare benefits which would be paid over the 18-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

(3)
If Mr. Taylor’s employment is terminated by us without “cause” or by Mr. Taylor for “good reason” upon the occurrence of or within six months following a “change in control,” he will be entitled to receive the following benefits: (i) severance pay equal to 200% of his base salary immediately prior to the termination date (here, $275,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 12 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Taylor’s departure, except for the severance pay which would be paid in 24 equal monthly payments, the welfare benefits which would be paid over the 12-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

(4)
Upon Mr. Taylor’s death, his estate will be entitled to receive: (i) a pro rata unpaid annual incentive award payable for the year in which the death occurs, assuming target performance would have been achieved; and (ii) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Taylor’s departure.

(5)
The entire incentive for 2009 is shown here as this table illustrates the effect of such a termination at the end of the year on December 31, 2009 and thus, no pro-ration has been applied. In addition, the incentive assumes that that it would be paid based on the target performance level.

(6)	The value of unvested restricted shares is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing share price on December 31, 2009 ($0.34).

Post-Termination and Change of Control Benefits Mr. Viglotti, General Counsel & Secretary
Executive Benefits and Payments Upon Termination	Termination without Cause or for Good Reason, Change-in-Control, or Non-Renewal prior to Retirement(1)	Death(2)	Retirement(3)
Severance Pay	$450,000	$—	$—
Prorated Annual Incentive Award(4)	150,000	150,000	150,000
Welfare Benefit Programs	28,488	19,122	97,846
Vesting of Restricted Stock Awards(5)	2,348	2,348	2,348
Total Compensation	$630,836	$171,470	$250,194

(1)
If we terminate Mr. Viglotti’s employment agreement without “cause” or if Mr. Viglotti terminates his employment for “good reason,” he will be entitled to receive: (i) severance pay equal to the sum of (A) his base salary immediately prior to the termination date (here, $300,000) and (B) the higher of (x) the annual incentive opportunity for the year in which the termination occurs assuming target performance would have been achieved (here, $150,000) and (y) the average annual incentive payment received over the prior two years (here, $0); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, assuming target performance would have been achieved; (iii) the continuation of any welfare benefit programs for 12 months; and (iv) the immediate vesting of all unvested restricted shares. The amounts in this column also reflect “change-in-control” payments which are the amounts Mr. Viglotti would receive upon a termination by us without “cause” or a termination by Mr. Viglotti for “good reason” that occurs within the two-year period following a “change of control.” In addition, if we choose not to renew Mr. Viglotti’s employment agreement and the term of the agreement expires before Mr. Viglotti’s 62nd birthday, such non-renewal shall be treated as a termination by us without “cause.” All payments would be made in a lump sum payment following Mr. Viglotti’s departure, except for the welfare benefits which would be paid over the 12-month period.

(2)
Upon Mr.Viglotti’s death, his estate will be entitled to receive: (i) a pro rata unpaid annual incentive award payable for the year in which his death occurs assuming target performance would have been achieved; (ii) the continuation of any welfare benefit programs for 12 months; and (iii) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment to Mr. Viglotti’s estate, except for the welfare benefits which would be paid over the 12-month period.

(3)
Upon Mr. Viglotti’s retirement at or after age 62, he will be entitled receive: (i) a pro rata unpaid annual incentive award payable for the year in which termination occurs, assuming target performance would have been achieved; and (ii) the continuation of any welfare benefit programs for him and his spouse for the longer of twelve months or his 65th birthday. In addition, if Mr. Viglotti retires at or after age 65, he will be entitled to receive, under our 2005 Long-Term Incentive Plan, the immediate vesting of all unvested restricted shares. The table above assumes a retirement age at or after age 65. All payments would be made in a lump sum payment following Mr. Viglotti’s retirement, except for the welfare benefits which would be paid over the specified period of time.

(4)	The entire incentive for 2009 is shown here as this table illustrates the effect of such a termination at the end of the year on December 31, 2009 and thus, no pro-ration has been applied.

(5)	The value of unvested restricted shares is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing share price on December 31, 2009 ($0.34).

Post-Termination and Change of Control Benefits Mr. Walczyk, Chief Operating Officer(1)
Executive Benefits and Payments Upon Termination	Termination without Cause or for Good Reason, or Change-in-Control(2)	Death(3)	Retirement(4)
Severance Pay	$450,000	$—	$—
Prorated Annual Incentive Award(5)	150,000	150,000	—
Welfare Benefit Programs	28,488	—	—
Vesting of Restricted Share Awards(6)	2,348	2,348	2,348
Total Compensation	$630,836	$152,348	$2,348

(1)
On December 30, 2009, we entered into a new employment agreement with Mr. Walczyk, which is effective January 1, 2010, and superseded the employment agreement between us and Mr. Walczyk, dated as of January 1, 2007. The benefits and amounts in the table above are based on the agreement dated as of January 1, 2007, which was effective as of December 31, 2009. The severance payments under the new employment agreement are substantially similar, except where noted below.

(2)
If Mr. Walczyk’s employment agreement is terminated by us without “cause” or if Mr. Walczyk terminates his employment for “good reason,” he would have been entitled to receive the following benefits: (i) severance pay equal to the sum of (A) his base salary immediately prior to the termination date (here, $300,000) and (B) the annual incentive opportunity for the year in which the termination occurs assuming target performance would have been achieved (here, $150,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, assuming target performance would have been achieved; (iii) the continuation of any welfare benefit programs for 12 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Walczyk’s departure, except for the welfare benefits which would be paid over the 12-month period.

Under his new agreement, Mr. Walczyk will be entitled to receive the following benefits: (i) severance pay equal to 100% of his base salary immediately prior to the termination date; (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 18 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Walczyk’s departure, except for the severance pay which would be paid in 12 equal monthly payments, the welfare benefits which would be paid over the 12-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

In addition, under his new agreement, if Mr. Walczyk’s employment is terminated by us without “cause” or by Mr. Walczyk for “good reason” upon the occurrence of or within six months following a “change in control,” he will be entitled to receive the following benefits: (i) severance pay equal to 200% of his base salary immediately prior to the termination date (here, $300,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, based on actual performance; (iii) the continuation of any welfare benefit programs for 12 months; and (iv) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment following Mr. Walczyk’s departure, except for the severance pay which would be paid in 24 equal monthly payments, the welfare benefits which would be paid over the 12-month period and the pro rata unpaid annual incentive award which would be paid at the time annual incentive payments are generally paid to employees.

(3)
Upon Mr. Walczyk’s death, his estate would be entitled to receive: (i) a pro rata unpaid annual incentive award payable for the year in which termination occurs, assuming target performance would have been achieved; and (ii) the immediate vesting of all unvested restricted shares. All payments would be made in a lump sum payment to Mr. Walczyk’s estate.

(4)	Upon Mr. Walczyk’s retirement at or after age 65, he will be entitled to receive, under our 2005 Long-Term Incentive Plan, the immediate vesting of all unvested restricted shares.

(5)	The entire incentive for 2009 is shown here as this table illustrates the effect of such a termination at the end of the year on December 31, 2009 and thus, no pro-ration has been applied.

(6)	The value of unvested restricted shares is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing share price on December 31, 2009 ($0.34).

Post-Termination and Change of Control Benefits Robert V. Polansky, Chief Marketing Officer(1)
Executive Benefits and Payments Upon Termination	Termination without Cause or for Good Reason(2)	Death(3)	Retirement(4)
Severance Pay	$350,000	$—	$—
Prorated Annual Incentive Award(5)	100,000	100,000	—
Welfare Benefit Programs	28,488	—	—
Vesting of Restricted Share Awards(6)	—	3,913	3,913
Total Compensation	$478,488	$103,913	$3,913

(1)
On November 20, 2009, we and Mr. Polansky mutually agreed that his employment agreement would expire by its terms effective January 1, 2010. The benefits and amounts in the table above are based on his prior employment agreement, which was terminated effective as of December 31, 2009. On March 11, 2010, we announced that Mr. Polansky’s employment with us would be terminated as of April 2, 2010.  In connection therewith, Mr. Polansky was offered a Severance Agreement under which he will be entitled to receive a payment in cash equal to his accrued but unused paid time off, severance pay equal to $66,250 and a cash payment equal to the fair market value of his 5,755 unvested restricted shares, valued as of the close of trading on April 1, 2010.

(2)
If Mr. Polansky’s employment agreement was terminated by us without “cause” or if Mr. Polansky terminated his employment for “good reason,” he would have been entitled to receive the following benefits: (i) severance pay equal to the sum of (A) his base salary immediately prior to the termination date (here, $250,000) and (B) the annual incentive opportunity for the year in which the termination occurred assuming target performance would have been achieved (here, $100,000); (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurred, assuming target performance would have been achieved; and (iii) the continuation of any welfare benefit programs for 12 months. All payments would have been made in a lump sum payment following Mr. Polansky’s departure, except for the welfare benefits which would have been paid over the 12-month period.

(3)
Upon Mr. Polansky’s death, his estate would have been entitled to receive: (i) a pro rata unpaid annual incentive award payable for the year in which the death occurred, assuming target performance would have been achieved; and (ii) the immediate vesting of all unvested restricted shares. All payments would have been made in a lump sum payment.

(4)	Upon Mr. Polansky’s retirement at or after age 65, he will be entitled to receive, under our 2005 Long-Term Incentive Plan, the immediate vesting of all unvested restricted shares.

(5)	The entire incentive for 2009 is shown here as this table illustrates the effect of such a termination at the end of the year on December 31, 2009 and thus, no pro-ration has been applied.

(6)	The value of unvested restricted shares is illustrated here by measuring the value of the number of shares payable under unvested awards using the closing share price on December 31, 2009 ($0.34).

Change-In-Control Payments on Restricted Shares. Under the terms of our grant document, all restrictions on unvested restricted share awards issued to our executives will immediately lapse upon a change-in-control. A change-in-control for this purpose occurs where:

•
A person or group acquires beneficial ownership, directly or indirectly, of our securities representing 40% or more of the combined voting power in the election of directors of our then-outstanding securities or of any successor to us;

•
The members of our Board when our 2005 Long-Term Incentive Plan was adopted or who were appointed thereafter by at least two-thirds of the Board at the time of the appointment no longer constitute two-thirds of the Board;

•
We complete a merger, consolidation or amalgamation wherein our voting securities immediately prior thereto do not constitute at least 60% of the combined voting securities after the merger, consolidation or amalgamation; or

•	Our shareholders approve a plan of complete liquidation or winding-up or an agreement for the sale or disposition of all or substantially all of our assets.

The estimated payment amounts are reflected in the tables above, assuming a change-in-control on December 31, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Board’s Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

RELATED PARTY TRANSACTIONS

Our Related Party Transactions

During 2009, we conducted business with Hickey-Finn and Company, Inc. (Hickey-Finn), an insurance broker whose owners include Daniel G. Hickey, Sr., one of our directors, an existing shareholder and the father of Daniel G. Hickey, Jr., who served as our chief executive officer and chairman of the Board during 2009. David M. Birsner, another of our directors and an existing shareholder, is also an employee of Hickey-Finn. We pay broker commissions to Hickey-Finn for business placed with Majestic, our primary insurance company. For the year ended December 31, 2009, we paid Hickey-Finn $88,919 as commissions for placing business with Majestic. Mr. Hickey, Sr.’s corresponding interest in these transactions, without regard to profit or loss, was approximately $44,460.

Effective March 13, 2009, Mr. Hickey, Jr. resigned as a director and officer, and his employment agreement was terminated pursuant to the mutual agreement of the parties. We entered into a separation agreement with Mr. Hickey, Jr. under which we agreed to:

•
pay him a total of $3,300,000 in two payments of $1,500,000 each and one payment of $300,000, all of which payments are subject to Mr. Hickey’s continued compliance with the restrictive covenants described below;

•	immediately vest and distribute 46,040 unvested shares of restricted shares that were previously granted to Mr. Hickey, Jr. on January 16, 2008; and

•	continue paying his welfare benefits to which he was entitled under his employment agreement for a period of three years.

The separation agreement prohibits Mr. Hickey, Jr. from competing with us in the California self-insured workers compensation market until March 13, 2012 and from soliciting our employees, customers, brokers or agents for a period ending on March 13, 2011. In addition, the separation agreement provides that Mr. Hickey, Jr. shall cooperate reasonably with us and assist us in any litigation until March 13, 2012.

Our Related Party Review, Approval or Ratification Process

Under its charter, the Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions. The Audit Committee recognizes that related party transactions present a heightened risk of conflicts of interest and improper valuation (or at least the perception thereof) and therefore adopted a written policy concerning all related party transactions involving CRM Holdings and subsidiaries. The policy applies to any transactions involving an amount greater than $5,000 between us and any executive officer or director, shareholder owning greater than five percent of our outstanding shares, a person who is an immediate family member of an executive officer or director or shareholder owning greater than five percent of our outstanding shares, or an entity which is owned or controlled by any of these individuals. Under the policy, any related party transaction will be consummated or continued only if:

•
the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party; or

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by the Compensation Committee.

SHARE OWNERSHIP INFORMATION

Principal Shareholders Table

The following table sets forth the total number and percentage of our voting common shares beneficially owned on March 3, 2010 by: (1) each person known to us to be the beneficial owner of more than 5% of any class of our outstanding voting common shares; (2) each director; (3) each of our Named Executive Officers; and (4) all executive officers and directors as a group.

	Shares Beneficially Owned
Beneficial Owner(1)	Number(2)		Percent(3)
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	1,979,893	(4)	12.0
Daniel G. Hickey, Jr. 70 Pond Hills Court Pleasant Valley, New York 12569	1,925,220	(5)	9.3(5)
Mendon Capital Advisors Corp 150 Allens Creek Road Rochester, NY 14618	1,611,730	(6)	9.7
Whitebox Advisors, LLC 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416	1,233,603	(7)	7.5
Burnham Asset Management Corp Burnham Securities Inc. 1325 Avenue of the Americas New York, NY 10019	1,069,931	(8)	6.5
Mihaljevic Partners LP. 235 East 95th Street, Suite 14J New York, New York 10128	924,239	(9)	5.6
James J. Scardino	46,360		*
Joseph F. Taylor	26,414		*
Louis J. Viglotti	54,225		*
Chester J. Walczyk	68,991		*
Robert V. Polansky	41,962		*
David M. Birsner	301,471		1.8
Daniel G. Hickey, Sr.	1,771,237		10.7
Keith S. Hynes	31,114		*
Charles I. Johnston	11,705		*
Philip J. Magnarella	10,416		*
Salvatore A. Patafio	17,316		*
Louis Rosner	15,991		*
Named Executive Officers and Directors as a group	2,363,473		14.3(10)

(1)	Unless otherwise stated, the address of each of the persons in the table is c/o CRM Holdings Ltd., FB Perry Building, 40 Church Street, P.O. Box HM 2062, Hamilton HM HX, Bermuda.

(2)
Does not include the issuance of restricted common shares to certain of our executive officers and non-employee directors that will vest in either two or three equal annual installments, beginning on the first anniversary of the respective grant dates. Such restricted common shares are not deemed to be outstanding under the laws of Bermuda until they vest. The amounts of shares granted are set forth in greater detail in the sections entitled “Compensation Discussion & Analysis,” “Executive Compensation – 2008 Outstanding Equity Awards at Fiscal Year End” and “The Board and Board Committees – Director Compensation.”

(3)
Computed on the basis of 16,535,206 common shares outstanding as of March 23, 2009. This amount does not include grants of restricted shares to certain of our employees and non-employee directors or 395,000 Class B non-voting chares. Our Bye-Laws reduce the total voting power of any shareholder owning, directly or indirectly, beneficially or otherwise, as described in our Bye-Laws, 9.9% or more of the common shares to less than 9.9% of the total voting power of our common shares. As a result of the application of our Bye-Laws, the combined voting power of each of Wells Fargo & Company and Daniel G. Hickey, Sr. is limited to less than 9.9%, which results in the increase of the voting power of other shareholders. Pursuant to our Bye-Laws, the voting power of other shareholders, in aggregate, is increased by the same number of votes held by Wells Fargo & Company and Daniel G. Hickey, Sr. that are subject to the voting limitation. Such increase applies to each of the other shareholders in proportion to its voting power as determined on any applicable record date, provided that such increase will be limited to the extent necessary to avoid causing any shareholder to have 9.9% or more voting power.

(4)
Based upon most recently available Schedule 13G/A filed with the SEC on January 22, 2009, includes 1,979,893 shares held by a group, consisting of Wells Fargo & Company and certain of its subsidiaries and Wells Capital Management Incorporated. The address of Wells Fargo & Company and its subsidiaries is 420 Montgomery Street, San Francisco, California 94104 and the address for Wells Capital Management Incorporated is 525 Market Street, San Francisco, California 94105.

(5)
Mr. Hickey, Jr.’s share holdings include 395,000 Class B shares that are exchangeable at Mr. Hickey, Jr.’s option to common shares, unless (a) the Board reasonably determines that such exchange of all or any part of the Class B shares may cause adverse tax consequences or (b) the common shares held by Mr. Hickey, Jr. after such an exchange would not have voting power greater than the common shares held by Mr. Hickey, Jr. before such an exchange. In accordance with our Bye-Laws, upon such a conversion, Mr. Hickey, Jr.’s voting percentage would be reduced to 9.9%. The percentage of shares owned by Mr. Hickey, Jr. shown in table excludes the Class B shares as Mr. Hickey, Jr. has not elected to exchange such shares.

(6)	Based upon most recently available Schedule 13G/A filed with the SEC on February 16, 2010. The address of Mendon Capital Advisors Corp. is 150 Allens Creek Road, Rochester, New York 14618.

(7)
Based upon most recently available Schedule 13G/A filed with the SEC on February 8, 2010, includes 1,233,603 shares held by a group, consisting of Whitebox Advisors, LLC and certain affiliated entities. The address of Whitebox Advisors, LLC and its affiliated entities is 3033 Excelsior Boulevard, Suite 300 Minneapolis, MN 55416.

(8)
Based upon most recently available Schedule 13G filed with the SEC on February 16, 2010, includes 1,069,931 shares held by a Burnham Asset Management and Burnham Securities Inc. The address of Burnham Asset Management and Burnham Securities Inc. is 1325 Avenue of the Americas, New York, NY 10019.

(9)	Based upon most recently available Schedule 13G filed with the SEC on March 17, 2010. The address of Mihaljevic Partners LP is 235 East 95th Street, Suite 14J, New York, New York 10128.

(10)
The amount shown reflects the total shares beneficially owned by our executive officers and directors as a group and does not take into account any possible reductions of voting power under our Bye-Laws, as discussed in note 3 directly above. Assuming Mr. Hickey, Sr.’s total voting power is reduced to 9.9%, then the total combined voting power of our executive officers and directors as a group would be 13.6%.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, as well as beneficial owners of 10% or more of our outstanding common shares, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of the forms received by us, or written representations from our executive officers and directors, we believe that during fiscal 2009 all of our executive officers and directors and beneficial owners of 10% or more of our outstanding common shares filed the required reports under Section 16(a) on a timely basis, except for the Form 4 report filed by Joseph F. Taylor on May 12, 2009, which was submitted late due to the unavailability of SEC EDGAR codes for Mr. Taylor.

PROPOSAL NO. 2

ELECTION OF DIRECTOR DESIGNEES OF TWIN BRIDGES (BERMUDA) LTD.

Pursuant to Bye-Law 154, the Board of Twin Bridges, our wholly-owned Bermuda-based reinsurance subsidiary, must be comprised of persons (1) a majority of whom are directors of CRM Holdings and (2) who have been elected as director designees by our shareholders (collectively referred to as the Twin Bridges Directors). If elected, the proposed Twin Bridges Directors will hold office until their successors are duly elected and qualified at the 2011 Annual General Meeting or, if earlier, their death, resignation or removal.

Your approval of the proposed Twin Bridges Directors shall constitute a direction to us to cause us to vote CRM Holdings’ shares at the Twin Bridges Annual General Meeting to ensure that Twin Bridges’ Board is comprised of the proposed Twin Bridges Directors. Proxies cannot be voted for a greater number of persons than the proposed Twin Bridges Directors named. Each of the proposed Twin Bridges Directors is a director of the CRM Holdings and does not receive any additional fees or payments for serving on the Twin Bridges Board. If any of the proposed Twin Bridges Directors should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy card have the right to use their discretion to vote for a substitute nominee to be determined by our Board. The election of each of the proposed Twin Bridges Directors requires the affirmative vote of a majority of the votes cast at the Annual General Meeting.

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum.

Nominees for Election of Twin Bridges Director:

The following persons constitute the Twin Bridges Directors:

Name(1)	Age	Director of Twin Bridges since:
David M. Birsner	42	September 2005
Daniel G. Hickey, Sr.	65	September 2005
Keith S. Hynes	57	November 2005
Charles I. Johnston	55	May 2006
Philip J. Magnarella	72	September 2005
Salvatore A. Patafio	65	September 2005
Louis Rosner, Esq.	61	September 2005
James J. Scardino	56	May 2009

(1)	The biographical information for the nominees is described earlier in this Proxy Statement under the section entitled “Proposal No. 1 – Election of Directors.”

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TWIN BRIDGES DIRECTORS. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL NO. 3.

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE FEES FOR THE INDEPENDENT AUDITORS

Under Bermuda law, our shareholders have the responsibility to appoint our auditor and independent registered public accounting firm to hold office until the close of the next annual general meeting and to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration.

The Audit Committee of the Board has recommended to the shareholders to appoint Ernst & Young LLP (Ernst & Young) to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2010. We have been advised by Ernst & Young that it is a registered public accounting firm with the Public Company Accounting Oversight Board (the PCAOB) and complies with the auditing, quality control and independence standards and rules of the PCAOB and the Securities and Exchange Commission. Johnson Lambert & Co. LLP (Johnson Lambert) served as our independent registered public accounting firm prior to 2009. Ernst & Young was engaged effective as of the close of our Annual General Meeting held on May 5, 2009 and audited our financial statements for the fiscal year ended December 31, 2009. Johnson Lambert’s report on the financial statements for the fiscal year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The change in independent registered public accounting firms was not the result of any disagreement with Johnson Lambert. Johnson Lambert was dismissed by recommendation of our Audit Committee. Our Audit Committee made the decision to recommend the change of independent accountants at its meeting on March 3, 2009, acting under authority delegated to it by our Board of Directors.

An Ernst & Young representative is expected to attend the Annual General Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate shareholder questions.

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum. If the shareholders do not approve this appointment by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting, another independent registered public accounting firm will be considered by our Board of Directors.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accountants’ Fees

The aggregate fees billed for professional services by Ernst & Young and Johnson Lambert & Co. in 2009 and 2008, respectively, for the following services were:

Type of Fees	2009	2008
Audit Fees(1)	$1,298,000	$1,393,455
Audit-Related Fees(2)	31,000	9,800
Tax Fees(3)	175,698	—
All Other Fees	—	—
Total	$1,504,698	$1,403,255

(1)
“Audit Fees” includes fees that we pay to our auditors for the audit of our annual financial statements included in our annual report on Form 10-K and review of quarterly financial statements included in our quarterly reports on Form 10-Q, and for the audit of our internal control over financial reporting and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements, including the audit work required for statutory audits for Majestic and Twin Bridges.

(2)
“Audit-related fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal controls over financial reporting, including the work related to the consolidated audit of CRM USA Holdings Inc. and its subsidiaries to fulfill requirements related to debt covenants and the actuarial opinions for Majestic and Twin Bridges.

(3)	“Tax Fees” comprise fees billed for tax return assistance and preparation, tax examination assistance, tax strategy and any other tax services.

Pre-Approval Policy for Services of the Independent Registered Public Accounting Firm

Our Audit Committee has a policy of approving the engagement of the independent registered accounting firm to perform all audit and non-audit services on behalf of CRM Holdings. The Audit Committee did not rely on the waiver from the pre-approval requirement available under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X with respect to any of the services provided by the independent auditor. The Audit Committee has determined that the provision of services covered by Ernst & Young’s fees was compatible with maintaining the principal accountant’s independence.

In 2009, the percentage of fees (other than audit fees) billed for professional services that were approved by the Audit Committee was 100%.

Audit Committee Report

The Audit Committee has been appointed by the Board of Directors to assist the Board of Directors in fulfilling its responsibility to oversee the financial affairs, risk management, accounting and financial reporting processes and audits of the financial statements of CRM Holdings. The Committee operates under a written charter adopted by the Board of Directors and reviewed annually by the Committee. The Committee has furnished the following report for 2009.

The Committee has reviewed and discussed the Company’s consolidated audited financial statements as of and for the year ended December 31, 2009 with management and the independent registered public accounting firm. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, as currently in effect.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Audit Committee
Charles I. Johnston, Chairman
Keith S. Hynes
Salvatore A. Patafio

PROPOSAL NO. 4.

CHANGE OF NAME FROM CRM HOLDINGS, LTD. TO MAJESTIC CAPITAL, LTD.

On March 3, 2009, the Board approved a resolution (attached hereto as Appendix A) for shareholder approval at the meeting to change our name from “CRM Holdings, Ltd.” to “Majestic Capital, Ltd.”

We believe that the corporate name change will better reflect our corporate identity. The current name of “CRM Holdings” reflects the business of our operating subsidiaries, Compensation Risk Managers, LLC and Compensation Risk Managers of California, LLC, which provided group management and third party administration services to self-insured groups in New York and California. Our self-insured group operations in New York were discontinued as of September 8, 2008, and we have only one active group under management in California.

We acquired Majestic Insurance Company in November 2006. Following the acquisition and the closure of our self-insured group operations, revenue from Majestic and its primary insurance products soon constituted substantially all of our revenues. Consequently, our business at this point is almost entirely focused on our primary insurance segment which includes the underwriting of workers’ compensation insurance products offered through Majestic. Therefore, we believe that the name “Majestic Capital, Ltd.” better reflects our current business and strategy.

The change of our name to “Majestic Capital, Ltd.” will not by itself affect in any way the validity of currently outstanding share certificates or the trading of our securities. Our shareholders will not be required to surrender or exchange any of our share certificates that they currently hold. Shareholders with certificated shares may continue to hold their existing certificates or receive without charge new certificates reflecting the name change upon tendering the old certificates to our transfer agent.

If the shareholders approve the change to our name, we intend to apply for a change to our NASDAQ ticker symbol from “CRMH” to “MAJC”.

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHANGE OF CRM HOLDINGS NAME FROM CRM HOLDINGS, LTD. TO MAJESTIC CAPITAL, LTD.

PROPOSAL NO. 5.

APPROVAL OF AMENDED AND RESTATED BYE-LAWS

Shareholders are being asked to consider and approve the adoption of Amended and Restated Bye-Laws.

With a view to modernizing the Companies Act 1981 (the Companies Act) to take into account various company law reform initiatives in various jurisdictions, the Companies Amendment Act 2006 (the Amendment Act), which came into force on December 29, 2006, made a number of important changes to Bermuda’s primary company legislation. The Board of Directors has approved the Amended and Restated Bye-laws (the Amended Bye-Laws) in light of the changes to the Companies Act which incorporate the following principal changes to our existing Bye-Laws (the Bye-Laws). In addition to the changes arising from the Amendment Act, the Board is proposing certain other amendments to the Bye-Laws as set forth below.

Under Section 153 of our Bye-Laws, any amendment to our Bye-Laws (excluding amendments to Bye-Laws 143-150 which relate to indemnification) requires a majority of the votes cast at an annual general meeting, provided there is a quorum. If this proposal is not approved at the Annual General Meeting, our current Bye-laws will continue to govern our corporate actions.

Electronic Delivery of Documents

The Amendment Act makes it possible for a Bermuda company to deliver an “electronic record” of documents to its shareholders and others via electronic mode such as e-mail or website postings. Previously we were required to deliver a hard copy of any such documents. The proposed Amended Bye-laws, if approved, will permit us to take advantage of the SEC’s “notice and access” rules to post notices of shareholder meetings and proxy statements and other documents to be sent by electronic means. These mechanisms could help us save printing and postage costs and may be found to be more convenient for certain of our shareholders.

Treasury Shares

The Amendment Act makes it possible for a Bermuda company to acquire its own shares, to be held as treasury shares in lieu of cancellation. Treasury shares generally represent shares that were once traded in the market but which have since been reacquired by the issuing company and are available for retirement or later reissuance. Treasury shares are considered to be issued but not outstanding, cannot be voted and accrue no dividends. Under the Amendment Act, a company continues to be able to purchase its own shares for cancellation so long as its constitutional documents so permit. The proposed Amended Bye-Laws, if approved, will permit the Company to hold reacquired shares in treasury rather than canceling them following a repurchase.

Execution of Instruments without Seal

The Amendment Act makes it possible for a Bermuda company to execute deeds and other instruments without a seal using the signature of an authorized person. Previously the execution of any such documents required a corporate seal. The proposed Amended Bye-Laws, if approved, will permit us to take advantage of this flexibility to execute documents without a seal by allowing any director, corporate secretary or other person authorized by the Board of Directors to sign instruments on behalf of the Company.

Flexibility in Titles and Identities of Officers

The Amendment Act removes the requirement for a Bermuda company to appoint a President/Vice President or Chairman/Deputy Chairman and also eliminates the requirement that officers be directors. The proposed Amended Bye-Laws, if approved, will permit us to take advantage of this flexibility.

Directors’ Authority

The Amendment Act clarifies the position regarding the scope of the board of directors’ authority. Prior to the enactment of the Amendment Act, there was doubt as to whether a board of directors’ authority was proscribed in certain circumstances (e.g. in transactions relating to the disposal of all of the company’s assets) and required shareholder approval. The Amendment Act removes any doubt about the scope of directors’ authority in relation to the shareholders, by providing that directors can exercise all of the powers of the company except those powers that are required by the Companies Act or the bye-laws to be exercised by the shareholders. The current Bye-Laws include a non-exhaustive list of the powers of the company which the Board may exercise. The proposed Amended Bye-Laws, if approved, will reflect the wording of the Amendment Act to provide that the Board may exercise all the powers of the Company except those that are required by the Act or the Bye-Laws to be exercised by shareholders.

Size of the Board

Our Bye-Laws currently provide that the size our Board of Directors shall be not less than 2 nor more than 20 directors, with the exact number to be determined from time to time by a vote of the shareholders. If the shareholders have not voted, then the size of our Board will be fixed at 9 directors. The proposed Amended Bye-Laws, if approved, will change the authority to set the exact size of our Board from the shareholders to our Board of Directors.

Capitalization of Profits

Our Bye-Laws currently provide that any amount standing to the credit of a share premium account may only be applied in crediting as fully paid shares of the same class as that from which the relevant share premium was derived. The proposed Amended Bye-Laws, if approved, will remove the restriction that the amount must be credited to the same class of shares and will allow a credit of a share premium account to be applied to any class of shares.

Poll Voting

Our Bye-Laws currently provide that matters to be considered at an annual general meeting will be voted on by a show of hands unless poll voting is demanded by the chairman of the meeting. The proposed Amended Bye-Laws, if approved, will conform our Bye-Laws to our practice of using poll voting at annual general meetings, by providing that all items put to the vote at an annual general meeting will be decided on a poll.

Name Change

As discussed above in Proposal No. 4, we are proposing to change the name of the CRM Holdings, Ltd. to Majestic Capital, Ltd. The proposed Amended Bye-Laws, if approved, will effect the change of our name in our Bye-Laws.

Text of the Proposed Amended and Restated Bye-laws

The full text of the proposed Amended and Restated Bye-laws, with the proposed changes reflected therein, is attached to this proxy statement as Appendix B. The summaries of the amendments are qualified in their entirety by reference to the text set forth in Appendix B, which text is hereby incorporated herein by reference.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED BYE-LAWS.

PROPOSAL NO. 6.

APPROVE AND AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE SHARE SPLIT OF OUR COMMON AND CLASS B SHARES

We are requesting shareholder approval to authorize the Board of Directors, in its discretion, to effect a reverse share split of our common and Class B shares within a range of 1-for-5 shares to 1-for-10 shares, at any time prior to November 5, 2010.

Under Section 46(1) of the Companies Act and Section 46 of our Bye-Laws, we may, from time to time, by shareholder vote consolidate and divide all or any of our share capital into shares of larger par value than our existing shares. Shareholder approval of this proposal gives the Board of Directors, in its sole discretion, the ability to implement a reverse share split of our common and Class B Shares within a range of 1-for-5 shares to 1-for-10 shares at any time prior to November 5, 2010.

Under Section 3(2)(a) of our Bye-Laws, shareholder approval of this proposal, followed by a subsequent decision by the Board of Directors to implement a reverse share split of our common shares within a range of 1-for-5 to 1-for-10 shares will result in the automatic implementation of the same reverse share split to our Class B shares.

However, notwithstanding shareholder approval of this proposal, the Board may, in its sole discretion, determine not to effect, and abandon, the reverse share split without further action by shareholders. Except for adjustments that may result from the treatment of fractional shares as described below, each shareholder will hold the same percentage of common shares outstanding immediately following the reverse share split as that shareholder held immediately before the reverse share split.

Purposes of Reverse Share Split

The primary purpose of the reverse share split is to increase the per share trading price of our common shares. We believe a reverse share split will increase the price of our common shares to satisfy the Nasdaq $1.00 minimum bid price requirement, and thus help the continued listing of our common shares on the Nasdaq. However, there can be no assurance that the reverse share split, if implemented, will have the desired effect of sufficiently raising the common share price. The effect of a reverse share split upon the market price of the common shares cannot be predicted with any certainty. The market price of the common shares may vary based on other factors that are unrelated to the number of shares outstanding, including our historical and anticipated performance. We also cannot assure you that the common shares will not be delisted due to a failure to meet other continued listing requirements even if after the reverse share split the market price per share of the common shares remains in excess of $1.00. If a delisting from NASDAQ were to occur, we may seek to have the common shares traded on the OTC Bulletin Board or in the “pink sheets.” These alternative markets are generally considered to be less efficient and liquid than the Nasdaq stock market, where our shares are now listed.

NASDAQ Listing

The Board of Directors’ primary objective in proposing the reverse share split is to raise the per share trading price of our common shares to better enable us to maintain the listing of our common shares on NASDAQ. Our common shares are currently listed on the NASDAQ Global Select Market. On November 10, 2009, we received notice from the NASDAQ Stock Market stating that for 30 consecutive business days, the bid price of our common shares had closed below the minimum $1.00 per share requirement for continued inclusion on the NASDAQ Global Select Market under Marketplace Rule 5450(a)(1). The bid price of our common shares has remained below the minimum $1.00 per share since November 10, 2009.

We have until May 10, 2010 to regain compliance with the minimum closing bid price requirement. To regain compliance, the closing bid price of our common shares must meet or exceed $1.00 per share for at least ten consecutive business days. However, under NASDAQ rules, NASDAQ may, in its discretion, require us to maintain a bid price of at least $1.00 per share for a period in excess of 10 consecutive business days, but generally not more than 20 consecutive business days, before determining that we have demonstrated an ability to maintain long-term compliance with the minimum bid price requirement.

If we do not regain compliance with the minimum bid price rule by May 10, 2010, Nasdaq will provide notice to us that our common shares will be delisted. At that time, we may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel. Alternatively, we may apply to transfer the listing of our common shares to the NASDAQ Capital Market if we satisfy all criteria for initial listing on the NASDAQ Capital Market, other than compliance with the minimum bid price requirement. One of the criteria for initial listing on the Nasdaq Capital requires that the market value of our publicly held shares total at least $5 million (“publicly held shares” are defined as total shares outstanding, less any shares held directly or indirectly by officers, directors or any person who is the beneficial owner of more than 10% of the total shares outstanding of the company). As of the date of this proxy statement and in the past, the market value of our publicly held shares has been below $5 million. We cannot assure that we will meet all the listing requirements of the Nasdaq Capital Market at the time of our application. If such application to the NASDAQ Capital Market is approved, however, then we may be eligible for an additional 180 day grace period.

The reverse share split is intended to raise the bid price of the common shares to satisfy the $1.00 minimum bid price requirement. However, there can be no assurance that the reverse share split, if implemented, will have the desired effect of sufficiently raising the common share price. The effect of a reverse share split upon the market price of the common shares cannot be predicted with any certainty. The market price of the common shares may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that the common shares will not be delisted due to a failure to meet other continued listing requirements even if after the reverse share split the market price per share of the common shares remains in excess of $1.00. If a delisting from NASDAQ were to occur, we may seek to have the common shares traded on the OTC Bulletin Board or in the “pink sheets.” These alternative markets are generally considered to be less efficient and liquid than the Nasdaq stock market, where our shares are now listed.

A delisting from NASDAQ could also significantly impact the transferability and issuance of our common under Bermuda law. Specific permission is required from the Bermuda Monetary Authority, pursuant to the provisions of the Exchange Control Act 1972 and related regulations, for all issuances and transfers of securities of Bermuda companies, other than in cases where the Bermuda Monetary Authority has granted a general permission. The Bermuda Monetary Authority has advised that where any equity securities, which would include our common shares, of a Bermuda company are listed on an appointed stock exchange, general permission is given for the issue and subsequent transfer of any securities of a company from and/or to a non-resident, for as long as any equities securities of such company remain so listed. The Nasdaq Stock Market, Inc. is deemed to be an appointed stock exchange under Bermuda law. However, the OTC Bulletin Board and the “pink sheets” are not considered to be appointed stock exchanges. As an alternative, we could seek to apply for listing on the Bermuda Stock Exchange, which is considered an appointed stock exchange, although we cannot assure you that such a listing can be obtained. Consequently, if our common shares are delisted from the Nasdaq and we do not obtain a listing on the Bermuda Stock Exchange, we would no longer qualify for the Bermuda Monetary Authority’s grant of general permission.  As such, the transfer and issuance of our common shares would subject to specific permission of the Bermuda Monetary Authority under the Exchange Control Act 1972.

Even if the closing bid price of the common shares satisfies the minimum closing bid price rule prior to the Annual General Meeting or the expiration of additional grace period as a result of a change to the NASDAQ Capital Market, we may still effect the reverse share split if shareholders approve this proposal and the Board of Directors determines that effecting the reverse share split would be in the best interests of the Company and our shareholders.

Capital Formation and Ability to Use Form S-3

We believe that the failure to effect the reverse share split could impede any future efforts by us to raise capital. We may need to raise additional capital from time to time and may elect to do so through the issuance of equity securities. If our shares are delisted from the NASDAQ stock market, we may find it more difficult to raise capital, even if the shares trade on the OTC Bulletin Board or pink sheets. Further, if our common shares are delisted from NASDAQ, we will be ineligible to use SEC Form S-3 to register additional shares of our common shares in certain circumstances or for resale by others. This will make it more difficult and more expensive for us to register any additional securities, which may adversely affect our ability to raise additional funds.

Anticipated Effects of Reverse Share Split

Effect on the Market Price of the Common Shares

Although we expect that the reverse share split will result in an increase in the market price of our common shares, the reverse share split may not increase the market price of our common shares in proportion to the reduction in the number of shares of common shares outstanding or result in a permanent increase in the market price. For example, based on the closing price of our common shares on March 3, 2010 of $0.51 per share, if the shareholders approve, and the Board of Directors implements, a 1-for-10 reverse share split, there can be no assurance that the post-split market price of the common shares would be $5.10 (10 times this current price) per share or greater. The market price is dependent upon many factors, including our performance, prospects and other factors. If the reverse share split is accomplished and the market price of our common shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse share split. In many cases, the market price of a company’s shares declines after a reverse shares split.

Effect on the Market for the Common Shares

If we are able to maintain the listing of our common shares on NASDAQ, we would not suffer the potential loss of liquidity resulting from delisting. Although we believe that a higher share price may help generate investor interest, there can be no assurance that the reverse share split will result in a per share price that will attract institutional investors or investment funds or that the share price will satisfy the investing guidelines of institutional investors or investment funds. In addition, the reduced number of outstanding common shares resulting from the reverse share split will decrease significantly the number of common shares available for purchase in the market. As a result, the trading liquidity of the common shares may be adversely affected by the reverse share split.

Effect on Outstanding Shares

Currently, we are authorized to issue up to a total of 50,000,000 shares of common shares, of which 16,518,833 shares were outstanding as of March 3, 2010. In addition, we have 395,000 shares of Class B shares outstanding as of March 3, 2010. The following table contains approximate information relating to the common and Class B Shares under the proposed reverse share split ratios, without giving effect to any adjustments for fractional shares of common shares, as of March 3, 2010:

Ratio of Reverse Share Split	Approximate Percentage Reduction in Outstanding Shares	Approximate Outstanding Common Shares After Reverse Stock Split	Approximate Outstanding Class B Shares After Reverse Stock Split
1-for-5	80%	3,303,767	79,000
1-for-6	83%	2,753,139	65,833
1-for-7	86%	2,359,833	56,429
1-for-8	88%	2,064,854	49,375
1-for-9	89%	1,835,426	43,889
1-for-10	90%	1,651,883	39,500

The reverse share split will result in a corresponding change to the par value of our common and Class B shares. The par value of our common and Class B shares will change from $0.01 to within a rage of $0.05 to $0.10, depending on the reverse share split ratio selected by the Board of Directors.

Effect on Outstanding Share Awards

The reverse share split, when implemented, will affect our outstanding restricted share awards. Our 2005 Long-Term Incentive Plan (the Plan) includes provisions for appropriate adjustments to the number of shares of common shares covered by the Plan and to grants of share-based awards under the Plan. If shareholders approve the reverse share split and Board implements it, an outstanding restricted share award of shares of common shares would thereafter evidence the right to receive a number of common shares consistent with the reverse share split ratio.

Effect on Existing Shareholders; Fractional Shares

The number of common shares held by each shareholder will be reduced as a result of the reverse share split. For example, if the Board effects a 1-for-10 reverse share split, a shareholder holding 10,000 common shares before the reverse share split would hold 1,000 common shares, with a par value of $0.10 per share, immediately after the reverse share split.

We will not issue fractional shares of common shares. Where a shareholder would have been entitled to a fractional share, we will round up fractional shares to the next whole share. Each shareholder’s proportionate ownership of outstanding of common shares would remain the same, except for minor differences resulting from the rounding up of fractional shares. A reverse share split may leave certain shareholders with one or more “odd lots,” which are shares holdings in amounts of fewer than 100 common shares. These odd lots may be more difficult to sell than common shares in even multiples of 100. Shareholders selling odd lots created by the reverse share split may incur increased brokerage commissions in selling such shares.

Effect on the Company

We expect our business and operations to continue as they are currently being conducted and the reverse share split is not anticipated to have any effect upon the conduct of our business. We expect to incur expenses of approximately $5,000 to effect the reverse share split.

Effect on Registration under the Securities Exchange Act of 1934

Our common shares are currently registered under Section 12(b) of the Securities Exchange Act of 1934, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934. The proposed reverse share split will not affect the registration of the common shares under the Securities Exchange Act of 1934 or our periodic reporting requirements. If the proposed reverse share split is implemented, we currently expect that the common shares will continue to be traded on the NASDAQ stock market, provided that we meet the continued listing requirements (although NASDAQ would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the reverse share split has occurred).

Accounting Effects

Net earnings/loss per share and book value per share will be increased as a result of the reverse share split because there will be fewer shares of common shares outstanding, although the reverse share split will have no effect on our aggregate earnings or book value. Appropriate adjustments will be made to the shareholders equity account on our balance sheet to reflect the decrease in issued and outstanding shares.

Exchange of Certificates

Shareholders holding shares in certificate form will be sent a transmittal letter by the transfer agent after the effectiveness of the reverse share split. The letter of transmittal will contain instructions on how a shareholder should surrender its, his or her certificate(s) to the transfer agent in exchange for certificates representing the appropriate number of whole shares post-reverse share split. No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its old certificates for new certificates registered in the same name.

Upon surrendering all old certificates together with a properly completed and executed letter of transmittal, shareholders will receive a new certificate(s) representing the number of whole common shares or Class B shares which they are entitled as a result of the reverse share split. Until surrendered, we will deem outstanding old certificates held by shareholders to represent the number of whole shares of post-reverse share split common shares or Class B shares to which these shareholders are entitled.

If an old certificate has a restrictive legend on the back of the old certificate, the new certificate will be issued with the same restrictive legend that is on the back of the old certificate. Any shareholder whose old certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

Shareholders who hold un-certificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse share split.

Upon the reverse share split, we intend to treat common shares held by shareholders in “street name,” that is, through a bank, broker or other nominee, in the same manner as shareholders whose common shares are registered in their names. Banks, brokers or other nominees will be asked to effect the reverse share split for their beneficial holders holding the common shares in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse share split. If a shareholder holds shares of common shares with a bank, broker or other nominee and has any questions in this regard, the shareholder is encouraged to contact the shareholder’s bank, broker or other nominee.

Shareholders should not destroy any shares certificate(s) and should not submit any shares certificate(s) until requested to do so.

United States Federal Income Tax Consequences

The following summary of certain United States federal income tax consequences of the reverse share split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax consequences of the reverse share split to a shareholder may vary depending upon the particular facts and circumstances of such shareholder.  In addition, the discussion below does not address all the tax consequences that may apply to a particular shareholder. For example, the discussion does not address United States state and local tax consequences and non-United States tax consequences of the reverse shares split. The summary does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, non-United States entities, individuals who are nonresident aliens of the United States, broker-dealers and tax-exempt entities. Accordingly, each shareholder should consult his, her or its tax advisor to determine the particular tax consequences to him, her or it of the reverse share split, including the application and effect of United States federal, state, local and/or non-United States income tax and other laws. The following summary assumes that shares of common shares are held as “capital assets” within the meaning of the Internal Revenue Code of 1986, as amended.

Generally, the reverse share split should not result in the recognition of gain or loss for federal income tax purposes. The aggregate adjusted basis of the post-reverse share split common shares held by a shareholder will be the same as the aggregate adjusted basis of pre-reverse share split common shares exchanged therefor. The adjusted basis for each post split share will be the aggregate adjusted basis of the pre-reverse share split common shares divided by the number of post-reverse share split common shares held by such shareholder. The holding period of the post-reverse share split common shares will include the shareholder’s holding period for the pre-reverse share split common shares exchanged therefor.

Board of Directors Discretion

Although the Board of Directors requests shareholder approval of the proposed reverse share split, the Board reserves the authority to decide, in its discretion, to abandon or delay the reverse share split after such vote and before the effectiveness of the reverse share split. For example, the Board may decide in its discretion to abandon or delay the reverse share split if we are in compliance with the NASDAQ Global Select Market continued listing requirements at the time of the Annual General Meeting. Further, the Board may decide in its discretion to abandon or delay the revere share split if we are approved for listing on the NASDAQ Capital Select Market and are entitled to an additional 180-day grace period to regain compliance with the continued listing requirements. If the Board fails to effect the reverse share split on or before November 5, 2010, shareholder approval again would be required prior to implementing any subsequent reverse share split.

In determining the ratio of the reverse stock split, the Board will assess numerous factors including but not limited to analysis of our most recent financial results as well as general economic conditions, and will place emphasis on the closing price of our common shares on the days immediately preceding the day on which the reverse share split is implemented. The judgment of the Board as to whether to implement the reverse share split, or the ratio if implemented, shall be conclusive.

No Dissenters Rights

The holders of common shares will have no dissenters’ rights of appraisal under Bermuda law, the Memorandum of Association or the Bye-Laws with respect to the proposed reverse share split.

Approval Required

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum.

Board of Directors’ Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF A REVERSE SHARE SPLIT WITHIN A RANGE OF 1-FOR-5 SHARES TO 1-FOR-10 SHARES AT ANY TIME PRIOR TO NOVEMBER 5, 2010, AND THE AUTHORITY FOR THE BOARD OF DIRECTORS TO EFFECT SUCH SHARE SPLIT IN ITS DISCRETION.

OTHER MATTERS

Shareholder Proposals

To be considered for inclusion in next year’s proxy statement, shareholder proposals should be received at our principal executive offices no later than the close of business on December 1, 2010. Proposals should be addressed to: Louis J. Viglotti, Esq., General Counsel and Secretary, PO Box HM 2062, Hamilton HM HX, Bermuda. The proposal should comply in all respects with the rules and regulations of the Securities and Exchange Commission and our Bye-Laws.

If a shareholder would like to nominate one or more individuals for election as a director at the 2011 Annual General Meeting, written notice of the proposal must be received at our registered office no earlier than November 1, 2010 nor later than December 1, 2010. Any notice for a director nomination shall include the information described above under the section entitled “The Board and Board Committees – Nominating and Corporate Governance Committee.”

Future Electronic Delivery of Documents to Our Shareholders

 We are pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make future shareholder communications more convenient and timely for you, provide benefits for our environment and reduce our costs.

Electronic Access to Shareholder

This initiative provides our shareholders with the ability to access electronically the following important company documents quickly and easily:

•	annual report, including financial statements;

•	quarterly reports, including financial statements;

•	notice of future shareholder meetings; and

•	proxy circular and proxy statement and proxy-related materials.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of our documents for those shareholders who prefer documents in paper format. If this is your preference, you do not need to do anything further to continue to receive our documents.

How to Enroll for Electronic Access of Documents

Please visit our website, www.crmholdingsltd.bm, for an opportunity to enroll for electronic delivery of proxy related documents and other shareholder information as they become available. Enter “News and Events” under the “Shareholder Services” link. Enrollment is easy. Select the documents which you would like to receive electronically and you will be prompted to enter your name and email address. You will receive an email confirming receipt of your online registration. This will authorize us to notify you by e-mail as these mailings become available on the Internet, so you can view them online, eliminating the mailing of paper copies to your home.

Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment or change your email address at any time by accessing our website at www.crmholdingsltd.bm. You will see a link to unsubscribe at the bottom of the “News and Events” page of the “Shareholder Services” link. We hope that you will take advantage of this online service.

APPENDIX A

RESOLVED:

That the name of CRM Holdings, Ltd. be changed from “CRM HOLDINGS, LTD.” to “MAJESTIC CAPITAL, LTD.”

APPENDIX B

AMENDED AND RESTATED BYE-LAWS

of

~~CRM HOLDINGS, LTD.~~MAJESTIC CAPITAL, LTD.

Amended and Restated as of May 5, 2010

I N D E X

94	DIRECTORS’ FEES AND ADDITIONAL REMUNERATION AND EXPENSES	23
95	DIRECTORS’ INTERESTS	~~24~~23
96-100	POWERS AND DUTIES OF THE BOARD	24
101-103	DELEGATION OF THE BOARD’S POWERS	25
104-112	PROCEEDINGS OF THE BOARD	~~26~~25
113	OFFICERS	~~27~~26
114	MINUTES	27
115, 116	SECRETARY AND RESIDENT REPRESENTATIVE	27
117	THE SEAL	~~28~~27
118-124	DIVIDENDS AND OTHER PAYMENTS	28
125	RESERVES	29
126, 127	CAPITALISATION OF PROFITS	29
128-130	RECORD DATES	~~30~~29
131-133	ACCOUNTING RECORDS	30
134	AUDIT	~~31~~30
135-137	SERVICE OF NOTICES AND OTHER DOCUMENTS	~~31~~30
138-141	UNTRACED SHAREHOLDERS	~~31~~32
142	WINDING UP	32
143-150	INDEMNITY & INSURANCE	32
151	AMALGAMATION	34
152	CONTINUATION	34
153	ALTERATION OF BYE-LAWS	34
154	CERTAIN SUBSIDIARIES	34

AMENDED AND RESTATED BYE - LAWS

of

~~CRM HOLDINGS, LTD.~~MAJESTIC CAPITAL, LTD.

Amended and Restated as of May 5, 2010

INTERPRETATION

1.	(1)	In these Bye-Laws unless the context otherwise requires:

“Affiliate” means, with respect to any specified person, a person that directly or indirectly controls, is controlled by or is under common control with such person.  For the purpose of this definition, the term “control” means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Alternate Director” means an Alternate Director appointed in accordance with Bye-Law 91.

“Bermuda” means the Islands of Bermuda.

“Board” means the board of Directors of the Company or the Directors present at a meeting of Directors at which there is a quorum.

“Business Day” means any day except a Saturday, Sunday or other day on which banks in any of Hamilton, Bermuda, or New York, New York are authorised or obligated by law or executive order to close.

“Class B Shares” shall mean the class B shares, par value US$0.01 per share, of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute.

“Common Shares” shall mean the common shares, par value US$0.01 per share, of the Company.

“Companies Acts” means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company.

“Company” means the company incorporated in Bermuda under the name of CRM Holdings, Ltd. on 7 September ~~2005.~~2005, and whose name was subsequently changed to Majestic Capital, Ltd. on May 5, 2010.

“Confidential Information” shall have meaning given to such term in Bye-Law 66(2).

“Control Group” means, with respect to any person, all Shares that confer the right to vote and directly owned by such person and all Shares that confer the right to vote and directly owned by each other Shareholder any of whose Shares  that confer the right to vote and are included in the Controlled Shares of such person.

“Controlled Shares” in reference to any person means all Shares that confer the right to vote and that such person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Code) or, in the case of any U.S. Person, constructively (within the meaning of Section 958(b) of the Code).

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“Designated Companies” shall have the meaning given such term in Bye-Law 154.

“Designated Company Directors” shall have the meaning given such term in Bye-Law 154.

“Director” means such person or persons as shall be appointed to the Board from time to time pursuant to these Bye-Laws.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Request” shall have the meaning given such term in Bye-Law 5(1).

“Exchanging Shareholder” shall have the meaning given such term in Bye-Law 3(2).

“Indemnified Person” means any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators;

“Meeting Date” shall have the meaning given such term in Bye-Law 129.

“Memorandum” means the Memorandum of Association of the Company in its present form or as from time to time amended.

“Officer” means a person appointed by the Board pursuant to these Bye-Laws and shall not include an auditor of the Company.

“Options” means options to purchase Shares, including options to purchase Shares that may be granted to certain directors, officers and employees of the Company.

“Paid up” means paid up or credited as paid up.

“Record Date” shall have the meaning given such term in Bye-Law 129.

“Record Date Holder” shall have the meaning given such term in Bye-Law 129.

“Register” means the Register of Shareholders of the Company.

“Registered Office” means the registered office for the time being of the Company.

“Related Group” means a group of Shareholders that are investment vehicles and are under common control or management.

“Relevant Shares” shall have the meaning given such term in Bye-Law 129.

“Removed Company Directors” share the meaning given such term in Bye-Law 154.

“Resident Representative” means (if any) the individual (or, if permitted in accordance with the Companies Acts, the company) appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy resident representative appointed by the Board to perform any of the duties of the resident representative.

“Resolution” means a resolution of the Shareholders or, where required, of a separate class or separate classes of Shareholders, adopted either in general meeting or by written resolution, in accordance with the provisions of these Bye-Laws.

2

“Seal” means the common seal of the Company and includes any authorised duplicate thereof.

“Secretary” includes a temporary or assistant or deputy Secretary and any person appointed by the Board to perform any of the duties of the Secretary.

“Service” shall have the meaning given such term in Bye-Law 66(2).

“Shareholder” means a shareholder or member of the Company, provided that for the purposes of Bye-Laws 143-149 it shall also include any holder of notes, debentures or bonds issued by the Company.

“Shares” means any shares in the share capital of the Company and includes a fraction of a share.

“Share Purchase Rights” means any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of Shares, whether or not immediately exercisable.

“these Bye-Laws” means these Amended and Restated Bye-Laws in their present form or as from time to time amended.

“Transfer” when used with respect to Shares, includes granting security interests in Shares, pledging Shares, or otherwise transferring or disposing of any interest in Shares.

“Undesignated Shares” means shares which (i) have not been designated, by either the Board or Shareholders, and (2) have not been issued by the Board.

“United States” means the United States of America and dependent territories or any part thereof.

“U.S. Person” means a “United States person” as defined in Section 957(c) of the Code.

“9.9% Shareholder” means a person that owns Shares that confer the right to vote and (within the meaning of Section 958 (a) of the Code) owns or is deemed to own Controlled Shares which confer votes in excess of 9.9% (or such other percentage as determined under Bye-Law 63(3)) of the votes conferred by all of the issued and outstanding Shares that confer the right to vote.

(2)	For the purposes of these Bye-Laws a corporation shall be deemed to be present in person if its representative duly authorised pursuant to the Companies Acts is present;

(3)	Words importing only the singular number include the plural number and vice versa;

(4)	Words importing only the masculine gender include the feminine and neuter genders respectively;

(5)
Words importing persons include any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity;

(6)
A reference to writing shall include typewriting, printing, lithography, photography, telecopy and ~~other modes of representing or reproducing words in a legible and non-transitory form~~electronic record;

(7)
Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

REGISTERED OFFICE

2.	The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

3

SHARE RIGHTS

3.	(1)	Common Shares

The Common Shares shall, subject to the other provisions of these Bye-Laws, entitle the holders thereof to the following rights:

(a)           as regards dividends:

after making all necessary provisions, where relevant, for payment of any preferred dividend in respect of any preference shares in the Company then outstanding, the Company shall apply any profits or reserves which the Board resolves to distribute in paying such profits or reserves to the holder of the Common Shares in respect of their holding of such shares pari passu and pro rata to the number of Common Shares held by each of them;

(b)           as regards capital:

on a return of assets on liquidation, reduction of capital or otherwise, the holders of the Common Shares shall be entitled to be paid the surplus assets of the Company remaining after payment of its liabilities (subject to the rights of holders of any preferred shares in the Company then in issue having preferred rights on the return of capital) in respect of their holdings of Common Shares pari passu and pro rata to the number of Common Shares held by each of them;

(c)           as regards voting in general meetings:

the holders of the Common Shares shall be entitled to receive notice of, and to attend and vote at, general meetings of the Company; subject to the provisions of Bye-Laws 62 and 63, every holder of Common Shares present in person or by proxy shall on a poll have one vote for each Common Share held by him.

(2)           Class B Shares

(a)
All Class B Shares shall have all of the rights of, and shall be treated identically in all respects with the Common Shares (including with respect to dividends and other distributions, whether of cash or other property (including securities), share splits, subdivisions and combinations, reorganizations, reclassifications, amalgamations, mergers, consolidations, liquidations, distributions or the like or the granting of Share Purchase Rights), except that they shall carry no voting rights other than such voting rights as may be required from time to time by the Companies Acts, and these Bye-Laws.

(b)
At any time and from time to time, any holder of Class B Shares (an “Exchanging Shareholder”) may exchange all or any portion of its Class B Shares for Common Shares on a one-for-one basis in accordance with the procedures set forth in Bye-Law 5, unless (i) the Board reasonably determines that such exchange of all or any part of such Class B Shares may cause adverse tax consequences, determined after giving effect to the reduction in voting power pursuant to the provisions of Bye-Law 63, to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares or (ii) in the case of Class B Shares, the Common Shares held by such holder after such an exchange would not have voting power greater than the Common Shares, if any, held by such holder before such an exchange (after giving effect to any reduction in voting power imposed in accordance with Bye-Law 63).  The Board may elect to accept only a portion of the total Class B Shares requested to be exchanged if such exchange is acceptable to the Exchanging Shareholder and if the Board reasonably determines that the exchange of a greater amount may cause adverse tax consequences to the Company, any of its subsidiaries or any U.S. Person as to which the Shares held by such Shareholder constitute Controlled Shares.  In the event that the Board declines to accept all or a portion of the total Class B Shares requested to be exchanged by multiple Shareholders, the Board will use its best efforts to treat similarly situated Shareholders equitably (to the extent possible under the circumstances).

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(3)           Undesignated Shares

The rights attaching to the Undesignated Shares, subject to these Bye-Laws generally and to Bye-Law 3(4) in particular, shall be as follows:

(a)
each Undesignated Share shall have attached to it such preferred, deferred, qualified or other special rights, privileges and conditions and be subject to such restrictions, whether in regard to dividend, return of capital, redemption, conversion into Common Shares or voting or otherwise, as the Board may determine on or before its allotment;

(b)
the Board may allot the Undesignated Shares in more than one series and, if it does so, may name and designate each series in such manner as it deems appropriate to reflect the particular rights and restrictions attached to that series, which may differ in all or any respects from any other series of Undesignated Shares;

(c)
the particular rights and restrictions attached to any Undesignated Shares shall be recorded in a resolution of the Board.  The Board may at any time before the allotment of any Undesignated Share by further resolution in any way amend such rights and restrictions or vary or revoke its designation.  A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws; and

(d)
the Board shall not attach to any Undesignated Share any rights or restrictions which would alter or abrogate any of the special rights attached to any other class of series of shares for the time being in issue without such sanction as is required for any alteration or abrogation of such rights, unless expressly authorised to do so by the rights attaching to or by the terms of issue of such shares.

(4)	Without limiting the foregoing and subject to the Companies Acts, the Company may issue preference shares (including any preference shares created pursuant to Bye-Law 3(3)) which:

(a)	are liable to be redeemed on the happening of a specified event or events or on a given date or dates and/or;

(b)	are liable to be redeemed at the option of the Company and/or, if authorised by the Memorandum, at the option of the holder.

(5)
The terms of any redeemable preference shares (including any redeemable preference shares created pursuant to Bye-Law 3(3) and 3(4)) may provide for the whole or any part of the amount due on redemption to be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

(6)
Subject to the foregoing and to any special rights conferred on the holders of any Share or class of Shares, any Share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

4.	(1)
The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own Shares, of any class, at any price (whether at par or above or below par), and any Shares to be so purchased may be selected in any manner, upon such terms as the Board may in its discretion determine PROVIDED ALWAYS that such purchase is effected in accordance with the provisions of the Companies Acts.  To the extent permitted by the Companies Acts, the whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash.

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(2)
The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own shares, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts. The Company shall be entered in the Register as a Shareholder in respect of the shares held by the Company as treasury shares and shall be a Shareholder of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those shares save as expressly provided for in the Companies Acts.

EXCHANGE OF CLASS B SHARES

5.	(1)
In order to exchange Class B Shares, an Exchanging Shareholder shall deliver to the Company a written request (an “Exchange Request”) and share certificate(s) representing the Class B Shares to be exchanged.  The Board shall determine whether to accept the Exchange Request within ten (10) Business Days of receipt of such request.  If the Board elects to reject the Exchange Request which it may do only if it reasonably determines that the exchange may cause adverse tax consequences as determined in subsection Bye-Law 3(2)(b)(i), or if the circumstances described under subsection Bye-Law 3(2)(b)(ii) are applicable, the Company will return the certificates promptly.  The Board may delegate the decision whether to accept the Exchange Request to a committee of the Board, an Officer or other persons.

(2)
Notwithstanding any other provision hereof, if an exchange of Class B Shares is to be made in connection with any public offering of the Common Shares or in connection with any transfer of Shares approval of which is required pursuant to Bye-Laws 36 through 38, at the election of the Exchanging Shareholder the exchange of Class B Shares may be conditioned upon the consummation of such public offering or transfer (with such exchange to occur simultaneously therewith).

(3)
Within five (5) Business Days after an Exchange Request is accepted by the Board (or simultaneously with a public offering or other transfer if made in connection therewith), the Company shall deliver to the Exchanging Shareholder (or, if applicable, to its transferee):

(a)	a certificate representing the Common Shares into which the number of Class B Shares accepted for exchange have been exchanged; and

(b)	a certificate representing the Class B Shares, if any, that were represented by the certificate delivered to the Company but were not exchanged.

(4)
The issuance of certificates for Common Shares upon any exchange of Class B Shares shall be made without charge to the Exchanging Shareholders for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exchange.  The Common Shares into which such Class B Shares shall have been exchanged shall be validly issued and fully paid.

MODIFICATION OF RIGHTS

6.
Subject to the Companies Acts, all or any of the special rights for the time being attached to any class of Shares for the time being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the holders of not less than seventy-five percent (75%) of the issued Shares of that class or with the sanction of a resolution passed at a separate general meeting of the holders of such Shares voting in person or by proxy.  To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy more than fifty percent (50%) of the aggregate voting power of the Shares of the relevant class, that every holder of Shares of the relevant class shall be entitled on a poll to one vote for every such Share held by him (subject to any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law 63) and that any holder of Shares of the relevant class present in person or by proxy may demand a poll;  PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

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7.
For the purpose of this Bye-Law, unless otherwise expressly provided by the rights attaching to or the terms of issue of such Shares or class of Shares, such rights or terms, as the case may be, shall not be deemed to be altered or abrogated by:

(1)	the creation or issue of further Shares ranking pari passu therewith;

(2)	the creation or issue for full value (as determined by the Board) of further Shares ranking as regards participation in the profits or assets of the Company;

(3)	the purchase or redemption by the Company of any of its own Shares; or

(4)	the creation or issue for full value (as determined by the Board) of further Shares in priority to them.

SHARES

8.
Subject to the provisions of these Bye-Laws, the unissued Shares of the Company (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant Options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine. Subject to the provisions of these Bye-Laws, any shares of the Company held by the Company as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

9.
The Board may in connection with the issue of any Shares exercise all powers of paying commission and brokerage conferred or permitted by law. Subject to the provisions of the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid Shares or partly in one way and partly in the other.

10.
Shares may be issued in fractional denominations and in such event the Company shall deal with such fractions to the same extent as its whole shares, so that a Share in a fractional denomination shall have, in proportion to the fraction of a whole share that it represents, all the rights of a whole Share, including (but without limiting the generality of the foregoing) the right to vote (subject to any adjustments made pursuant to Bye-Law 63), to receive dividends and distributions and to participate in a winding-up.

11.
Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any Share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or in any fractional part of a Share or (except only as otherwise provided in these Bye-Laws, or by law) any other right in respect of any Share except an absolute right to the entirety thereof in the registered holder.

CERTIFICATES

12.
No share certificates shall be issued by the Company unless, in respect of a class of Shares, the Board has either for all or for some holders of such Shares (who may be determined in such manner as the Board thinks fit) determined that the holder of such Shares may be entitled to share certificates.  The preparation, issue and delivery of certificates shall be governed by the Companies Acts.  In the case of a Share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

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13.
If a share certificate is defaced, lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

14.
All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be in such form as the Board may determine and issued under the Seal or signed by a Director, the Secretary or any person authorized by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons, and may determine that a representation of the Seal may be printed on any such certificates. If any person holding an office in the Company who has signed, or whose facsimile signature has been used on any certificate, ceases for any reason to hold his office, such certificate may nevertheless be issued as though that person had not ceased to hold such office.

15.
Nothing in these Bye-Laws shall prevent title to any securities of the Company from being evidenced and/or transferred without a written instrument in accordance with regulations made from time to time in this regard under the Companies Acts, and (i) the Board shall have power to implement any arrangements which it may think fit for such evidencing and/or transfer which accord with those regulations and (ii) any such transfer shall be subject to the applicable provisions of Bye-Law 36.

LIEN

16.
The Company shall have a first and paramount lien on every Share (not being a fully paid Share) for all monies, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such Share in respect of such Share, and the Company shall also have a first and paramount lien on every Share (other than a fully paid Share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not.  The Company’s lien on a Share shall extend to all dividends payable thereon.  The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any Share to be wholly or in part exempt from the provisions of this Bye-Law.

17.
The Company may sell, in such manner as the Board may think fit, any Share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the Share.

18.
The net proceeds of sale by the Company of any Shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the Share prior to the sale) be paid to the person who was the holder of the Share immediately before such sale.  For giving effect to any such sale the Board may authorise some person to transfer the Share sold to the purchaser thereof.  The purchaser shall be registered as the holder of the Share and he shall not be bound to see to the application of the purchase money, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the sale.

19.	(1)
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any Shares registered in any of the Company’s registers as held either jointly or solely by any Shareholder or in respect of any dividends, bonuses or other monies due or payable or accruing due or which may become due or payable to such Shareholder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Shareholder and whether in consequence of:

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(a)	the death of such Shareholder;

(b)	the non-payment of any income tax or other tax by such Shareholder;

(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Shareholder or by or out of his estate; or

(d)	any other act or thing;

in every such case (except to the extent that the rights conferred upon holders of any class of Shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(i)	the Company shall be fully indemnified by such Shareholder or his executor or administrator from all liability;

(ii)
the Company shall have a lien upon all dividends and other monies payable in respect of the Shares registered in any of the Company’s registers as held either jointly or solely by such Shareholder for all monies paid or payable by the Company in respect of such shares or in respect of any dividends or other monies as aforesaid thereon or for or on account or in respect of such Shareholder under or in consequence of any such law together with interest thereon (at a rate not exceeding that permissible under the Interest and Credit Charges (Regulation) Act 1975 of Bermuda) from the date of payment to the date of repayment and may deduct or set off against such dividends or other monies payable as aforesaid any monies paid or payable by the Company as aforesaid together with interest as aforesaid;

(iii)
the Company may recover as a debt due from such Shareholder or his executor or administrator wherever constituted any monies paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other monies as aforesaid then due or payable by the Company; and

(iv)
the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Shareholder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other monies as aforesaid then due or payable by the Company, until such excess is paid to the Company.

(2)
Subject to the rights conferred upon the holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Shareholder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

CALLS ON SHARES

20.
The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt excluding the Company in respect of any nil or partly paid shares held by the Company as treasury shares) in respect of any monies unpaid on their Shares (whether on account of the par value of the Shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his Shares.  A call may be revoked or postponed as the Board may determine.

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21.	A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

22.	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

23.
If a sum called in respect of the Share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.

24.
Any sum which, by the terms of issue of a Share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the Share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

25.	The Board may on the issue of Shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

FORFEITURE OF SHARES

26.
If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

27.
The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the Shares in respect of which such call is made or instalment is payable will be liable to be forfeited.  The Board may accept the surrender of any Share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

28.
If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect.  Such forfeiture shall include all dividends declared in respect of the forfeited Shares and not actually paid before the forfeiture.

29.
When any Share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the Share; but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

30.
A forfeited Share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

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31.
A person whose Shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited Shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which at the date of forfeiture were presently payable by him to the Company in respect of the Shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the Shares forfeited.

32.
An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a Share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.  The Company may receive the consideration (if any) given for the Share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the Share to the person to whom the same is sold, re-allotted or disposed of, and he shall thereupon be registered as the holder of the Share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the Share.

REGISTER OF SHAREHOLDERS

33.
The Register shall be kept at the Registered Office or at such other place in Bermuda as the Board may from time to time direct, in the manner prescribed by the Companies Acts.  Subject to the provisions of the Companies Acts, the Company may keep one or more branch registers in any place, and the Board may make, amend and revoke any resolutions as it may think fit respecting the keeping of such registers.  The Board may authorize any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.

34.
The Register or any branch register may be closed at such times and for such period as the Board may from time to time decide, subject to the Companies Acts. Except during such time as it is closed, the Register and each branch register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 5:00 p.m. (or between such other times as the Board from time to time determines) on every working day.  Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register or any branch register any indication of any trust or any equitable, contingent, future or partial interest in any Share or in any fractional part of a Share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 11.

REGISTER OF DIRECTORS AND OFFICERS

35.
The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts.  The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 5.00 p.m. on every working day.

TRANSFER OF SHARES

36.	(1)
Subject to the Companies Acts and to such of the restrictions contained in these Bye-Laws as may be applicable, including, without limitation, the provisions of this Bye-Law, any Shareholder may transfer all or any of his Shares by an instrument of transfer in the usual common form, or in any other form or by any other method permissible under applicable law, in either case as may be approved by the Board.  No such instrument shall be required on the redemption of a Share or on the purchase by the Company of a Share.

(2)	The instrument of transfer of a Share shall be signed by or on behalf of the transferor and, where any Share is not fully-paid, the transferee.

(3)	The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any Share which is not a fully paid Share.

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(4)
The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Board shall appoint for the purpose, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

(5)	The Board may refuse to recognise an instrument of transfer unless the instrument of transfer is in respect of only one class of Share.

(6)	The Board may decline to register any transfer unless the instrument of transfer is in favour of less than five persons jointly.

(7)
The Board may also decline to register any transfer unless it is satisfied that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Bermuda or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained.

(8)	All instruments of transfer when registered may be retained by the Company.

(9)	The Board may also decline to register any transfer if the result of the transfer will make a Shareholder hold more than 9.9% of the Common Shares of the Company.

(10)
The Company may, in special circumstances, charge a fee for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, stop notice, order of court or other instrument relating to or affecting the title to any Share, or otherwise making an entry in the Register relating to any Share.

(11)	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law and under Bye-Law 37.

37.
If the Board declines to register a transfer it shall, within thirty (30) days after the date on which the notice or instrument of transfer was delivered to the Board, send to the transferee notice of such refusal.

38.
The transferor of a Share shall be deemed to remain the holder of the Share until the name of the transferee is entered in the Register in respect thereof.  Any purported transfer of any Share in contravention of any of the restrictions on transfer contained in these Bye-Laws shall be void and of no effect and shall not be entered in the Register.

TRANSMISSION OF SHARES

39.
In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his Shares; but nothing herein contained shall release the estate of a deceased holder (whether the sole or joint) from any liability in respect of any Share held by him solely or jointly with other persons.  For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.  For greater certainty, where two or more persons are registered as joint holders of a Share or Shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said Share or Shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

40.
Any person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such evidence being produced as may from time to time be required by the Board as to his entitlement, either be registered himself as the holder of the Share or elect to have some person nominated by him registered as the transferee thereof.  If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects.  If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such Share in favour of his nominee.  All the limitations, restrictions and provisions of these Bye-Laws relating to the right to transfer and the registration of transfer of Shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

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41.
A person becoming entitled to a Share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the Share, but he shall not be entitled in respect of the Share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the Share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof.  The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the Share and, if the notice is not complied with within sixty days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the Shares until the requirements of the notice have been complied with.

42.	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 39 through 41.

INCREASE OF CAPITAL

43.
The Company may from time to time increase its capital by such sum to be divided into Shares of such par value as the Company by Resolution shall prescribe and in any manner permitted by the Companies Acts.

44.
The Company may, by the Resolution increasing the capital, direct that the new Shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of Shares of any class or classes in proportion to the number of such Shares held by them respectively or make any other provision as to the issue of the new Shares.

45.	The new Shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise.

ALTERATION OF CAPITAL

46.	The Company may from time to time by Resolution and in any manner permitted by the Companies Acts:

(1)	divide its Shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

(2)	consolidate and divide all or any of its share capital into Shares of larger par value than its existing Shares;

(3)
sub-divide its Shares or any of them into Shares of smaller par value than is fixed by the Memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

(4)	make provision for the issue and allotment of Shares which do not carry any voting rights;

(5)
cancel Shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled; and

(6)	change the currency denomination of its share capital.

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Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the Shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the Shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

47.
Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference Shares into redeemable preference Shares.

REDUCTION OF CAPITAL

48.
Subject to the Companies Acts, the Memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.

49.
In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of Shares, those Shares to be affected.

GENERAL MEETINGS AND WRITTEN RESOLUTIONS

50.	(1)
The Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the requirements of the Companies Acts at such times and places as the Board shall appoint.  The Board, the Chairman or Deputy Chairman of the Company may, whenever it or he thinks fit, and shall, when required by the Companies Acts, convene general meetings other than annual general meetings which shall be called special general meetings.

(2)
Except in the case of the removal of auditors or Directors, anything which may be done by Resolution in general meeting may, without a meeting and without any previous notice being required, be done by Resolution in writing, signed by all of the Shareholders or any class thereof or their proxies, or in the case of a Shareholder that is a corporation (whether or not a company within the meaning of the Companies Acts) by its representative on behalf of such Shareholder, being all of the Shareholders of the Company or any class thereof who at the date of the Resolution in writing would be entitled to attend a meeting and vote on the Resolution.  Such Resolution in writing may be signed in as many counterparts as may be necessary.

(3)
For the purposes of this Bye-Law, the date of the Resolution in writing is the date when the Resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a Resolution is, in relation to a Resolution in writing made in accordance with this Bye-Law, a reference to such date.

(4)
A Resolution in writing made in accordance with this Bye-Law is as valid as if it had been passed by the Company in general meeting or, if applicable, by a meeting of the relevant class of Shareholders of the Company, as the case may be.  A Resolution in writing made in accordance with this Bye-Law shall constitute minutes for the purposes of the Companies Acts and these Bye-Laws.

NOTICE OF GENERAL MEETINGS

51.
An annual general meeting shall be called by not less than ten (10) days’ notice in writing and a special general meeting shall be called by not less than ten (10) days’ notice in writing.  The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given, and shall specify the place, day and time of the meeting, and, the nature of the business to be considered.  Notice of every general meeting shall be given in any manner permitted by these Bye-Laws to all Shareholders other than such as, under the provisions of these Bye-Laws or the terms of issue of the Shares they hold, are not entitled to receive such notice from the Company, and every Director and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

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Notwithstanding that a meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

(a)	in the case of a meeting called as an annual general meeting, by all the Shareholders entitled to attend and vote thereat;

(b)
in the case of any other meeting, by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the Shares giving that right.

52.
A Shareholder present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares of the Company present in person or by proxy shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

53.
The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

54.
The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with these Bye-Laws upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with this Bye-Law.

PROCEEDINGS AT GENERAL MEETINGS

55.
No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman which shall not be treated as part of the business of the meeting.  Save as otherwise provided by these Bye-Laws, at least four Shareholders present in person or by proxy and representing more than fifty percent (50%) of the aggregate voting power of the Company shall be a quorum for all purposes; PROVIDED, HOWEVER, that if the Company or a class of Shareholders shall have only one Shareholder, one Shareholder present in person or by proxy shall constitute the necessary quorum.

56.
If within fifteen (15) minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present in person or by proxy, the meeting, if convened on the requisition of Shareholders, shall be dissolved.  In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine.  The Company shall give not less than ten (10) days’ notice of any meeting adjourned through want of a quorum.

57.
A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

58.	Each Director, and upon giving the notice referred to in Bye-Law 51, and the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

59.
The ~~Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President) shall~~Board may choose one of their number to preside as chairman at every general meeting.  If there is no such ~~Chairman or Deputy Chairman (or President or Vice-President)~~chairman, or if at any meeting the ~~Chairman or Deputy Chairman (or President or Vice-President)~~chairman is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present shall choose one of their number to act or if only one Director is present he shall preside as chairman if willing to act.  If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote on a poll shall elect one of their number to be chairman.

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60.
The chairman of the meeting may, with the consent by Resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.  When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

61.	Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

VOTES OF SHAREHOLDERS

62.
Subject to the provisions of Bye-Laws 63 and 64, and subject to any rights and restrictions for the time being attached to any class or classes of Shares, every Shareholder and every person representing a Shareholder by proxy shall have one vote for each Share carrying the right to vote on the matter in question of which he or the person represented by proxy is shown in the Register as the holder.  All matters in these Bye-Laws that are subject to a vote or approval of Shareholders shall be based upon the voting power of such Shareholders’ Shares as determined pursuant to Bye-Laws 62 through 65.  For the avoidance of doubt, in applying the provisions of these Bye-Laws, a Share may carry a fraction of a vote.

63.	(1)
If, as a result of giving effect to the provisions of Bye-Law 62 or otherwise, the votes conferred by the Controlled Shares of any person would otherwise cause such person to be treated as a 9.9% Shareholder, the votes conferred by the Shares of such person's Control Group are hereby reduced (and shall be automatically reduced in the future) by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such person shall not exceed 9.9% (or such other percentage as determined under Bye-Law 63(4)) of the total voting power of all of the Shares entitled to vote on the matter in question.

(2)
When determining the number of Controlled Shares of each of Mr. Daniel G. Hickey, Sr and Mr. Daniel G.Hickey, Jr., the Company will not take into effect (a) the Shares held by Mr. Daniel G. Hickey, Sr. when ascertaining the number of Controlled Shares held by Mr. Daniel G. Hickey, Jr., and (b) the Shares held by Mr. Daniel G. Hickey, Jr. when ascertaining the number of Controlled Shares held by Mr. Daniel G. Hickey, Sr.

(3)	Subject to this Bye-Law 63(3), the reduction in votes pursuant to Bye-Law 63(1) shall be determined as follows:

(a)
Beginning with the Control Group of the person whose Controlled Shares have the largest number of votes and continuing, as required, with the Control Group of each person whose Controlled Shares successively have a smaller number of votes (after giving effect to prior reductions), the reduction in votes conferred by the Shares of a Control Group shall be effected proportionately among all the Shares of such Control Group in accordance with the relative voting power of such Shares.

(b)
After all required reductions to Shares of Control Groups are effected pursuant to subparagraph (a), the amount of any reduction in the votes of the Shares held by each Shareholder effected by application of subparagraph (a) above shall be (i) reallocated among and conferred on the Shares held directly by such Shareholder, proportionately in accordance with the reduction in voting power of such Shares pursuant to subparagraph (a) above, to the extent that so doing does not cause any person to be treated as a 9.9% Shareholder and (ii) the amount of any remaining reduction in votes shall then be allocated and conferred proportionately among the Shares held directly by all other Shareholders in accordance with the relative voting power of such Shares; provided, however, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.9% Shareholder.

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(4)           Upon written notification by a Shareholder to the Board,

(a)
such Shareholder shall be entitled to direct that the Board (i) treat it (and/or any specified Affiliate to whom Shares owned by such Shareholder could be attributed pursuant to Section 958(a) of the Code) as a U.S. Person, and/or (ii) treat it, together with other related Shareholders so designated by such Shareholder, as one person for purposes of determining such Shareholder's Control Group; or

(b)
the number of votes conferred by the total number of Shares held by such Shareholder shall be reduced to that percentage of the total voting power of the Company, as so designated by such Shareholder (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Shareholder may satisfy any applicable insurance or other regulatory requirement (including tax regulatory) or voting threshold or limitation that may be applicable to such Shareholder.

(5)
If, after giving effect to the provisions of Bye-Laws 63(1) and (2), the votes conferred by the Shares directly held by any Related Group would otherwise represent more than 9.9% of the votes conferred by all of the issued and outstanding Shares, the votes conferred by such Shares are hereby reduced (and shall be automatically reduced in the future) proportionately among all the Shares directly held by such Related Group in accordance with the relative voting power of such Shares, by whatever amount is necessary so that after any such reduction the votes conferred by the Shares directly held by such Related Group shall not exceed 9.9% of the votes conferred by all of the issued and outstanding Shares.  The amount of any reduction in votes pursuant to this Bye-Law 63(5) shall then be allocated and conferred proportionately among the Shares held directly by all Shareholders who are not in such Related Group in accordance with the relative voting power of such Shares; provided, however, that no Shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.9% Shareholder.

(6)
Notwithstanding anything to the contrary in this Bye-Law 63, the votes conferred by the Controlled Shares of any Shareholder shall not exceed such amount as would result in any U.S. Person that owns Shares of  the Company (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.9% (or such lower percentage designated by a Shareholder pursuant to Bye-Law provision 63(4) hereof) of the aggregate voting power of the votes conferred by all the Shares of the Company entitled to vote on a particular matter in question.

(7)
The Board shall implement the foregoing in the manner set forth in this Bye-Law.  In addition to any other provision of this Bye-Law 63, any Shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such Shares should not carry the right to vote or shall have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary of the Company or any Shareholder or its Affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Shareholders to the extent possible under the circumstances and provided further, that the Board shall reallocate the amount of any reduction in vote in the manner described in Bye-Law 63(3)(b).

64.	The determination by the Board, made in good faith, upon the written advice of counsel, as to any adjustments to voting power of any Share made pursuant to Bye-Law 63 shall be final and binding.

65.
Prior to any vote being cast on a resolution proposed at a meeting, the Board of Directors shall notify the Shareholders of the voting power conferred by their Shares at such meeting determined in accordance with Bye-Laws 62 and 63 hereof.

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SHAREHOLDER DISCLOSURE

66.	(1)
Subject to the provisions of this Bye-Law 66, the Company shall have the authority to request from any Shareholder, and such Shareholder shall provide to the Company, such information as the Company may reasonably request for the purpose of (i) determining whether any Shareholder's voting rights are to be adjusted pursuant to Bye-Law 63, (ii) determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code and (iii) determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

(2)
Any information provided by each Shareholder to the Company pursuant to this Bye-Law 66 shall be deemed "confidential information" (the "Confidential Information") and shall be used by the Company solely for the purposes contemplated by this Bye-Law (except as may be required otherwise by applicable law or regulation).  The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except (i) to the Internal Revenue Service (the "Service") if and to the extent the Confidential Information is required by the Service, (ii) to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Laws (iii) to officers and employees of the Company or its Affiliates, subject to Bye-Law 66(3), or (iv) as otherwise required by law or regulation.

(3)
The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the persons referred to in Bye-law 66(2)(ii) and (iii) above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-Law 63, to determine whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code or to determine whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.  Prior to granting access to the Confidential Information to such persons, the Company shall inform them of its confidential nature and of the provisions of this Bye-Law and shall require them to abide by all the provisions hereof.  The Company shall not disclose the Confidential Information to any Director (other than a Director that is also either the Chief Executive Officer, Chairman, Deputy Chairman, President or Vice-President, except as required by law or regulation, upon request to the Company).  For the avoidance of doubt, the Company shall be permitted to disclose to the Shareholders and others the relative voting percentages of the Shareholders after application of Bye-Law 63.  At the written request of a Shareholder, the Confidential Information of such Shareholder shall be destroyed or returned to such Shareholder after the later to occur of (i) such Shareholder no longer being a Shareholder or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax related analysis.

(4)
The Company shall (i) notify a Shareholder immediately of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Shareholder and, prior to such disclosure, shall permit such Shareholder a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-Law, and (ii) if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Shareholder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Shareholder and at its expense, shall use best efforts to ensure that confidential treatment will be accorded to all such disclosed information.

(5)
If a Shareholder fails to respond to a request for information from the Company pursuant to this Bye-Law or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion (after considering the circumstances described in any response to the request by the Shareholder and providing such Shareholder with a cure period of such length, if any, as the Company in its reasonable discretion shall determine to be reasonable under the circumstances) determine that such Shareholder's Shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

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(6)
The Board may rely exclusively on the analysis, deliberation, reports and other communications of those persons specified in (i)-(iii) of Bye-Law 66(2) above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to determining whether the Company would realize any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code, implementing Bye-Law 63, or determining whether the Company or any of its subsidiaries would be entitled to the benefits of a tax treaty.

VOTING PROCEDURES

67.
Save where a greater majority is required by the Companies Acts or these Bye-Laws, any question proposed for consideration at any general meeting shall be decided on by a simple majority of votes cast.

68.
Subject to any rights or restrictions for the time being lawfully attached to any class of Shares and subject to the provisions of these Bye-Laws including any adjustments made to the voting power of the Shares of any Shareholder pursuant to Bye-Law 63, at any general meeting, a Resolution put to the vote of the meeting shall be decided on a ~~show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded by:~~poll.

~~(1)~~	~~the chairman of the meeting; or~~

~~(2)~~	~~at least three (3) Shareholders holding Shares conferring the right to vote at such meeting present in person or represented by proxy; or~~

~~(3)~~
~~any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth (1/10) of the total voting rights of all the Shareholders having the right to vote at such meeting; or~~

~~(4)~~
~~a Shareholder or Shareholders present in person or represented by proxy holding Shares conferring the right to vote at such meeting, being Shares on which an aggregate sum has been paid up equal to not less than one tenth (1/10) of the total sum paid up on all such Shares conferring such right.~~

~~The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of the result.  Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a Resolution has, on a show of hands, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such Resolution.~~

69.	~~If a poll is duly demanded, the~~The result of the poll shall be deemed to be the Resolution of the meeting at which the poll is demanded.

70.
A ~~poll demanded~~Resolution on the election of a chairman, or on a question of adjournment, shall be taken forthwith.  ~~A poll demanded on any other question shall be taken in such manner and either forthwith or at such time later (being not later than three months after the date of the demand) and place as the chairman shall direct and he may appoint scrutineers (who need not be Shareholders).  It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.~~

71.
The ~~demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.~~Board may, before any meeting of the Shareholders, determine the manner in which the poll is to be taken and the manner in which the votes are to be counted, which may include provision for votes to be cast by electronic means by persons present in person or by proxy at the meeting, for the appointment of scrutineers and for fixing a time and place for declaring the results of the poll. To the extent not so determined by the Board, such matters shall be determined by the chairman of the meeting. A person appointed to act as a scrutineer need not be a Shareholder.

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72.	On a poll, votes may be cast either personally or by proxy.

73.	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

74.
In the case of an equality of votes at a general meeting~~, whether on a show of hands or on a poll,~~ the chairman of such meeting shall not be entitled to a second or casting vote and the Resolution shall fail.

75.
In the case of joint holders of a Share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

76.
A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any Court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such Court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

77.
No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of Shares in the Company have been paid.

78.	If:

(1)	any objection shall be raised to the qualification of any voter; or,

(2)	any votes have been counted which ought not to have been counted or which might have been rejected; or,

(3)	any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any Resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs.  Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any Resolution if the chairman decides that the same may have affected the decision of the meeting.  The decision of the chairman on such matters shall be final and conclusive.

PROXIES AND CORPORATE REPRESENTATIVES

79.
A Shareholder may appoint one or more persons as his proxy, with or without the power of substitution, to represent him and vote on his behalf in respect of all or some of his shares conferring the right to vote at any general meeting (including an adjourned meeting). A proxy need not be a Shareholder.

80.
The instrument appointing a proxy or corporate representative shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

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81.
Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation.  Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or Resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose.  Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

82.
Subject to Bye-Law 81, the instrument appointing a proxy or corporate representative, as the case may be, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written Resolution, in any document sent therewith) by such date and time specified in the notice prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written Resolution, prior to the effective date of the written Resolution and in default the instrument of proxy or authorisation, as the case may be, shall not be treated as valid.

83.
Instruments of proxy or authorisation, as the case may be, shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any written Resolution forms of instruments of proxy or authorisation, as the case may be, for use at that meeting or in connection with that written Resolution.  The instrument of proxy or authorisation, as the case may be, shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written Resolution or amendment of a Resolution put to the meeting for which it is given as the proxy thinks fit.  The instrument of proxy or authorisation, as the case may be, shall unless the contrary is stated therein be valid as well for any adjournment of the meeting as for the meeting to which it relates.

84.
A vote given in accordance with the terms of an instrument of proxy or authorisation, as the case may be, shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or authorisation, as the case may be, or of the authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation, as the case may be, in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written Resolution at which the instrument of proxy or authorisation, as the case may be, is used.

85.
Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations, as the case may be, and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign written Resolutions.

APPOINTMENT AND REMOVAL OF DIRECTORS

86.	(1)
The number of Directors constituting the Board shall be not less than two (2) nor more than twenty (20), the exact number to be determined from time to time by the ~~Company by Resolution~~Board; PROVIDED, HOWEVER, that if no such ~~Resolution~~resolution shall be in effect the number of Directors shall be nine (9).

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(2)
The Board shall be divided into three classes, with the term of the office of one class expiring each year. Each class shall consist, as nearly as possible, of one-third of the total number of Directors constituting the entire Board. There is no distinction in the voting or other powers and authorities of Directors of different classes; the classifications are solely for the purposes of the retirement by rotation provisions set out in this Bye-Law 86.  All Directors will be designated as either Class I, Class II or Class III Directors.  The Board shall from time to time by resolution determine the respective numbers of Class I Directors, Class II Directors and Class III Directors.

(3)
Each Class I Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2006 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third annual general meeting after the Class I Directors together were last appointed or re-appointed.

(4)
Each Class II Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2007 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third annual general meeting after the Class II Directors together were last appointed or re-appointed.

(5)
Each Class III Director shall (unless his office is vacated in accordance with these Bye-Laws) serve until the conclusion of the annual general meeting of the Company held in the calendar year 2008 and subsequently shall (unless his office is vacated in accordance with these Bye-Laws) serve for three-year terms, each concluding at the third annual general meeting after the Class III Directors together were last appointed or re-appointed.

(6)
If the number of Directors is altered ~~by Resolution~~ pursuant to this Bye-Law, ~~such Resolution~~the Board shall apportion any increase or decrease among the classes so as to maintain the number of Directors in each class as equal as possible, but in no case shall a decrease in the number of Directors shorten the term of any incumbent Director.  All Directors, upon election or appointment (except upon election at an annual general meeting), must provide written acceptance of their appointment, in such form as the Board may think fit, by notice in writing to the Registered Office within thirty days of their appointment.

(7)
Upon resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces.

87.
The Company may by Resolution increase the maximum number of Directors.  Any vacancies in the Board not filled by the Shareholders at a general meeting of the Shareholders shall be deemed casual vacancies for the purposes of these Bye-Laws.  Without prejudice to the power of the Company by Resolution in pursuance of any of the provisions of these Bye-Laws to elect any person to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any individual to be a Director so as to fill a casual vacancy.  A Director so appointed shall fill the vacancy arising and shall, for the purposes of these Bye-Laws, constitute a member of the class of Directors represented by the person that he replaces and shall hold office for the balance of the term of such vacant Board position or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

88.
The Company may in a special general meeting called for that purpose remove a Director provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he shall be entitled to be heard at that meeting.  Notice of every general meeting shall be given in any manner permitted by Bye-Law 135.  Any vacancy created by the removal of a Director at a special general meeting may be filled at the Meeting by the election of another Director in his place or, in the absence of any such election, by the Board.  A Director so elected or appointed shall hold office for the balance of the term of such vacant Board position or until such Director’s successor is elected or appointed or such Director’s office is otherwise vacated.

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89.
If a Shareholder desires to nominate one or more individuals for election as Directors at any general meeting duly called for the election of Directors, written notice of such Shareholder’s intent to make such a nomination must be received by the Company at the Registered Office (or at such other place or places as the Board may otherwise specify from time to time for this purpose) not less than 120 days nor more than 150 days before the first anniversary of the date of the notice convening the Company’s annual general meeting of shareholders for the prior year.  Such notice shall set forth (i) the name and address, as it appears in the Register, of the Shareholder who intends to make such nomination; (ii) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; (iii) the class and number of Shares which are held by the Shareholder; (iv) the name and address of each individual to be nominated; (v) a description of all arrangements or understandings between the Shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the Shareholder; (vi) a description of all material personal and business relationships between the Shareholder and any such nominee during the preceding ten (10) years; (vii) such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act, whether or not the Company is then subject to such Regulation; (viii) the consent of any such nominee to serve as a Director, if so elected; and (ix) the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice.  The Company will send copies of such notice to all Shareholders with the notice of the annual general meeting at which Directors will be elected.  The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this Bye-Law, and any such nomination not properly brought before the meeting shall not be considered.

RESIGNATION OF DISQUALIFICATION OF DIRECTORS

90.	The office of a Director shall be vacated upon the happening of any of the following events:

(1)	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

(2)	if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

(3)	if he becomes bankrupt under the laws of any country or compounds with his creditors;

(4)	if he is prohibited by law from being a Director;

(5)	if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws; and

(6)
if (a) he has been absent for more than six consecutive months without permission of the Board, from meetings of the Board held during that period, (b) his Alternate Director (if any) did not during such period attend in his stead and (c) the Board resolves that his office be vacated.

ALTERNATE DIRECTORS

91.
A Director may appoint and remove his own Alternate Director.  Any appointment or removal of an Alternate Director by a Director shall be effected by delivery of a written notice of appointment or removal to the Secretary at the Registered Office, signed by such Director, and such notice shall be effective immediately upon receipt or any later date specified in that notice.  Any Alternate Director may be removed by resolution of the Board.  Subject as aforesaid, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director.  An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.

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92.
An Alternate Director shall be entitled to receive notices of all meetings of Directors, to attend, be counted in the quorum and vote at any such meeting at which any Director to whom he is alternate is not personally present, and generally to perform all the functions of any Director to whom he is alternate in his absence.

93.
Every person acting as an Alternate Director shall (except as regards powers to appoint an alternate and remuneration) be subject in all respects to the provisions of these Bye-Laws relating to Directors and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for any Director for whom he is alternate.  An Alternate Director may be paid expenses and shall be entitled to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director.  Every person acting as an Alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director).  The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.

DIRECTORS’ FEES AND ADDITIONAL REMUNERATION AND EXPENSES

94.
The amount, if any, of Directors’ fees shall from time to time be determined by the Company by Resolution or in the absence of such determination, by the Board unless otherwise determined to the contrary, such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director.  Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

DIRECTORS’ INTERESTS

95.	(1)
A Director may hold any other office or place of profit with the Company (except that of auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

(2)
A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

(3)
Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested.  The Board may also cause the voting power conferred by the shares in any other company (except to the extent provided in Bye-Law 154 with respect to a Designated Company) held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

(4)
So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

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(5)
Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

POWERS AND DUTIES OF THE BOARD

96.
Subject to the provisions of the Companies Acts and these Bye-Laws, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company.  No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given.  The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

97.	The Board may exercise all the powers of the Company ~~to:~~except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Shareholders.

~~(1)~~	~~sell, transfer, assign or dispose of all or any part of the undertaking, property and assets (present and future) of the Company;~~

~~(2)~~	~~borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures; and~~

~~(3)~~	~~other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any other persons.~~

98.
All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

99.
The Board on behalf of the Company may provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or with any body corporate which is or has been a subsidiary or Affiliate of the Company or a predecessor in the business of the Company or of any such subsidiary or Affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

100.
The Board may from time to time appoint one or more of its body to be a managing director, joint managing director or an assistant managing director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments.  Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director.

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DELEGATION OF THE BOARD’S POWERS

101.
The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.  Such attorney may, if so authorised ~~under~~by the ~~Seal~~power of attorney, execute any deed ~~or instrument under the personal seal of such attorney, with the same effect as the affixation of the Seal~~, instrument or other document on behalf of the Company.

102.
The Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 103, other person any of the powers, authorities and discretions exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions, and may from time to time revoke or vary all or any of such powers, authorities and discretions but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

103.
When required under the requirements from time to time of any stock exchange on which the Shares of the Company are listed, the Board shall appoint an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in accordance with the requirements of such stock exchange. The Board may also delegate any of its powers, authorities and discretions to any other committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit.  Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board.  If no regulations are imposed by the Board the proceedings of a committee with two (2) or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

PROCEEDINGS OF THE BOARD

104.
The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit, unless otherwise required by these Bye-Laws. Questions arising at any meeting shall be determined by a majority of votes.  In the case of an equality of votes the motion shall be deemed to have been lost.  A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

105.
Notice of a meeting of the Board may be given to a Director in any manner permitted by these Bye-Laws.  A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

106.	(1)
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be a majority of Directors in office from time to time and in no event shall be less than two (2) Directors.  Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

(2)
A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract, transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

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(3)
The Resident Representative shall, upon delivering written notice of an address for the purposes of receipt of notice, to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

107.
So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

108.
The ~~Chairman (or President) or, in his absence, the Deputy Chairman (or Vice-President), shall~~Board may choose one of their number to preside as chairman at every meeting of the Board.  If there is no such chairman, or if at any meeting the ~~Chairman or Deputy Chairman (or the President or Vice-President)~~chairman is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present may choose one of their number to be chairman of the meeting.

109.
The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

110.
A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board (or by an Alternate Director, as provided for in these Bye-Laws) or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted.  Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

111.
A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including without limiting the generality of the foregoing by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting.

112.
All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

113.	(1)
The Officers of the Company ~~must include either a President and a Vice-President or a Chairman and a Deputy Chairman who must~~, who may or may not be Directors ~~and shall be elected by the Board as soon as possible after the statutory meeting and shall serve for such term as the Board may determine, or in the absence of such determination, until the termination of the next Annual General Meeting following their appointment.  In addition, the Board may appoint any person whether or not he is a Director to hold such office as the Board may from time to time determine.~~ , may be appointed by the Board at any time. Any person ~~elected or~~ appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such ~~election or~~ appointment.  Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination.  Save as provided in the Companies Acts or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

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(2)	The provisions of these Bye-Laws as to resignation and disqualification of Directors shall mutatis mutandis apply to the resignation and disqualification of Officers.

MINUTES

114.	The Board shall cause minutes to be made and books kept for the purpose of recording:

(1)	all appointments of Officers made by the Board;

(2)	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

(3)	of all proceedings at meetings of the Company, of the holders of any class of Shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.

Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 132 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

115.
The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative, shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board.  The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

116.
A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary.

THE SEAL

117.	(1)
The ~~Seal~~Board may authorise the production of a common seal of the Company and one or more duplicate common seals of the Company, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.  ~~Should the Seal not have been received at the Registered Office in such form at the date of adoption of this Bye-Law then, pending such receipt, any document requiring to be sealed with the Seal shall be sealed by affixing a red wafer seal to the document with the name of the Company, and the country and year of registration in Bermuda type written across the centre thereof.~~

~~(2)~~	~~The Board may authorise the production of one or more duplicate Seals.~~

(2)	Any document required to be under seal or executed as a deed on behalf of the Company may be:

(a)	executed under Seal in accordance with these Bye-Laws; or

(b)	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

(3)
The Board shall provide for the custody of every Seal.  A Seal shall only be used by authority of the Board or of a committee constituted by the Board.  Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of;

(a)           ~~two (2) Directors~~a Director; or

(b)           the Secretary ~~and one Director~~; or

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(c)           any one person authorised by the Board for that purpose~~;provided that the Secretary or a Director may affix a Seal over his signature alone to authenticate copies of these Bye-Laws, the minutes of any meeting or any other documents requiring authentication~~.

DIVIDENDS AND OTHER PAYMENTS

118.
The Board may from time to time declare dividends, or distributions out of contributed surplus, to be paid to the Shareholders according to their rights and interests including such interim dividends as appear to the Board to be justified by the position of the Company.  The Board, in its discretion, may determine that any dividend shall be paid in cash or shall be satisfied, subject to Bye-Law 126, in paying up in full Shares in the Company to be issued to the Shareholders credited as fully paid or partly paid or partly in one way and partly the other.  The Board may also pay any fixed cash dividend which is payable on any Shares of the Company half yearly or on such other dates, whenever the position of the Company, in the opinion of the Board, justifies such payment.

119.	Except insofar as the rights attaching to, or the terms of issue of, any Share otherwise provide:

(1)
all dividends, or distributions out of contributed surplus, may be declared and paid according to the amounts paid up on the Shares in respect of which the dividend or distribution is paid, and an amount paid up on a Share in advance of calls may be treated for the purpose of this Bye-Law as paid-up on the Share;

(2)
dividends, or distributions out of contributed surplus, may be apportioned and paid pro rata according to the amounts paid-up on the Shares during any portion or portions of the period in respect of which the dividend or distribution is paid.

120.
The Board may deduct from any dividend, distribution or other monies payable to a Shareholder by the Company on or in respect of any Shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise in respect of Shares of the Company.

121.	No dividend, distribution or other monies payable by the Company on or in respect of any Share shall bear interest against the Company.

122.
Any dividend, distribution or interest, or part thereof payable in cash,  or any other sum payable in cash to the holder of Shares may be paid by cheque or warrant sent through the post or by courier addressed to the holder at his address in the Register or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the Shares at his registered address as appearing in the Register or addressed to such person at such address as the holder or joint holders may in writing direct.  Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first in the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company. Any one of two or more joint holders may give effectual receipts for any dividends, distributions or other monies payable or property distributable in respect of the Shares held by such joint holders.

123.
Any dividend or distribution out of contributed surplus unclaimed for a period of six (6) years from the date of declaration of such dividend or distribution shall be forfeited and shall revert to the Company and the payment by the Board of any unclaimed dividend, distribution, interest or other sum payable on or in respect of the Share into a separate account shall not constitute the Company a trustee in respect thereof.

124.
The Board may also, in addition to its other powers, direct payment or satisfaction of any dividend, or distribution out of contributed surplus, wholly or in part by the distribution of specific assets, and in particular of paid-up shares or debentures of any other company, and where any difficulty arises in regard to such distribution or dividend the Board may settle it as it thinks expedient, and in particular, may authorise any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets and may determine that cash payments shall be made to any Shareholders upon the footing of the values so fixed in order to secure equality of distribution and may vest any such specific assets in trustees as may seem expedient to the Board PROVIDED that such dividend or distribution may not be satisfied by the distribution of any partly paid shares or debentures of any company without the sanction of a Resolution.

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RESERVES

125.
The Board may, before declaring any dividend, or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit.  The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute.

CAPITALISATION OF PROFITS

126.
The Board may, from time to time resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any Shares in the Company held by such Shareholders respectively or in payment up in full of unissued Shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, PROVIDED that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued Shares to be issued to such Shareholders credited as fully paid. ~~and PROVIDED, FURTHER, that any sum standing to the credit of a share premium account may only be applied in crediting as fully paid Shares of the same class as that from which the relevant share premium was derived.~~

127.
Where any difficulty arises in regard to any distribution under the last preceding Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board.  The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders.

RECORD DATES

128.
Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of general meetings and to vote at any general meeting.  Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is despatched.

129.
In relation to any general meeting of the Company or of any class of Shareholder or to any adjourned meeting or any poll taken at a meeting or adjourned meeting of which notice is given, the Board may specify in the notice of meeting or adjourned meeting or in any document sent to Shareholders by or on behalf of the Board in relation to the meeting, a time and date (a “Record Date”) prior to the date fixed for the meeting (the “Meeting Date”) and, notwithstanding any provision in these Bye-Laws to the contrary, in such case:

(1)
each person entered in the Register at the Record Date as a Shareholder, or a Shareholder of the relevant class (a “Record Date Holder”) shall be entitled to attend and to vote at the relevant meeting and to exercise all of the rights or privileges of a Shareholder, or a Shareholder of the relevant class (in each case subject to Bye-Law 63), in relation to that meeting in respect of the Shares, or the Shares of the relevant class, registered in his name at the Record Date;

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(2)
as regards any Shares, or Shares of the relevant class, which are registered in the name of a Record Date Holder at the record date but are not so registered at the meeting date (“Relevant Shares”), each holder of any Relevant Shares at the meeting date shall be deemed to have irrevocably appointed that Record Date Holder as his proxy for the purpose of attending and voting in respect of those relevant Shares at the relevant meeting (with power to appoint, or to authorise the appointment of, some other person as proxy), in such manner as the Record Date Holder in his absolute discretion may determine; and

(3)
accordingly, except through his proxy pursuant to paragraph (2) of this Bye-Law, a holder of Relevant Shares at the meeting date shall not be entitled to attend or to vote at the relevant meeting, or to exercise any of the rights or privileges of a Shareholder, or a Shareholder of the relevant class, in respect of the Relevant Shares at that meeting.

130.
The entry of the name of a person in the Register as a Record Date Holder shall be sufficient evidence of his appointment as proxy in respect of any Relevant Share for the purposes of this paragraph, but all the provisions of these Bye-Laws relating to the execution and deposit of an instrument appointing a proxy or any ancillary matter (including the Board’s powers and discretions relevant to such matter) shall apply to any instrument appointing any person other than the Record Date Holder as proxy in respect of any Relevant Share.

ACCOUNTING RECORDS

131.
The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company’s affairs and to show and explain its transactions, in accordance with the Companies Acts.

132.
The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors: PROVIDED that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three (3) month period.  No Shareholder (other than an Officer) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board, or by Resolution.

133.
A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the auditors’ report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts.

AUDIT

134.
Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

SERVICE OF NOTICES AND OTHER DOCUMENTS

135.	Service Of Notices And Other Documents

~~135.~~ (1) Any notice or other document (including ~~a Share~~but not limited to a share certificate ~~and~~, any notice of a general meeting of the Company~~) may be~~, any instrument of proxy and any document to be sent in accordance with Bye-Law 135) may be sent to, served on or delivered to any Shareholder by the Company ~~either~~ :

(a)	personally ~~or~~ ;

(b)	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register ~~or~~ ;

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(c)	by sending it by courier to or leaving it at ~~such registered~~the Shareholder’s address appearing in the Register;

(d)
by, ~~or~~ where applicable, by sending it by email~~,~~ or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the ~~purpose of the receipt of notices or documents.~~  purposes of communication in such manner; or

(e)
by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs (a), (b), (c) or (d) of this Bye-Law, in accordance with the Companies Acts.

In the case of joint holders of a ~~Share~~share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

(2)	Any notice or other document~~, if sent by personal delivery,~~ shall be deemed to have been served ~~or delivered~~ on or delivered to any Shareholder by the Company:

(a)	if sent by personal delivery, at the time of delivery~~, or~~ ;

(b)	if sent by post, ~~shall be deemed to have been served or delivered~~ forty-eight (48) hours after it was put in the post~~, or~~ ;

(c)	if sent by courier or facsimile, twenty-four (24) hours after sending~~, or~~ ;

(d)	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending ; or

(e)	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile ~~or~~, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-Laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

136.
Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

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137.
Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on the Shareholders shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director, Alternate Director or Resident Representative pursuant to these Bye-Laws.

UNTRACED SHAREHOLDERS

138.
The Company shall be entitled to sell, at the best price reasonably obtainable, the Shares of a Shareholder or the Shares to which a person is entitled by virtue of transmission on death, bankruptcy, or otherwise by operation of law if and provided that:

(1)	during a period of six (6) years, no dividend in respect of those Shares has been claimed and at least three (3) cash dividends have become payable on the Share in question;

(2)
on or after expiry of that period of six (6) years, the Company has inserted an advertisement in a newspaper circulating in the area of the last registered address at which service of notices upon the Shareholder or person entitled by transmission may be effected in accordance with these Bye-Laws and in a national newspaper published in the relevant country, giving notice of its intention to sell such Shares;

(3)
during that period of six (6) years and the period of three (3) months following the publication of such advertisement, the Company has not received any communication from such Shareholder or person entitled by transmission; and

(4)
if so required by the rules of any securities exchange upon which the shares in question are listed for the time being, notice has been given to that exchange of the Company’s intention to make such sale.

139.
If during any six (6) year period referred to Bye-Law 138(1) above, further Shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this Bye-Law (other than the requirement that they be in issue for six (6) years) have been satisfied in regard to the further Shares, the Company may also sell the further Shares.

140.
To give effect to any such sale, the Board may authorise some person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser and an instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the Shares.  The transferee shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

141.
The net proceeds of sale shall belong to the Company which shall be obliged to account to the former Shareholder or other person previously entitled as aforesaid for an amount equal to such proceeds and shall enter the name of such former Shareholder or other person in the books of the Company as a creditor for such amount.  No trust shall be created in respect of the debt, no interest shall be payable in respect of the same and the Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Board from time to time thinks fit.

WINDING UP

142.
If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders.  The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

33

INDEMNITY & INSURANCE

143.
Subject to the proviso below, an Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all actions, costs, charges, liabilities, loss, damage or expense to the full extent permitted by law (including but not limited to liabilities under contract, tort, fiduciary duties and statute or any applicable foreign law or regulation and all reasonable legal and other costs and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

144.
No Indemnified Person shall be liable to the Company for the acts, neglects, defaults or omission of any other Indemnified Person PROVIDED ALWAYS that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

145.
Every Indemnified Person shall be indemnified out of the assets of the Company against all liabilities incurred by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties, in defending any proceedings, whether civil or criminal, in which judgment is given in his favour, or in which he is acquitted, or in connection with any application under the Companies Acts in which relief from liability is granted to him by the court.

146.
To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relative indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

147.
Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company PROVIDED HOWEVER that such waiver shall not apply to any claim or right of action which would render the waiver void pursuant to the Companies Acts and shall not apply to any claims or rights of action arising out of the fraud or dishonesty of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

148.
Subject to the Companies Acts, expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to these Bye-Laws shall be paid by the Company in advance of the final disposition of such action or proceeding (including any cost or expense incurred in obtaining such advance or indemnification) upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that the Indemnified Person is not entitled to be indemnified pursuant to these Bye-Laws;  PROVIDED THAT no monies shall be paid hereunder unless payment of the same shall be authorised in the specific case upon a determination that indemnification of the Director or Officer would be proper in the circumstances because he has met the standard of conduct which would entitle him to the indemnification thereby provided and such determination shall be made:

(1)	by the Board, by a majority vote at a meeting duly constituted by a quorum of Directors not party to the proceedings or matter with regard to which the indemnification is, or would be, claimed; or

(2)	in the case such a meeting cannot be constituted by lack of a disinterested quorum, by independent legal counsel in a written opinion; or

(3)	by a majority vote of the Shareholders (after giving effect to any adjustments to the voting power imposed pursuant to Bye-Law 63).

34

Each Shareholder of the Company, by virtue of its acquisition and continued holding of a Share, shall be deemed to have acknowledged and agreed that the advances of funds may be made by the Company as aforesaid, and when made by the Company under this Bye-Law are made to meet expenditures incurred for the purpose of enabling such Indemnified Person to properly perform his or her duties to the Company.

149.
The purpose of Bye-laws 143-148 as a whole is to provide the broadest indemnity allowable at law, and to the extent any indemnification hereunder is prohibited, unenforceable or not authorized under applicable law, it is the intent of these Bye-Laws that such indemnification be interpreted as broadly as possible without invalidating the remaining provisions hereof.  Specifically, to the extent prohibited by Bermuda law, these Bye-laws shall not result in indemnification of any person, including an Indemnified Person, to the extent he engaged in fraud or dishonesty.

150.
Without prejudice to the provisions of Bye-Laws 143-150 the Board shall have the power to purchase and maintain insurance for or for the benefit of any Indemnified Person or any persons who are or were at any time Directors, Officers, employees of the Company, or of any other company which is its holding company or in which the Company or such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or any such other company, or who are or were at any time trustees of any pension fund in which employees of the Company or any such other company or subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.

AMALGAMATION

151.
Any Resolution proposed for consideration at any general meeting to approve the amalgamation of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 55 and a poll may be demanded in respect of such Resolution in accordance with the provisions of Bye-Law 68.

CONTINUATION

152.
Subject to the Companies Acts, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda.  The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

ALTERATION OF BYE-LAWS

153.	(1)
These Bye-Laws may be revoked or amended by the Board, which may from time to time revoke or amend them in any way by a resolution of the Board passed by a majority of the Directors then in office and eligible to vote on that resolution, but no such revocation or amendment shall be operative unless and until it is approved at a subsequent general meeting of the Company by the Shareholders (a) by Resolution passed by a majority of votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law 63) whenever it is proposed by the Board to repeal, alter or amend any of the Bye-Laws except Bye-Laws 143 150 or (b) by Resolution of eighty five percent (85%) of the total votes cast (after giving effect to any adjustments to voting power imposed pursuant to Bye-Law 63) whenever it is proposed by the Board to repeal, alter or amend Bye-Laws 143-150 or adopt any provision inconsistent therewith.

(2)
Any repeal, alteration or amendment of Bye-Laws 143-150 or adoption of any provision inconsistent therewith shall not adversely affect any rights to indemnification and to the advancement of expenses thereunder existing at the time of such repeal, alteration, amendment or adoption with respect to any acts or omissions occurring immediately prior to such repeal, alteration, amendment or adoption.

35

CERTAIN SUBSIDIARIES

154.	(1)
With respect to any subsidiary of the Company that is not a U.S. corporation or that is not treated as a pass-through or disregarded entity for U.S. federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary that is organized under the laws of a jurisdiction outside of the United States that is treated as a corporation for U.S. federal income tax purposes) (together, the "Designated Companies"), subject to any applicable mandatory law of the relevant jurisdiction (i) the board of directors of each such Designated Company shall consist of the persons, a majority of whom are Directors of the Company, who have been elected as director designees  with respect to such Designated Company by the Shareholders of the Company ("Designated Company Directors") in a general meeting of the Shareholders by Resolution, which Resolution directs the Company to vote its shares in such Designated Company to ensure that the board of directors of such Designated Company consists of the Designated Company Directors designated with respect to such Designated Company, and (ii) the Shareholders of the Company in a general meeting may designate the persons to be removed as directors of any Designated Company (the "Removed Company Directors") by resolution, which Resolution directs the Company to vote its shares in the Designated Company to effect the removal of the Removed Company Directors from the board of directors of the applicable Designated Company, subject to the requirement that a majority of the directors of each Designated Company are Directors of the Company.

(2)
Notwithstanding the general authority of the Board set out in Bye-Law 95(3), the Company shall vote all shares owned by the Company in each Designated Company (i) to elect the Designated Company Directors with respect to each Designated Company as the directors of such Designated Company and to remove the Removed Company Directors with respect to each Designated Company as directors of such Designated Company and (ii) to ensure that the constitutional documents of such Designated Company require such Designated Company Directors to be elected and such Removed Company Directors to be removed as provided in this Bye-Law. The Board and the Company shall ensure that the constitutional documents of each such Designated Company shall effectuate or implement this Bye-Law and, subject to any applicable mandatory law of the relevant jurisdiction, contain a provision substantially similar to this Bye-Law 154 governing the election, appointment and removal of its direct subsidiaries' directors.  The Company shall also enter into agreements with each such Designated Company to effectuate or implement this Bye-Law and take such other actions as are necessary to effectuate or implement this Bye-Law.

******

***

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CRM HOLDINGS, LTD

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2010.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/tickersymbol**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSALS NO. 1 AND 2 AND "FOR" PROPOSALS 3, 4, 5 AND 6.

1. To elect directors of CRM Holdings, Ltd.

Nominee	For	Withhold
01 - Keith S. Hynes	☐	☐
02 - Salvatore A. Patafio	☐	☐
03 - Louis Rosner	☐	☐

2. Direct the Company to elect eight directors of Twin Bridges (Bermuda) Ltd.

Nominee	For	Withhold
01 - David M. Birsner	☐	☐
02 - Daniel G. Hickey, Sr.	☐	☐
03 - Keith S. Hynes	☐	☐
04 - Charles I. Johnston	☐	☐
05 - Philip J. Magnarella	☐	☐
06 - Salvatore A. Patafio	☐	☐
07 - Louis Rosner, Esq.	☐	☐
08 - James J. Scardino	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT

IUPX 0249201

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CRM HOLDINGS, LTD.

The undersigned hereby appoints the Proxy Committee of the Board of Directors of CRM Holdings, Ltd. (the "Company"), as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the common shares of the Company which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda on Wednesday, May 5, 2010 at 12:00 p.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

PURSUANT TO THE COMPANY'S BYE-LAWS, THE VOTING INTEREST ATTRIBUTED TO EACH SHARE HELD BY THE UNDERSIGNED IS AS FOLLOWS:

- **0.82680529 VOTES PER SHARE FOR WELLS FARGO (and its affiliated entities);**
- **0.92420495 VOTES PER SHARE FOR DANIEL G. HICKEY, SR.;**
- **1.01567012 VOTES PER SHARES FOR MENDON CAPITAL ADVISORS CORP; and**
- **1.04044826 VOTES PER SHARE FOR ALL OTHER COMMON SHAREHOLDERS.**

This proxy, when properly executed, will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSALS NO. 1 AND 2 AND FOR PROPOSAL NOS. 3, 4, 5, and 6. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

This proxy is solicited on behalf of the Company's Board of Directors. It may be revoked up to one hour prior to the Annual General Meeting.

Receipt of notice of the Annual General Meeting and receipt of the proxy statement is hereby acknowledged, and the terms of the Notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. If the common shares are registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.